                  -------------------------------------------

                           OFFITBANK High Yield Fund

                        OFFITBANK Emerging Markets Fund

                      OFFITBANK Latin America Equity Fund

                       OFFITBANK New York Municipal Fund

                      OFFITBANK California Municipal Fund

                       OFFITBANK National Municipal Fund

                   OFFITBANK U.S. Government Securities Fund

                       OFFITBANK Mortgage Securities Fund

                          ---------------------------

                               SEMI-ANNUAL REPORT

                                     JUNE 30, 1998

                                THE

                                    [OFFITBANK LOGO]

                                INVESTMENT FUND, INC.

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholders:

We are very pleased to present you with the June 30, 1998 Semi-Annual Report for The OFFITBANK Investment Fund, Inc. As of that date the Funds' investment portfolios have assets in excess of $2 billion, an increase of almost $400 million since year-end.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager, are part of this Semi-Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.

We greatly value your participation in our Funds. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,

        [LOGO]

Morris W. Offit

July 17, 1998

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

The Fund's net investment return for the first half of 1998 after all fees and expenses was 4.48%. The June 30, 1998 NAV price of $10.37 compares favorably to the $10.34 price at December 31, 1997. As of June 30, 1998, the Fund had a 30 day SEC yield of 8.28%, average quality of B1/B+ and an effective duration of
4.3 years. The Fund continued to grow during the first half of 1998 as net assets increased to $1,667 million as of June 30, 1998 from $1,347 million on December 31, 1997.

Ten year Treasury yields fell approximately 30 basis points over the first half. Japan's continuing problems threatened to exacerbate the downturn in Asia, which in turn led to weakness in other emerging markets around the world. The resultant flight to quality contributed to lower Treasury yields, with longer term interest rates falling the most. Consistent with the Treasury market, longer dated better quality high yield performed the best. Due to supply pressures, high yield spreads to Treasuries widened nearly 40 basis points from year end. Even with spread widening, high yield continued to add value to fixed income portfolios.

The record pace of new issue supply finally overwhelmed demand during the quarter. Year-to-date, over $100 billion in new high yield bonds have been issued which is 85% greater than the first six months of 1997, a record year. To attract buyers as the second quarter progressed, new issues were brought to market at increasingly wider spreads. Existing issues in the secondary market repriced as a result. At quarter end, high yield spreads of 350 basis points were at their widest level of the past two years.

Aside from periodic supply imbalances, we do not expect spreads to widen materially or on a sustained basis. For the market as a whole, positive events continue to outpace negative events. Upgrades, premium tenders, and positive merger activity are common occurrences in today's market. The overall quality of high yield credits is superior to a decade ago. Moreover, the emergence of CBO's serves as a cushion against high yield spread widening by creating demand when spreads widen. Windows of opportunity to invest new funds at wide spreads have compressed into shorter time frames.

The large number of recent positive credit events has started to change the structure of the market in several ways. Upgrades, premium tenders, and bond calls over the past year have removed many upper tier securities from the market and, combined with the generally lower credit profile of new issues, lowered overall market credit quality and the average rating of the market indices. Double B's as a percentage of the Merrill Lynch High Yield Index have declined to 43% at the end of the second quarter from 49% at the beginning of the year. The large inflow of new issues has altered the industry weightings of the market as well. Industries such as telecommunications, media, and healthcare have grown their share of the high yield market dramatically. One possible effect of these industry changes may be that the high yield sector is less economically sensitive today than in the past.

The credit fundamentals of the high yield market are firm with generally little spillover from Asia. However, several sectors, such as technology and steel, will be affected. High yield market upgrades continue to exceed downgrades. Default rates have remained very low, although indices that include non-U.S. issuers have started to rise. The Moody's twelve month default rate has risen to 3.4% largely due to Asian defaults. By comparison, most purely domestic indices have default rates of approximately 1%. We continue to expect domestic default rates to rise, but to remain well below the historical averages.

The new issue calendar continues to be dominated by mid single B credits and unseasoned telecommunication issues. However, the enormous breadth of today's high yield market, with more than 2,000 issues outstanding, affords ample opportunity to focus on better quality credits. We anticipate that a number of the newer credits, which today do not meet our credit standards, will improve and mature and over time become appropriate investment candidates.

Several noteworthy developments occurred during the first half of 1998 which affected the portfolio. The Fund owned 23 issues that had ratings upgraded by Moody's or Standard & Poor's and 15 that were downgraded. A large number of holdings, including Vencor, Pricellular, Host Marriot Properties, Johns Manville, Tenet Healthcare and Repap New Brunswick all tendered for their high yield bonds at investment grade spreads. Stone Container Corp., the Fund's largest holding, announced a credit enhancing merger with Jefferson Smurfit Corp. During the first half of 1998, 28 issues totaling approximately $173 million were either called, tendered or defeased. Nearly 20% of average assets over the past twelve months have been called or tendered.

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

When replacing issues and investing new monies, we continue to focus on the better quality segment of the high yield market. The composition of the Fund has remained steady. Approximately 39% of the holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. Additionally, 64% of the holdings are rated at least B1 or B+. The Fund is very well diversified with over 225 issues and no single credit larger than 1.5% of the Fund's assets at June 30, 1998. We continue to believe that better quality high yield credits will outperform fixed income alternatives over time.

Stephen T. Shapiro

July 17, 1998

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

                                                                                                            SHARES OR
                                                                                                            PRINCIPAL
                                                                                                             AMOUNT
-----------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS (0.2%)
  OIL/GAS (0.2%)
     Reading & Bates Energy Co. Conv. Eurobonds, 8.00%, 12/31/98........................................  $ 1,871,000
     TOTAL CONVERTIBLE BONDS (COST $2,900,029)..........................................................
CORPORATE BONDS (90.7%)
  AEROSPACE/DEFENSE (0.6%)
     Newport News Shipbuilding Inc. Sr Sub Notes, 9.25%, 12/01/06.......................................    3,750,000
     Sequa Corp. Sr Notes, 8.75%, 12/15/01..............................................................    5,600,000
  AUTOMOTIVE (2.2%)
     Delco Remy Intl Inc. Sr Sub Notes, 10.625%, 08/01/06...............................................    4,000,000
     Exide Corp. Sr Notes, 10.00%, 04/15/05.............................................................    8,500,000
     Exide Holding Europe SA, 9.125%, 04/15/04, (144A)..................................................   16,000,000 (a)(1)
     Federal-Mogul Inc. Sr Notes, 7.875%, 07/01/10......................................................    4,000,000
     Hayes Wheels International Inc. Sr Sub Notes, 9.125%, 07/15/07.....................................    7,000,000
     Walbro Corp. Sr Notes, 10.125%, 12/15/07...........................................................    3,500,000
  BROADCAST/TELECOMMUNICATIONS (11.4%)
     Arch Communications Inc. Sr Notes, 12.75%, 07/01/07, (144A)........................................    2,500,000 (1)
     CCPR Services Sr Sub Notes, 10.00%, 02/01/07.......................................................    4,875,000
     Centennial Cellular Sr Notes, 8.875%, 11/01/01.....................................................   14,000,000
     Comcast Cellular Holdings Sr Notes, 9.50%, 05/01/07................................................    9,000,000
     Echostar Communications Sr Disount Notes, 0/12.875%, 06/01/04......................................   18,000,000 (2)
     Fox Liberty Networks L.L.C. Sr Notes, 8.875%, 08/15/07.............................................    7,000,000
     Globalstar Lp Capital Sr Notes, 11.50%, 06/01/05, (144A)...........................................    6,000,000 (1)
     Granite Broadcasting Corp. Sr Sub Notes, 9.375%, 12/01/05..........................................    6,000,000
     Heritage Media Corporation Sr Sub Notes, 8.75%, 02/15/06...........................................    4,500,000
     Intermedia Communications Fla Inc. Sr Discount Notes, 0/12.50%, 05/15/06...........................    9,000,000 (2)
     Intermedia Communications Fla Inc. Sr Discount Notes, 0/11.25%, 07/15/07...........................    7,000,000 (2)
     IXC Communications Inc. Sr Sub Notes, 9.00%, 04/15/08, (144A)......................................    7,000,000 (1)
     Metrocall Inc. Sr Sub Notes, 9.75%, 11/01/07.......................................................    5,000,000
     Metronet Communications Corp. Sr Disc. Notes, 0/9.95%, 06/15/08, (144A)............................   10,000,000 (1)(2)
     Nextel Communications Sr Discount Notes, 0/10.65%, 09/15/07........................................   12,500,000 (2)
     Nextel Communications Sr Discount Notes, 0/9.95%, 02/15/08, (144A).................................   10,000,000 (1)(2)
     Paging Network Sr Sub Notes, 10.125%, 08/01/07.....................................................   12,500,000
     Price Communications Sr Notes, 9.125%, 12/15/06, (144A)............................................   12,000,000 (1)
     Psinet Inc. Sr Notes, 10.00%, 02/15/05.............................................................    8,000,000
     Rogers Cantel Sr Sub Notes, 8.80%, 10/01/07........................................................    9,500,000
     Satelites Mexicanos SA Sr Notes, 10.125%, 11/01/04, (144A).........................................    4,500,000 (1)
     Sinclair Broadcasting Group, 10.00%, 09/30/05......................................................    4,000,000
     Vanguard Cellular Systems Inc. Sr Debs, 9.375%, 04/15/06...........................................    9,000,000
     Viacom Inc. Subordinate Notes, 8.00%, 07/07/06.....................................................   11,000,000
  CABLE (8.5%)
     Adelphia Communications Corp. Sr Notes, 9.50%, 02/15/04............................................    7,150,781 (3)
     Adelphia Communications Corp. Sr Notes, 9.875%, 03/01/07...........................................    6,000,000
     Century Communications Corp. Sr Notes, 9.75%, 02/15/02.............................................    6,500,000
     Century Communications Corp. Sr Notes, 8.875%, 01/15/07............................................    5,500,000
     Comcast Corportation Sr Sub Debs, 9.375%, 0515/05..................................................    8,000,000
     CSC Holdings Sr Sub Notes, 9.25%, 11/01/05.........................................................    7,500,000
     Diamond Holdings PLC Sr Notes, 9.125%, 02/01/08....................................................    5,000,000
     Jones Intercable Inc. Sr Sub Debs, 10.50%, 03/0/08.................................................    7,500,000
     Lenfest Communications Inc. Sr Notes, 8.375%, 11/01/05.............................................   12,500,000
     Marcus Cable Company L.P. Sr Debs., 11.875%, 10/01/05..............................................    6,000,000
     Marcus Cable Operating L.P. Sr Sub Discount Notes, 0/13.50%, 08/01/04..............................   11,500,000 (2)
     Mediacom Llc Capital Sr Notes, 8.50%, 04/15/08, (144A).............................................    8,000,000 (1)
     NTL Inc. Sr Notes, 10.00%, 02/15/07................................................................    4,500,000


                                                                                                             MARKET
                                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.2%)
  OIL/GAS (0.2%)
     Reading & Bates Energy Co. Conv. Eurobonds, 8.00%, 12/31/98........................................  $   3,040,375
                                                                                                          -------------
     TOTAL CONVERTIBLE BONDS (COST $2,900,029)..........................................................      3,040,375
                                                                                                          -------------
CORPORATE BONDS (90.7%)
  AEROSPACE/DEFENSE (0.6%)
     Newport News Shipbuilding Inc. Sr Sub Notes, 9.25%, 12/01/06.......................................      3,989,063
     Sequa Corp. Sr Notes, 8.75%, 12/15/01..............................................................      5,684,000
                                                                                                          -------------
                                                                                                              9,673,063
                                                                                                          -------------
  AUTOMOTIVE (2.2%)
     Delco Remy Intl Inc. Sr Sub Notes, 10.625%, 08/01/06...............................................      4,320,000
     Exide Corp. Sr Notes, 10.00%, 04/15/05.............................................................      8,861,250
     Exide Holding Europe SA, 9.125%, 04/15/04, (144A)..................................................      8,930,599
     Federal-Mogul Inc. Sr Notes, 7.875%, 07/01/10......................................................      4,010,000
     Hayes Wheels International Inc. Sr Sub Notes, 9.125%, 07/15/07.....................................      7,315,000
     Walbro Corp. Sr Notes, 10.125%, 12/15/07...........................................................      3,491,250
                                                                                                          -------------
                                                                                                             36,928,099
                                                                                                          -------------
  BROADCAST/TELECOMMUNICATIONS (11.4%)
     Arch Communications Inc. Sr Notes, 12.75%, 07/01/07, (144A)........................................      2,525,000
     CCPR Services Sr Sub Notes, 10.00%, 02/01/07.......................................................      4,740,938
     Centennial Cellular Sr Notes, 8.875%, 11/01/01.....................................................     14,595,000
     Comcast Cellular Holdings Sr Notes, 9.50%, 05/01/07................................................      9,405,000
     Echostar Communications Sr Disount Notes, 0/12.875%, 06/01/04......................................     17,527,500
     Fox Liberty Networks L.L.C. Sr Notes, 8.875%, 08/15/07.............................................      7,122,500
     Globalstar Lp Capital Sr Notes, 11.50%, 06/01/05, (144A)...........................................      5,827,500
     Granite Broadcasting Corp. Sr Sub Notes, 9.375%, 12/01/05..........................................      6,165,000
     Heritage Media Corporation Sr Sub Notes, 8.75%, 02/15/06...........................................      4,725,000
     Intermedia Communications Fla Inc. Sr Discount Notes, 0/12.50%, 05/15/06...........................      7,380,000
     Intermedia Communications Fla Inc. Sr Discount Notes, 0/11.25%, 07/15/07...........................      5,110,000
     IXC Communications Inc. Sr Sub Notes, 9.00%, 04/15/08, (144A)......................................      7,017,500
     Metrocall Inc. Sr Sub Notes, 9.75%, 11/01/07.......................................................      5,100,000
     Metronet Communications Corp. Sr Disc. Notes, 0/9.95%, 06/15/08, (144A)............................      6,187,500
     Nextel Communications Sr Discount Notes, 0/10.65%, 09/15/07........................................      8,468,750
     Nextel Communications Sr Discount Notes, 0/9.95%, 02/15/08, (144A).................................      6,437,500
     Paging Network Sr Sub Notes, 10.125%, 08/01/07.....................................................     13,000,000
     Price Communications Sr Notes, 9.125%, 12/15/06, (144A)............................................     12,000,000
     Psinet Inc. Sr Notes, 10.00%, 02/15/05.............................................................      8,180,000
     Rogers Cantel Sr Sub Notes, 8.80%, 10/01/07........................................................      9,416,875
     Satelites Mexicanos SA Sr Notes, 10.125%, 11/01/04, (144A).........................................      4,365,000
     Sinclair Broadcasting Group, 10.00%, 09/30/05......................................................      4,290,000
     Vanguard Cellular Systems Inc. Sr Debs, 9.375%, 04/15/06...........................................      9,450,000
     Viacom Inc. Subordinate Notes, 8.00%, 07/07/06.....................................................     11,343,750
                                                                                                          -------------
                                                                                                            190,380,313
                                                                                                          -------------
  CABLE (8.5%)
     Adelphia Communications Corp. Sr Notes, 9.50%, 02/15/04............................................      7,615,582
     Adelphia Communications Corp. Sr Notes, 9.875%, 03/01/07...........................................      6,495,000
     Century Communications Corp. Sr Notes, 9.75%, 02/15/02.............................................      6,955,000
     Century Communications Corp. Sr Notes, 8.875%, 01/15/07............................................      5,830,000
     Comcast Corportation Sr Sub Debs, 9.375%, 0515/05..................................................      8,540,000
     CSC Holdings Sr Sub Notes, 9.25%, 11/01/05.........................................................      8,025,000
     Diamond Holdings PLC Sr Notes, 9.125%, 02/01/08....................................................      5,187,500
     Jones Intercable Inc. Sr Sub Debs, 10.50%, 03/0/08.................................................      8,221,875
     Lenfest Communications Inc. Sr Notes, 8.375%, 11/01/05.............................................     13,281,250
     Marcus Cable Company L.P. Sr Debs., 11.875%, 10/01/05..............................................      6,420,000
     Marcus Cable Operating L.P. Sr Sub Discount Notes, 0/13.50%, 08/01/04..............................     11,155,000
     Mediacom Llc Capital Sr Notes, 8.50%, 04/15/08, (144A).............................................      7,970,000
     NTL Inc. Sr Notes, 10.00%, 02/15/07................................................................      4,815,000

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                                            SHARES OR
                                                                                                            PRINCIPAL
                                                                                                             AMOUNT
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  CABLE (CONTINUED)
     NTL Inc. Sr Notes, 0/9.75%, 04/01/08, (144A).......................................................  $10,000,000 (1)(2)
     Olympus Communcations L.P. Sr Notes, 10.625%, 11/15/06.............................................   10,000,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.625%, 08/01/02...........................    3,000,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 10.00%, 03/15/05...........................    3,000,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.65%, 01/15/14............................    2,500,000 (b)
     Rogers Communications Inc. Sr Notes, 9.125%, 01/15/06..............................................    3,500,000
     Telewest PLC Sr Discount Debs., 0/11.00%, 10/01/07.................................................   15,000,000 (2)
  CHEMICAL (3.0%)
     Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05..............................................   10,500,000
     Harris Chemical North America Inc. Sr Secured Notes, 10.25%, 07/15/01..............................    7,500,000
     ISP Holdings Inc. Sr Notes, 9.00%, 10/15/03........................................................    5,000,000
     Marsulex Inc. Sr Sub Notes, 9.625%, 07/01/08, (144A)...............................................    4,000,000 (1)
     Pioneer Americas Acquisition Sr Secured Notes, 9.25%, 06/15/07.....................................    6,000,000
     Polymer Group Inc. Sr Sub Notes, 9.00%, 07/01/07...................................................    5,000,000
     Sifto Canada Inc. Sr Notes, 8.50%, 07/15/00........................................................    5,500,000
     Terra Inds Inc Sr Notes, 10.50%, 06/15/05..........................................................    6,000,000
  CONSUMER GROUPS (7.6%)
     Ameriserve Food Co. Sr Sub Notes, 8.875%, 10/15/06.................................................    7,500,000
     Ameriserve Food Co. Sr Sub Notes, 10.125%, 07/15/07................................................    5,000,000
     Aurora Foods Inc. Sr Sub Notes, 8.75%, 07/01/08, (144A)............................................    6,500,000 (1)
     Chiquita Brands International Inc. Sr Notes, 9.625%, 01/15/04......................................    4,000,000
     Chiquita Brands International Inc. Sr Notes, 9.125%, 03/01/04......................................    6,000,000
     CHS Electronics Sr Notes, 9.875%, 04/15/05, (144A).................................................   10,500,000 (1)
     Cott Corportation Sr Notes, 8.50%, 05/01/07........................................................    4,000,000
     Fedders N.A. Sr Sub Notes, 9.375%, 08/15/07........................................................    8,500,000
     Fisher Scientific International Sr Sub Notes, 9.00%, 02/01/08......................................    7,000,000
     Fleming Companies Inc. Sr Sub Notes, 10.50%, 12/01/04..............................................    3,000,000
     Host Marriott Travel Plaza Sr Notes, 9.50%, 05/15/05...............................................    7,000,000
     Imperial Holly Sr Sub Notes, 9.75%, 12/15/07.......................................................    7,500,000
     Nash Finch Co. Sr Sub Notes, 8.50%, 05/01/08, (144A)...............................................    6,500,000 (1)
     Revlon Consumer Products Sr Sub Notes, 8.625%, 02/01/08............................................   12,000,000
     Ryder Transportation Inc. Sr Sub Notes, 10.00%, 12/01/06...........................................    3,000,000
     Samsonite Corp. Sr Sub Notes, 10.75%, 06/15/08, (144A).............................................    7,500,000 (1)
     The Krystal Company Sr Notes 10.25%, 10/01/07......................................................    5,000,000
     United Artists Theatre Pass Through Certificates, 9.30%, 07/01/15..................................   10,611,581
     United Auto Group Inc. Sr Sub Notes, 11.00%, 07/15/07..............................................    4,000,000
  FINANCIAL SERVICES/INSURANCE (1.6%)
     Americo Life Inc. Sr Notes, 9.25%, 06/01/05........................................................    3,000,000
     Amresco Inc. Sr Sub Notes, 9.875%, 03/15/05........................................................   10,000,000
     Nationwide Credit Sr Notes, 10.25%, 01/15/08, (144A)...............................................    4,000,000 (1)
     Presidential Life Corp. Sr Notes, 9.50%, 12/15/00..................................................    3,500,000
     Veritas Holdings Sr Notes, 9.625%, 12/15/03........................................................    4,536,000
  FOREST & PAPER PRODUCTS (5.1%)
     Crown Paper Co. Sr Sub Notes, 11.00%, 09/01/05.....................................................    3,500,000
     Doman Industries Ltd. Sr Notes, 8.75%, 03/15/04....................................................    8,000,000
     Fort Howard Corporation Pass Through Certificates, 11.00%, 01/02/02................................    2,106,683
     Maxxam Group Inc. Sr Notes, 0/12.25%, 08/01/03.....................................................    2,500,000 (2)
     Maxxam Group Inc. Sr Secured Notes, 11.25%, 08/01/03...............................................    3,000,000
     Millar Western Forest Sr Notes, 9.875%, 05/15/08, (144A)...........................................    3,500,000 (1)
     Pacific Lumber Sr Notes, 10.50%, 03/01/03..........................................................   10,500,000
     Pindo Deli Finance Mauritius Gtd. Sr Notes, 10.75%, 10/01/07.......................................    6,400,000


                                                                                                             MARKET
                                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
  CABLE (CONTINUED)
     NTL Inc. Sr Notes, 0/9.75%, 04/01/08, (144A).......................................................  $   6,500,000
     Olympus Communcations L.P. Sr Notes, 10.625%, 11/15/06.............................................     11,050,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.625%, 08/01/02...........................      3,195,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 10.00%, 03/15/05...........................      3,330,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.65%, 01/15/14............................      1,878,561
     Rogers Communications Inc. Sr Notes, 9.125%, 01/15/06..............................................      3,543,750
     Telewest PLC Sr Discount Debs., 0/11.00%, 10/01/07.................................................     12,375,000
                                                                                                          -------------
                                                                                                            142,383,518
                                                                                                          -------------
  CHEMICAL (3.0%)
     Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05..............................................     10,500,000
     Harris Chemical North America Inc. Sr Secured Notes, 10.25%, 07/15/01..............................      7,809,375
     ISP Holdings Inc. Sr Notes, 9.00%, 10/15/03........................................................      5,187,500
     Marsulex Inc. Sr Sub Notes, 9.625%, 07/01/08, (144A)...............................................      4,040,000
     Pioneer Americas Acquisition Sr Secured Notes, 9.25%, 06/15/07.....................................      5,940,000
     Polymer Group Inc. Sr Sub Notes, 9.00%, 07/01/07...................................................      5,075,000
     Sifto Canada Inc. Sr Notes, 8.50%, 07/15/00........................................................      5,651,250
     Terra Inds Inc Sr Notes, 10.50%, 06/15/05..........................................................      6,495,000
                                                                                                          -------------
                                                                                                             50,698,125
                                                                                                          -------------
  CONSUMER GROUPS (7.6%)
     Ameriserve Food Co. Sr Sub Notes, 8.875%, 10/15/06.................................................      7,537,500
     Ameriserve Food Co. Sr Sub Notes, 10.125%, 07/15/07................................................      5,143,750
     Aurora Foods Inc. Sr Sub Notes, 8.75%, 07/01/08, (144A)............................................      6,597,500
     Chiquita Brands International Inc. Sr Notes, 9.625%, 01/15/04......................................      4,180,000
     Chiquita Brands International Inc. Sr Notes, 9.125%, 03/01/04......................................      6,165,000
     CHS Electronics Sr Notes, 9.875%, 04/15/05, (144A).................................................     10,237,500
     Cott Corportation Sr Notes, 8.50%, 05/01/07........................................................      3,900,000
     Fedders N.A. Sr Sub Notes, 9.375%, 08/15/07........................................................      8,415,000
     Fisher Scientific International Sr Sub Notes, 9.00%, 02/01/08......................................      6,965,000
     Fleming Companies Inc. Sr Sub Notes, 10.50%, 12/01/04..............................................      3,097,500
     Host Marriott Travel Plaza Sr Notes, 9.50%, 05/15/05...............................................      7,455,000
     Imperial Holly Sr Sub Notes, 9.75%, 12/15/07.......................................................      7,537,500
     Nash Finch Co. Sr Sub Notes, 8.50%, 05/01/08, (144A)...............................................      6,475,625
     Revlon Consumer Products Sr Sub Notes, 8.625%, 02/01/08............................................     12,000,000
     Ryder Transportation Inc. Sr Sub Notes, 10.00%, 12/01/06...........................................      3,488,850
     Samsonite Corp. Sr Sub Notes, 10.75%, 06/15/08, (144A).............................................      7,481,250
     The Krystal Company Sr Notes 10.25%, 10/01/07......................................................      5,162,500
     United Artists Theatre Pass Through Certificates, 9.30%, 07/01/15..................................     10,770,755
     United Auto Group Inc. Sr Sub Notes, 11.00%, 07/15/07..............................................      3,860,000
                                                                                                          -------------
                                                                                                            126,470,230
                                                                                                          -------------
  FINANCIAL SERVICES/INSURANCE (1.6%)
     Americo Life Inc. Sr Notes, 9.25%, 06/01/05........................................................      3,097,500
     Amresco Inc. Sr Sub Notes, 9.875%, 03/15/05........................................................     10,200,000
     Nationwide Credit Sr Notes, 10.25%, 01/15/08, (144A)...............................................      4,020,000
     Presidential Life Corp. Sr Notes, 9.50%, 12/15/00..................................................      3,605,000
     Veritas Holdings Sr Notes, 9.625%, 12/15/03........................................................      4,717,440
                                                                                                          -------------
                                                                                                             25,639,940
                                                                                                          -------------
  FOREST & PAPER PRODUCTS (5.1%)
     Crown Paper Co. Sr Sub Notes, 11.00%, 09/01/05.....................................................      3,788,750
     Doman Industries Ltd. Sr Notes, 8.75%, 03/15/04....................................................      7,820,000
     Fort Howard Corporation Pass Through Certificates, 11.00%, 01/02/02................................      2,159,350
     Maxxam Group Inc. Sr Notes, 0/12.25%, 08/01/03.....................................................      2,631,250
     Maxxam Group Inc. Sr Secured Notes, 11.25%, 08/01/03...............................................      3,165,000
     Millar Western Forest Sr Notes, 9.875%, 05/15/08, (144A)...........................................      3,430,000
     Pacific Lumber Sr Notes, 10.50%, 03/01/03..........................................................     10,815,000
     Pindo Deli Finance Mauritius Gtd. Sr Notes, 10.75%, 10/01/07.......................................      4,480,000

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                                            SHARES OR
                                                                                                            PRINCIPAL
                                                                                                             AMOUNT
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  FOREST & PAPER PRODUCTS (5.1%) (CONTINUED)
     Repap New Brunswick Sr Notes, 9.00%, 06/01/04, (144A)..............................................  $ 7,500,000 (1)
     Stone Container Corp. 1st Mortgage Notes, 10.75%, 10/01/02.........................................    7,000,000
     Stone Container Corp. Sr Sub Debs., 12.25%, 04/01/02...............................................    7,500,000
     Stone Container Corp. Sr Sub Notes, 11.00%, 08/15/99...............................................    3,500,000
     Stone Container Finance Corp. Sr Notes, 11.50%, 08/15/06, (144A)...................................    5,500,000 (1)
     Tembec Finance Corp. Sr Notes, 9.875%, 09/30/05....................................................    8,500,000
     U.S. Timberlands Finance Corporation Sr Notes, 9.625%, 11/15/07....................................    6,500,000
  GENERAL INDUSTRIES/MANUFACTURING (7.4%)
     Advanced Micro Devices Sr Notes, 11.00%, 08/01/03..................................................    3,000,000
     Allied Waste N.A. Sr Sub Notes, 10.25%, 12/01/06...................................................    4,500,000
     American Business Information Sr Sub Notes, 9.50%, 06/15/08, (144A)................................    2,500,000 (1)
     Calmar Inc. Sr Sub Notes, 11.50%, 08/15/05.........................................................    2,500,000
     Celestica International Sr Sub Notes, 10.50%, 12/31/06.............................................    5,000,000
     CEX Holdings Inc. Sr Sub Notes, 9.625%, 06/01/08, (144A)...........................................    8,000,000 (1)
     Columbus Mckinnon Corp. Sr Sub Notes, 8.50%, 04/01/08, (144A)......................................    3,000,000 (1)
     Envirosource Inc. Sr Notes, 9.75%, 06/15/03........................................................    3,000,000
     Envirosource Inc. Sr Notes B, 9.75%, 06/15/03......................................................    1,500,000
     Foamex L.P. Sr Sub Notes, 9.875%, 06/15/07.........................................................    2,500,000
     Furon Co. Sr Sub Notes, 8.125%, 03/01/08, (144A)...................................................    5,000,000 (1)
     General Binding Corp. Sr Sub Notes, 9.375%, 06/01/08, (144A).......................................    3,500,000 (1)
     Hadco Corp. Sr Sub Notes, 9.50%, 06/15/08, (144A)..................................................    5,000,000 (1)
     Laidlaw Environmental Sr Sub Notes, 9.25%, 06/01/08, (144A)........................................    8,000,000 (1)
     Nortek Inc. Sr Notes, 9.125%, 09/01/07.............................................................    5,000,000
     Nortek Inc. Sr Sub Notes, 9.875%, 03/01/04.........................................................    6,000,000
     Park-Ohio Industries Sr Sub Notes, 9.25%, 12/01/07.................................................    3,000,000
     Southdown Inc. Sr Sub Notes, 10.00%, 03/01/06......................................................    5,500,000
     Unisys Corp. Sr Notes, 10.625%, 10/01/99...........................................................    2,398,000
     Unisys Corp. Sr Notes, 11.75%, 10/15/04............................................................    5,700,000
     Unisys Corp. Sr SF Debs., 9.75%, 09/15/16..........................................................    9,000,000
     United Rentals Inc. Sr Sub Notes, 9.50%, 06/01/08, (144A)..........................................    7,000,000 (1)
     Wesco Distribution Inc. Sr Sub Notes, 9.125%, 06/01/08, (144A).....................................    9,000,000 (1)
     Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07..................................................    8,000,000
  HEALTHCARE (5.6%)
     Columbia HCA Healthcare Sr Notes, 8.85%, 01/01/07..................................................    7,500,000
     Columbia HCA Healthcare Sr Notes, 7.00%, 07/01/07..................................................    3,500,000
     Columbia HCA Healthcare Sr Notes, 7.25%, 05/20/08..................................................    5,000,000
     Conmed Corp. Sr Sub Notes, 9.00%, 03/15/08.........................................................    6,000,000
     Extendicare Health Sr Sub Notes, 9.35%, 12/15/07...................................................    7,000,000
     Integrated Health Services Inc. Sr Sub Notes, 9.50%, 09/15/07......................................   12,000,000
     Magellan Health Services Sr Sub Notes, 9.00%, 02/15/08, (144A).....................................    7,000,000 (1)
     Medaphis Corporation Sr Notes, 9.50%, 02/15/05, (144A).............................................    6,500,000 (1)
     Mediq PRN Life Support Sr Sub Notes, 11.00%, 06/01/08, (144A)......................................    3,000,000 (1)
     Pharmerica Inc. Sr Sub Notes, 8.375%, 04/01/08, (144A).............................................    4,000,000 (1)
     Quest Diagnostic Inc. Sr Sub Notes, 10.75%, 12/15/06...............................................    3,000,000
     Sun Healthcare Group Inc. Sr Sub Notes, 9.375%, 05/01/08, (144A)...................................    7,000,000 (1)
     Tenet Healthcare Corp. Sr Sub Notes, 8.625%, 01/15/07..............................................    4,500,000
     Tenet Healthcare Corp. Sr Sub Notes, 8.125%, 12/01/08, (144A)......................................    7,000,000 (1)
     Vencor Incorporated Sr Sub Notes, 9.875%, 05/01/05, (144A).........................................    8,500,000 (1)
  HOTELS & GAMING (5.6%)
     Alliance Gaming Corp. Sr Sub Notes, 10.00%, 08/01/07...............................................    5,000,000
     Grand Casinos Inc. Sr Sub Notes, 10.125%, 12/01/03.................................................    4,000,000
     Hollywood Park Inc., 9.50%, 08/01/07...............................................................    6,500,000


                                                                                                             MARKET
                                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
  FOREST & PAPER PRODUCTS (5.1%) (CONTINUED)
     Repap New Brunswick Sr Notes, 9.00%, 06/01/04, (144A)..............................................  $   7,575,000
     Stone Container Corp. 1st Mortgage Notes, 10.75%, 10/01/02.........................................      7,428,750
     Stone Container Corp. Sr Sub Debs., 12.25%, 04/01/02...............................................      7,696,875
     Stone Container Corp. Sr Sub Notes, 11.00%, 08/15/99...............................................      3,578,750
     Stone Container Finance Corp. Sr Notes, 11.50%, 08/15/06, (144A)...................................      6,201,250
     Tembec Finance Corp. Sr Notes, 9.875%, 09/30/05....................................................      9,010,000
     U.S. Timberlands Finance Corporation Sr Notes, 9.625%, 11/15/07....................................      6,597,500
                                                                                                          -------------
                                                                                                             86,377,475
                                                                                                          -------------
  GENERAL INDUSTRIES/MANUFACTURING (7.4%)
     Advanced Micro Devices Sr Notes, 11.00%, 08/01/03..................................................      3,180,000
     Allied Waste N.A. Sr Sub Notes, 10.25%, 12/01/06...................................................      4,933,125
     American Business Information Sr Sub Notes, 9.50%, 06/15/08, (144A)................................      2,512,500
     Calmar Inc. Sr Sub Notes, 11.50%, 08/15/05.........................................................      2,887,500
     Celestica International Sr Sub Notes, 10.50%, 12/31/06.............................................      5,512,500
     CEX Holdings Inc. Sr Sub Notes, 9.625%, 06/01/08, (144A)...........................................      8,110,000
     Columbus Mckinnon Corp. Sr Sub Notes, 8.50%, 04/01/08, (144A)......................................      2,962,500
     Envirosource Inc. Sr Notes, 9.75%, 06/15/03........................................................      2,985,000
     Envirosource Inc. Sr Notes B, 9.75%, 06/15/03......................................................      1,492,500
     Foamex L.P. Sr Sub Notes, 9.875%, 06/15/07.........................................................      2,693,750
     Furon Co. Sr Sub Notes, 8.125%, 03/01/08, (144A)...................................................      4,993,750
     General Binding Corp. Sr Sub Notes, 9.375%, 06/01/08, (144A).......................................      3,552,500
     Hadco Corp. Sr Sub Notes, 9.50%, 06/15/08, (144A)..................................................      5,000,000
     Laidlaw Environmental Sr Sub Notes, 9.25%, 06/01/08, (144A)........................................      8,200,000
     Nortek Inc. Sr Notes, 9.125%, 09/01/07.............................................................      5,112,500
     Nortek Inc. Sr Sub Notes, 9.875%, 03/01/04.........................................................      6,150,000
     Park-Ohio Industries Sr Sub Notes, 9.25%, 12/01/07.................................................      3,060,000
     Southdown Inc. Sr Sub Notes, 10.00%, 03/01/06......................................................      6,132,500
     Unisys Corp. Sr Notes, 10.625%, 10/01/99...........................................................      2,424,978
     Unisys Corp. Sr Notes, 11.75%, 10/15/04............................................................      6,576,375
     Unisys Corp. Sr SF Debs., 9.75%, 09/15/16..........................................................      9,270,000
     United Rentals Inc. Sr Sub Notes, 9.50%, 06/01/08, (144A)..........................................      7,280,000
     Wesco Distribution Inc. Sr Sub Notes, 9.125%, 06/01/08, (144A).....................................      8,910,000
     Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07..................................................      8,260,000
                                                                                                          -------------
                                                                                                            122,191,978
                                                                                                          -------------
  HEALTHCARE (5.6%)
     Columbia HCA Healthcare Sr Notes, 8.85%, 01/01/07..................................................      8,000,250
     Columbia HCA Healthcare Sr Notes, 7.00%, 07/01/07..................................................      3,344,775
     Columbia HCA Healthcare Sr Notes, 7.25%, 05/20/08..................................................      4,848,300
     Conmed Corp. Sr Sub Notes, 9.00%, 03/15/08.........................................................      5,970,000
     Extendicare Health Sr Sub Notes, 9.35%, 12/15/07...................................................      7,070,000
     Integrated Health Services Inc. Sr Sub Notes, 9.50%, 09/15/07......................................     12,570,000
     Magellan Health Services Sr Sub Notes, 9.00%, 02/15/08, (144A).....................................      6,930,000
     Medaphis Corporation Sr Notes, 9.50%, 02/15/05, (144A).............................................      6,337,500
     Mediq PRN Life Support Sr Sub Notes, 11.00%, 06/01/08, (144A)......................................      3,090,000
     Pharmerica Inc. Sr Sub Notes, 8.375%, 04/01/08, (144A).............................................      4,030,000
     Quest Diagnostic Inc. Sr Sub Notes, 10.75%, 12/15/06...............................................      3,345,000
     Sun Healthcare Group Inc. Sr Sub Notes, 9.375%, 05/01/08, (144A)...................................      7,070,000
     Tenet Healthcare Corp. Sr Sub Notes, 8.625%, 01/15/07..............................................      4,646,250
     Tenet Healthcare Corp. Sr Sub Notes, 8.125%, 12/01/08, (144A)......................................      7,035,000
     Vencor Incorporated Sr Sub Notes, 9.875%, 05/01/05, (144A).........................................      8,361,875
                                                                                                          -------------
                                                                                                             92,648,950
                                                                                                          -------------
  HOTELS & GAMING (5.6%)
     Alliance Gaming Corp. Sr Sub Notes, 10.00%, 08/01/07...............................................      5,000,000
     Grand Casinos Inc. Sr Sub Notes, 10.125%, 12/01/03.................................................      4,360,000
     Hollywood Park Inc., 9.50%, 08/01/07...............................................................      6,695,000

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                                            SHARES OR
                                                                                                            PRINCIPAL
                                                                                                             AMOUNT
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  HOTELS & GAMING (5.6%) (CONTINUED)
     Host Marriot Properties Inc. Sr Secured Notes, 9.50%, 05/15/05.....................................  $ 8,000,000
     Host Marriot Properties Inc. Sr Notes, 8.875%, 07/15/07............................................    3,500,000
     John Q. Hammons Hotels L.P. 1st Mortgage Notes, 8.875%, 02/15/04...................................    8,000,000
     John Q. Hammons Hotels L.P. 1st Mortgage Notes, 9.75%, 10/01/05....................................    9,500,000
     Prime Hospitality Corp. 1st Mortgage Notes, 9.25%, 01/15/06........................................    8,000,000
     Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07..............................................    6,000,000
     Red Roof Inns Inc. Sr Sub Notes, 9.625%, 12/15/03..................................................    6,000,000
     Sun International Hotels Ltd. Sr Sub Notes, 9.00%, 03/15/07........................................    7,000,000
     Trump Atlantic City 1st Mortgage Notes, 11.25%, 05/01/06...........................................    8,500,000
     Trump Atlantic City 1st Mortgage Notes II, 11.25%, 05/01/06........................................    5,000,000
     Venetian Casino Mtg. Notes, 12.25%, 11/15/04.......................................................    5,000,000
  INDEPENDENT POWER (1.8%)
     AES Corp. Sr Sub Notes, 8.50%, 11/01/07............................................................    5,500,000
     AES Corp. Sr Sub Notes, 8.375%, 08/15/07...........................................................    6,000,000
     California Energy Co. Inc. Sr Notes, 10.25%, 01/15/04..............................................    4,500,000
     Calpine Corp. Sr Notes, 10.50%, 05/15/06...........................................................    5,500,000
     Calpine Corp. Sr Notes, 8.75%, 07/15/07............................................................    7,500,000
  METALS & MINING (7.9%)
     Ak Steel Corp. Sr Notes, 9.125%, 12/15/06, (144A)..................................................    9,000,000 (1)
     Armco Inc. Sr Notes, 9.375%, 11/01/00..............................................................    5,600,000
     Armco Inc. Sr Notes, 9.00%, 09/15/07...............................................................    9,000,000
     Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07, (144A)..............................    7,500,000 (1)
     EES Coke Battery Co. Inc. Series B, Sr Secured Notes, 9.382%, 04/15/07, (144A).....................    5,750,000 (1)
     Freeport Mcmoran C&G Sr Deb., 7.20%, 11/15/26......................................................    7,500,000
     Glencore Nickel Pty Limited Sr Secured Bonds, 9.00%, 12/01/14......................................    8,000,000
     Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08, (144A)........................................    5,000,000 (1)
     Inland Steel Co. 1st Mtg., 7.90%, 01/15/07.........................................................    7,000,000
     Kaiser Aluminum & Chemical Corp. Sr Notes, 9.875%, 02/15/02........................................    4,500,000
     Kaiser Aluminum & Chemical Corp. Sr Notes, 10.875%, 10/15/06.......................................    5,000,000
     LTV Corp. Sr Notes, 8.20%, 09/15/07................................................................   13,500,000
     Murrin Murrin Sr Sub Notes, 9.375%, 08/31/07.......................................................    7,000,000
     National Steel Corp. 1st Mtg., 8.375%, 08/01/06....................................................    7,735,000
     Oregon Steel Mills 1st Mtg. Notes, 11.00%, 06/15/03................................................    5,000,000
     P&L Coal Holdings Sr Sub Notes, 9.625%, 05/15/08, (144A)...........................................    8,000,000 (1)
     Wheeling-Pittsburgh Corp. Sr Notes, 9.25%, 11/15/07................................................   10,000,000
     WHX Corporation Sr Notes, 10.50%, 04/15/05.........................................................    7,000,000
  OIL/GAS (7.6%)
     Clark R&M Inc. Sr Sub Notes, 8.875%, 11/15/07......................................................    4,000,000
     Crown Central Petroleum Corp. Sr Notes, 10.875%, 02/01/05..........................................    2,400,000
     Denbury Management Inc. Sr Sub Notes, 9.00%, 03/01/08..............................................    3,000,000
     Energy Corp of America Sr Sub Notes, 9.50%, 05/15/07...............................................    5,500,000
     Ferrellgas Partner L.P. Sr Notes, 9.375%, 06/15/06.................................................    7,000,000
     Giant Industries Services Sr Sub Notes, 9.00%, 09/01/07............................................   10,000,000
     Grey Wolf Inc. Sr Notes, 8.875%, 07/01/07..........................................................    8,500,000
     Grey Wolf Inc. Sr Notes, 8.875%, 07/01/07, (144A)..................................................    3,000,000 (1)
     Gulf Canada Resources Ltd. Sr Sub Debs, 9.25%, 01/15/04............................................    4,000,000
     Houston Exploration Co. Sr Sub Notes, 8.625%, 01/01/08.............................................    6,000,000
     J Ray Mc Dermott S.A. Sr Sub Notes, 9.375%, 07/15/06...............................................    7,500,000
     KCS Energy Inc. Sr Notes, 11.00%, 01/15/03.........................................................    9,000,000
     Newpark Resources Inc. Sr Sub Notes, 8.625%, 12/15/07..............................................    7,000,000
     Nuevo Energy Co. Sr Sub Notes, 9.50%, 04/15/06.....................................................    3,000,000
     Octel Developments PLC Sr Notes, 10.00%, 05/01/06, (144A)..........................................    3,000,000 (1)
     Parker Drilling Co. Sr Notes, 9.75%, 11/15/06......................................................    8,000,000


                                                                                                             MARKET
                                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
  HOTELS & GAMING (5.6%) (CONTINUED)
     Host Marriot Properties Inc. Sr Secured Notes, 9.50%, 05/15/05.....................................  $   8,720,000
     Host Marriot Properties Inc. Sr Notes, 8.875%, 07/15/07............................................      3,941,875
     John Q. Hammons Hotels L.P. 1st Mortgage Notes, 8.875%, 02/15/04...................................      8,050,000
     John Q. Hammons Hotels L.P. 1st Mortgage Notes, 9.75%, 10/01/05....................................      9,880,000
     Prime Hospitality Corp. 1st Mortgage Notes, 9.25%, 01/15/06........................................      8,480,000
     Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07..............................................      6,382,500
     Red Roof Inns Inc. Sr Sub Notes, 9.625%, 12/15/03..................................................      6,090,000
     Sun International Hotels Ltd. Sr Sub Notes, 9.00%, 03/15/07........................................      7,350,000
     Trump Atlantic City 1st Mortgage Notes, 11.25%, 05/01/06...........................................      8,287,500
     Trump Atlantic City 1st Mortgage Notes II, 11.25%, 05/01/06........................................      4,850,000
     Venetian Casino Mtg. Notes, 12.25%, 11/15/04.......................................................      5,162,500
                                                                                                          -------------
                                                                                                             93,249,375
                                                                                                          -------------
  INDEPENDENT POWER (1.8%)
     AES Corp. Sr Sub Notes, 8.50%, 11/01/07............................................................      5,568,750
     AES Corp. Sr Sub Notes, 8.375%, 08/15/07...........................................................      6,060,000
     California Energy Co. Inc. Sr Notes, 10.25%, 01/15/04..............................................      4,826,250
     Calpine Corp. Sr Notes, 10.50%, 05/15/06...........................................................      6,063,750
     Calpine Corp. Sr Notes, 8.75%, 07/15/07............................................................      7,706,250
                                                                                                          -------------
                                                                                                             30,225,000
                                                                                                          -------------
  METALS & MINING (7.9%)
     Ak Steel Corp. Sr Notes, 9.125%, 12/15/06, (144A)..................................................      9,427,500
     Armco Inc. Sr Notes, 9.375%, 11/01/00..............................................................      5,719,000
     Armco Inc. Sr Notes, 9.00%, 09/15/07...............................................................      8,932,500
     Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07, (144A)..............................      7,631,250
     EES Coke Battery Co. Inc. Series B, Sr Secured Notes, 9.382%, 04/15/07, (144A).....................      6,037,500
     Freeport Mcmoran C&G Sr Deb., 7.20%, 11/15/26......................................................      5,985,075
     Glencore Nickel Pty Limited Sr Secured Bonds, 9.00%, 12/01/14......................................      7,760,000
     Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08, (144A)........................................      4,900,000
     Inland Steel Co. 1st Mtg., 7.90%, 01/15/07.........................................................      7,043,750
     Kaiser Aluminum & Chemical Corp. Sr Notes, 9.875%, 02/15/02........................................      4,635,000
     Kaiser Aluminum & Chemical Corp. Sr Notes, 10.875%, 10/15/06.......................................      5,400,000
     LTV Corp. Sr Notes, 8.20%, 09/15/07................................................................     13,027,500
     Murrin Murrin Sr Sub Notes, 9.375%, 08/31/07.......................................................      6,947,500
     National Steel Corp. 1st Mtg., 8.375%, 08/01/06....................................................      7,735,000
     Oregon Steel Mills 1st Mtg. Notes, 11.00%, 06/15/03................................................      5,400,000
     P&L Coal Holdings Sr Sub Notes, 9.625%, 05/15/08, (144A)...........................................      8,230,000
     Wheeling-Pittsburgh Corp. Sr Notes, 9.25%, 11/15/07................................................     10,200,000
     WHX Corporation Sr Notes, 10.50%, 04/15/05.........................................................      7,070,000
                                                                                                          -------------
                                                                                                            132,081,575
                                                                                                          -------------
  OIL/GAS (7.6%)
     Clark R&M Inc. Sr Sub Notes, 8.875%, 11/15/07......................................................      4,020,000
     Crown Central Petroleum Corp. Sr Notes, 10.875%, 02/01/05..........................................      2,508,000
     Denbury Management Inc. Sr Sub Notes, 9.00%, 03/01/08..............................................      2,880,000
     Energy Corp of America Sr Sub Notes, 9.50%, 05/15/07...............................................      5,390,000
     Ferrellgas Partner L.P. Sr Notes, 9.375%, 06/15/06.................................................      7,210,000
     Giant Industries Services Sr Sub Notes, 9.00%, 09/01/07............................................     10,337,500
     Grey Wolf Inc. Sr Notes, 8.875%, 07/01/07..........................................................      8,202,500
     Grey Wolf Inc. Sr Notes, 8.875%, 07/01/07, (144A)..................................................      2,895,000
     Gulf Canada Resources Ltd. Sr Sub Debs, 9.25%, 01/15/04............................................      4,186,160
     Houston Exploration Co. Sr Sub Notes, 8.625%, 01/01/08.............................................      5,970,000
     J Ray Mc Dermott S.A. Sr Sub Notes, 9.375%, 07/15/06...............................................      8,062,500
     KCS Energy Inc. Sr Notes, 11.00%, 01/15/03.........................................................      9,630,000
     Newpark Resources Inc. Sr Sub Notes, 8.625%, 12/15/07..............................................      7,000,000
     Nuevo Energy Co. Sr Sub Notes, 9.50%, 04/15/06.....................................................      3,120,000
     Octel Developments PLC Sr Notes, 10.00%, 05/01/06, (144A)..........................................      3,063,750
     Parker Drilling Co. Sr Notes, 9.75%, 11/15/06......................................................      8,180,000

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                                            SHARES OR
                                                                                                            PRINCIPAL
                                                                                                             AMOUNT
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  OIL/GAS (7.6%) (CONTINUED)
     Pride Petroleum Services Sr Notes, 9.375%, 05/01/07................................................  $ 3,000,000
     Tesoro Petroleum Corp. Sr Sub Notes, 9.00%, 07/01/08, (144A).......................................    9,000,000 (1)
     Transamerican Energy Corp. Sr Secured Notes, 11.50%, 06/15/02......................................    8,000,000
     Trico Marine Services, 8.50%, 08/01/05.............................................................    6,000,000
     Trico Marine Services, 8.50%, 08/01/05.............................................................    5,000,000
     Wainoco Oil Corp. Sr Notes, 9.125%, 02/15/06.......................................................    3,500,000
  PACKAGING/CONTAINERS (1.4%)
     Container Corp. of America Sr Notes, 9.75%, 04/01/03...............................................    5,000,000
     Container Corp. of America Sr Notes, 11.25%, 05/01/04..............................................    3,500,000
     Gaylord Container Corp. Sr Notes, 9.75%, 06/15/07..................................................   11,000,000
     Silgan Holding Sr Sub Debs., 9.00%, 06/01/09.......................................................    3,500,000
  PUBLISHING/ADVERTISING (2.6%)
     Big Flower Press Sr Sub Notes, 8.875%, 07/01/07....................................................    8,500,000
     Hollinger International Publishing Sr Sub Notes Gtd Notes, 9.25%, 03/15/07.........................    7,500,000
     Lamar Advertising Co. Sr Sub Notes, 9.625%, 12/01/06...............................................    6,500,000
     MDC Communications Corp. Sr Sub Notes, 10.50%, 12/01/06............................................    4,750,000
     Outdoor Systems Inc. Sr Sub Notes, 8.875%, 06/15/07................................................    9,000,000
     World Color Press Inc. Sr Sub Notes, 9.125%, 03/15/03..............................................    5,400,000
  REAL ESTATE (2.7%)
     CB Richard Ellis Service Sr Sub Notes, 8.875%, 06/01/06............................................   10,500,000
     Forest City Enterprises Sr Notes, 8.50%, 03/15/08..................................................    8,500,000
     MDC Holdings Inc. Sr Notes, 8.375%, 02/01/08.......................................................    7,000,000
     Rockefeller Center Property Trust, 0.00%, 12/31/00.................................................   20,000,000
     Trizec Financial Ltd. Sr Notes, 10.875%, 10/15/05..................................................    2,965,000
  RETAIL (2.9%)
     Advance Stores Co. Sr Sub Notes, 10.25%, 04/15/08, (144A)..........................................    6,000,000 (1)
     Amazon.Com Inc. Sr Discount Notes, 0/10.00%, 05/01/08, (144A)......................................    8,500,000 (1)(2)
     Nine West Group Inc. Sr Notes, 8.375%, 08/15/05, (144A)............................................    5,000,000 (1)
     Nine West Group Inc. Sr Sub Notes, 9.00%, 08/15/07, (144A).........................................    6,000,000 (1)
     Pantry Inc. Sr Sub Notes, 10.25%, 10/15/07.........................................................    4,500,000
     Petro Stopping Centers Sr Notes, 10.50%, 02/01/07..................................................    6,000,000
     Phillips Van-Heusen Sr Sub Notes, 9.50%, 05/01/08, (144A)..........................................    6,000,000 (1)
     Travelcenters of America Sr Sub Notes, 10.25%, 04/01/07............................................    6,000,000
     Zale Corp. Sr Notes, 8.50%, 10/01/07...............................................................    3,000,000
  TEXTILES (1.1%)
     Delta Mills Inc. Sr Notes, 9.625%, 09/01/07........................................................    7,000,000
     Galey & Lord Inc. Sr Sub Notes, 9.125%, 03/01/08...................................................    8,500,000
     Ing/Pt Polysindo 10.00%, 03/28/00, (144A)..........................................................    2,000,000 (1)
     Pillowtex Corporation Sr Sub Notes, 10.00%, 11/15/06...............................................    2,500,000
  TRANSPORTATION (3.2%)
     Airtrans Airlines Sr Note, 10.50%, 04/15/01........................................................    6,000,000
     Canadian Airlines Corp. Sr Secured Notes, 10.00%, 05/01/05.........................................    6,500,000
     Coach USA Inc. Sr Sub Notes, 9.375%, 07/01/07......................................................    5,000,000
     Eletson Holdings Inc. 1st Pfd. Mtg. Notes, 9.25%, 11/15/03.........................................    4,000,000
     Navigator Gas Transport First Priority Ship Mtg. Notes, 10.50%, 06/30/07, (144A)...................    6,000,000 (1)
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series A, 9.80%, 01/15/00.................      942,000


                                                                                                             MARKET
                                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
  OIL/GAS (7.6%) (CONTINUED)
     Pride Petroleum Services Sr Notes, 9.375%, 05/01/07................................................  $   3,157,500
     Tesoro Petroleum Corp. Sr Sub Notes, 9.00%, 07/01/08, (144A).......................................      9,000,000
     Transamerican Energy Corp. Sr Secured Notes, 11.50%, 06/15/02......................................      7,480,000
     Trico Marine Services, 8.50%, 08/01/05.............................................................      5,850,000
     Trico Marine Services, 8.50%, 08/01/05.............................................................      4,862,500
     Wainoco Oil Corp. Sr Notes, 9.125%, 02/15/06.......................................................      3,526,250
                                                                                                          -------------
                                                                                                            126,531,660
                                                                                                          -------------
  PACKAGING/CONTAINERS (1.4%)
     Container Corp. of America Sr Notes, 9.75%, 04/01/03...............................................      5,362,500
     Container Corp. of America Sr Notes, 11.25%, 05/01/04..............................................      3,780,000
     Gaylord Container Corp. Sr Notes, 9.75%, 06/15/07..................................................     10,780,000
     Silgan Holding Sr Sub Debs., 9.00%, 06/01/09.......................................................      3,648,750
                                                                                                          -------------
                                                                                                             23,571,250
                                                                                                          -------------
  PUBLISHING/ADVERTISING (2.6%)
     Big Flower Press Sr Sub Notes, 8.875%, 07/01/07....................................................      8,627,500
     Hollinger International Publishing Sr Sub Notes Gtd Notes, 9.25%, 03/15/07.........................      7,837,500
     Lamar Advertising Co. Sr Sub Notes, 9.625%, 12/01/06...............................................      6,963,125
     MDC Communications Corp. Sr Sub Notes, 10.50%, 12/01/06............................................      4,963,750
     Outdoor Systems Inc. Sr Sub Notes, 8.875%, 06/15/07................................................      9,360,000
     World Color Press Inc. Sr Sub Notes, 9.125%, 03/15/03..............................................      5,535,000
                                                                                                          -------------
                                                                                                             43,286,875
                                                                                                          -------------
  REAL ESTATE (2.7%)
     CB Richard Ellis Service Sr Sub Notes, 8.875%, 06/01/06............................................     10,421,250
     Forest City Enterprises Sr Notes, 8.50%, 03/15/08..................................................      8,478,750
     MDC Holdings Inc. Sr Notes, 8.375%, 02/01/08.......................................................      7,000,000
     Rockefeller Center Property Trust, 0.00%, 12/31/00.................................................     15,650,000
     Trizec Financial Ltd. Sr Notes, 10.875%, 10/15/05..................................................      3,335,625
                                                                                                          -------------
                                                                                                             44,885,625
                                                                                                          -------------
  RETAIL (2.9%)
     Advance Stores Co. Sr Sub Notes, 10.25%, 04/15/08, (144A)..........................................      6,240,000
     Amazon.Com Inc. Sr Discount Notes, 0/10.00%, 05/01/08, (144A)......................................      5,163,750
     Nine West Group Inc. Sr Notes, 8.375%, 08/15/05, (144A)............................................      4,900,000
     Nine West Group Inc. Sr Sub Notes, 9.00%, 08/15/07, (144A).........................................      5,820,000
     Pantry Inc. Sr Sub Notes, 10.25%, 10/15/07.........................................................      4,635,000
     Petro Stopping Centers Sr Notes, 10.50%, 02/01/07..................................................      6,420,000
     Phillips Van-Heusen Sr Sub Notes, 9.50%, 05/01/08, (144A)..........................................      5,970,000
     Travelcenters of America Sr Sub Notes, 10.25%, 04/01/07............................................      6,270,000
     Zale Corp. Sr Notes, 8.50%, 10/01/07...............................................................      3,090,000
                                                                                                          -------------
                                                                                                             48,508,750
                                                                                                          -------------
  TEXTILES (1.1%)
     Delta Mills Inc. Sr Notes, 9.625%, 09/01/07........................................................      6,860,000
     Galey & Lord Inc. Sr Sub Notes, 9.125%, 03/01/08...................................................      8,202,500
     Ing/Pt Polysindo 10.00%, 03/28/00, (144A)..........................................................        500,000
     Pillowtex Corporation Sr Sub Notes, 10.00%, 11/15/06...............................................      2,675,000
                                                                                                          -------------
                                                                                                             18,237,500
                                                                                                          -------------
  TRANSPORTATION (3.2%)
     Airtrans Airlines Sr Note, 10.50%, 04/15/01........................................................      6,060,000
     Canadian Airlines Corp. Sr Secured Notes, 10.00%, 05/01/05.........................................      6,597,500
     Coach USA Inc. Sr Sub Notes, 9.375%, 07/01/07......................................................      5,250,000
     Eletson Holdings Inc. 1st Pfd. Mtg. Notes, 9.25%, 11/15/03.........................................      4,090,000
     Navigator Gas Transport First Priority Ship Mtg. Notes, 10.50%, 06/30/07, (144A)...................      6,255,000
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series A, 9.80%, 01/15/00.................        973,077

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                                            SHARES OR
                                                                                                            PRINCIPAL
                                                                                                             AMOUNT
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  TRANSPORTATION (3.2%) (CONTINUED)
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series F, 10.15%, 03/28/08................  $ 1,000,000
     Sea Containers Sr Note, 9.50%, 07/01/03............................................................    3,000,000
     Stena AB Sr Notes, 10.50%, 12/15/05................................................................    5,000,000
     Stena Line AB Sr Notes, 10.625%, 06/01/08..........................................................    6,000,000
     U.S. Air Inc. Pass Through Certificates 1990 Series A, 11.20%, 03/19/05............................    3,442,224
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B, 10.00%, 01/15/02.........................    1,334,000
     U.S. Air Inc. Equipment Trust Certificates 1990 Series B, 10.33%, 06/27/02.........................      803,000
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.28%, 06/27/01.........................      837,000
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.43%, 06/27/04.........................    1,014,000
     U.S. Air Inc. Equipment Trust Certificates 1998 Series B, 9.80%, 01/15/00..........................      654,000
  UTILITIES (0.9%)
     Cleveland Electric Illum 1st Mtg. Bonds, 9.50%, 05/15/05...........................................    4,000,000
     Long Island Lighting Co. Debs., 7.125%, 06/01/05...................................................    4,000,000
     Tucson Electric & Power, 10.21%, 01/01/09..........................................................    5,526,015
     TOTAL CORPORATE BONDS (COST $1,470,671,717)........................................................
FOREIGN GOVERNMENTS (1.0%)
  SOVEREIGN DEBT (1.0%)
     Brazil Brady Capitalization Step-Up Bonds, 3.00/8.00%, 04/15/14....................................    9,861,785 (2)
     Republic of Brazil IDU Floating Rate Note, 6.97%, 01/01/01.........................................   10,150,000 (4)
     TOTAL FOREIGN GOVERNMENTS (COST $16,710,025).......................................................
MORTGAGE-BACKED SECURITIES (0.3%)
  REAL ESTATE (0.2%)
     Rtc Mtg. Tr. Series 1994-C1 Class F, 8.00%, 06/25/26...............................................    2,075,145
     Rtc Mtg. Tr. Series 1994-C2 Class G, 8.00%, 04/25/25...............................................    1,440,976
  RETAIL (0.1%)
     National Convenience Realty, 9.50%, 06/30/03.......................................................    1,565,543
     TOTAL MORTGAGE-BACKED SECURITIES (COST $4,101,554).................................................
PREFERRED STOCK (2.2%)
  CABLE (0.4%)
     CSC Holdings Series M, 11.25%......................................................................       62,309 (3)
  ENTERTAINMENT (0.7%)
     Time Warner Inc. Series M, 10.25%..................................................................       10,000 (3)
  FINANCIAL SERVICES/INSURANCE (0.3%)
     IBJ Preferred Cap Co. L.L.C. Series A, 8.79%, (144A)...............................................    6,000,000 (1)(4)
  HEALTHCARE (0.6%)
     Fresenius Medical Care, 9.00%......................................................................   10,000,000
  METALS & MINING (0.2%)
     Freeport McMoran Corp. Series Gold.................................................................      120,000
     TOTAL PREFERRED STOCK (COST $36,398,470)...........................................................
COMMERCIAL PAPER (0.0%)
  TEXTILES
     Ing/Pt Polysindo, 10.50%, 07/15/98.................................................................      616,747
     TOTAL COMMERCIAL PAPER (COST $594,627).............................................................


                                                                                                             MARKET
                                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (CONTINUED)
  TRANSPORTATION (3.2%) (CONTINUED)
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series F, 10.15%, 03/28/08................  $   1,088,360
     Sea Containers Sr Note, 9.50%, 07/01/03............................................................      3,105,000
     Stena AB Sr Notes, 10.50%, 12/15/05................................................................      5,437,500
     Stena Line AB Sr Notes, 10.625%, 06/01/08..........................................................      6,082,500
     U.S. Air Inc. Pass Through Certificates 1990 Series A, 11.20%, 03/19/05............................      3,752,024
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B, 10.00%, 01/15/02.........................      1,423,631
     U.S. Air Inc. Equipment Trust Certificates 1990 Series B, 10.33%, 06/27/02.........................        871,897
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.28%, 06/27/01.........................        893,790
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.43%, 06/27/04.........................      1,134,858
     U.S. Air Inc. Equipment Trust Certificates 1998 Series B, 9.80%, 01/15/00..........................        675,575
                                                                                                          -------------
                                                                                                             53,690,712
                                                                                                          -------------
  UTILITIES (0.9%)
     Cleveland Electric Illum 1st Mtg. Bonds, 9.50%, 05/15/05...........................................      4,382,000
     Long Island Lighting Co. Debs., 7.125%, 06/01/05...................................................      4,237,000
     Tucson Electric & Power, 10.21%, 01/01/09..........................................................      5,885,206
                                                                                                          -------------
                                                                                                             14,504,206
                                                                                                          -------------
     TOTAL CORPORATE BONDS (COST $1,470,671,717)........................................................  1,512,164,219
                                                                                                          -------------
FOREIGN GOVERNMENTS (1.0%)
  SOVEREIGN DEBT (1.0%)
     Brazil Brady Capitalization Step-Up Bonds, 3.00/8.00%, 04/15/14....................................      7,260,739
     Republic of Brazil IDU Floating Rate Note, 6.97%, 01/01/01.........................................      9,642,500
                                                                                                          -------------
     TOTAL FOREIGN GOVERNMENTS (COST $16,710,025).......................................................     16,903,239
                                                                                                          -------------
MORTGAGE-BACKED SECURITIES (0.3%)
  REAL ESTATE (0.2%)
     Rtc Mtg. Tr. Series 1994-C1 Class F, 8.00%, 06/25/26...............................................      2,095,897
     Rtc Mtg. Tr. Series 1994-C2 Class G, 8.00%, 04/25/25...............................................      1,455,386
                                                                                                          -------------
                                                                                                              3,551,283
                                                                                                          -------------
  RETAIL (0.1%)
     National Convenience Realty, 9.50%, 06/30/03.......................................................      1,635,993
                                                                                                          -------------
     TOTAL MORTGAGE-BACKED SECURITIES (COST $4,101,554).................................................      5,187,276
                                                                                                          -------------
PREFERRED STOCK (2.2%)
  CABLE (0.4%)
     CSC Holdings Series M, 11.25%......................................................................      7,196,690
                                                                                                          -------------
  ENTERTAINMENT (0.7%)
     Time Warner Inc. Series M, 10.25%..................................................................     11,100,000
                                                                                                          -------------
  FINANCIAL SERVICES/INSURANCE (0.3%)
     IBJ Preferred Cap Co. L.L.C. Series A, 8.79%, (144A)...............................................      5,430,000
  HEALTHCARE (0.6%)
     Fresenius Medical Care, 9.00%......................................................................     10,400,000
                                                                                                          -------------
  METALS & MINING (0.2%)
     Freeport McMoran Corp. Series Gold.................................................................      2,550,000
                                                                                                          -------------
     TOTAL PREFERRED STOCK (COST $36,398,470)...........................................................     36,676,690
                                                                                                          -------------
COMMERCIAL PAPER (0.0%)
  TEXTILES
     Ing/Pt Polysindo, 10.50%, 07/15/98.................................................................        123,349
                                                                                                          -------------
     TOTAL COMMERCIAL PAPER (COST $594,627).............................................................        123,349
                                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                                            SHARES OR
                                                                                                            PRINCIPAL
                                                                                                             AMOUNT
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.6%)
     Bank of New York Repurchase Agreement 5.30%, 07/01/98 (dated 06/30/98; proceeds $77,144,256, collateralized by $50,000,000 U.S. Treasury Notes, 5.875% due 11/15/05, valued at $51,372,090 and
      $26,180,000 U.S Treasury Notes, 6.25%, due 02/15/03, valued at $26,132,900).......................  $77,132,900
     TOTAL REPURCHASE AGREEMENTS (COST $77,132,900).....................................................
MONEY MARKET FUNDS (0.0%)
     Bank of New York Cash Reserve MM Fund..............................................................           36
     TOTAL MONEY MARKET FUNDS (COST $36)................................................................
     TOTAL INVESTMENTS (COST $1,608,509,358) (+) -- 99.0%...............................................
     OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%.........................................................
     TOTAL NET ASSETS -- 100.0%.........................................................................


                                                                                                             MARKET
                                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (4.6%)
     Bank of New York Repurchase Agreement 5.30%, 07/01/98 (dated 06/30/98; proceeds $77,144,256, collateralized by $50,000,000 U.S. Treasury Notes, 5.875% due 11/15/05, valued at $51,372,090 and
      $26,180,000 U.S Treasury Notes, 6.25%, due 02/15/03, valued at $26,132,900).......................  $  77,132,900
                                                                                                          -------------
     TOTAL REPURCHASE AGREEMENTS (COST $77,132,900).....................................................     77,132,900
                                                                                                          -------------
MONEY MARKET FUNDS (0.0%)
     Bank of New York Cash Reserve MM Fund..............................................................             36
                                                                                                          -------------
     TOTAL MONEY MARKET FUNDS (COST $36)................................................................             36
                                                                                                          -------------
     TOTAL INVESTMENTS (COST $1,608,509,358) (+) -- 99.0%...............................................  1,651,228,084
     OTHER ASSETS IN EXCESS OF LIABILITIES 1.0%.........................................................     16,234,304
                                                                                                          -------------
     TOTAL NET ASSETS -- 100.0%.........................................................................  $1,667,462,388

                                                                                                          -------------
                                                                                                          -------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation.................. $  52,455,137
Unrealized depreciation..................    (9,736,411)
                                         -------------
Net unrealized appreciation.............. $  42,718,726
                                         -------------
                                         -------------

Principal denominated in the following currencies:

(a) German Deutsche Mark (b) Canadian Dollar.

(1) Security exempt from registration under Rule  144A of the Securities Act  of
    1933.   These  securities  may   be  resold  in   transactions  exempt  from
    registration, normally to qualified institutional buyers.

(2) Step-Up Bond.

(3) Payment In Kind Security.

(4) Interest rate reflected is rate in effect at June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

The OFFITBANK Emerging Markets Fund's investment return for the year-to-date period ending June 30, 1998 was 1.49%. The net asset value per share as of June 30, 1998 was $10.13. For the same period, our Composite Benchmark(1) returned 0.21%.

The Fund's average annualized return since inception (March 8, 1994) was 12.77%. As of June 30, 1998, the Fund had an average yield to maturity of 11.33%, an average duration of 4.11 years and an average maturity of 7.76 years. The 30-day SEC yield as of June 30 for the Fund was 10.68%.

As of June 30, the Fund was 61% invested in U.S. dollar-denominated Eurobonds, 26% in U.S. dollar-denominated Brady and pre-Brady sovereign debt, 9% in local market instruments and 4% in cash and accrued interest.

We continue to focus on "International High Yield" debt securities as the primary investment of the Fund. Strategically, we maintain our core emphasis on Latin America, which represents over 90% of the Fund's investments. Our largest sovereign allocations remain Brazil (32%), Argentina (26%) and Mexico (22%).

UNCERTAINTY IN THE EMERGING MARKETS

The Emerging Markets continued to come under pressure as Japan's weakening Yen and political disarray and escalated Russian market turmoil furthered general market uncertainty and volatility. As a result, fixed income spreads in general have almost doubled from pre-crisis levels.

In the first half of this year, weakened market performance and increased asset volatility across Emerging Markets reflected the markets' realization of what we believe has been a fundamental re-pricing of risks associated with Southeast Asia and Russia. Demand for a higher risk premium has also been driven by the workout process lying ahead for Southeast Asia and Russia.

We believe the sell-off of Emerging Markets has wrongly penalized the major Latin American countries. Investors will continue to be attracted by spreads over U.S. Treasuries that have widened dramatically from pre-crisis levels of 330 basis points.

VALUE IN LATIN AMERICA

The indiscriminate sell-off in Emerging Markets assets during the first half of this year has failed to recognize significant regional differences and has, therefore, created investment opportunities--particularly in Latin America. Latin American corporate issuers with strong underlying credit fundamentals and bond yields averaging 11% represent both total return investment opportunities in addition to attractive risk-adjusted yields.

We continue to focus our investment efforts on those corporate issuers in Latin America that we believe will benefit directly from the fundamental reform policies which the major Latin economies continue to pursue. In particular, we see value in "International High Yield" companies that include industrials and conglomerates, media companies and utilities. Investments held in each of these sectors represent some of the larger regional and more globally competitive `blue chip' issuers in their respective countries.

LATIN AMERICAN FUNDAMENTALS REMAIN ON TRACK

In the face of recent market turmoil, Latin American governments continued to show discipline and commitment in their policy response to the Asian crisis. Brazil almost doubled domestic interest rates post crisis. Argentina canceled a US $10 billion (estimated) domestic road infrastructure investment plan. Mexico has aggressively proposed a third budget expenditure reduction plan, although this has been driven far more by the global deflationary drag that oil continues to exert on budgeted revenue inflows for Mexico than as yet any direct economic impact from Asia.
------------

 (1) 50% JP Morgan's Emerging Markets Bond Index + and 50% JP Morgan's Latin American Eurobond Index

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

Although Latin America's policy response to the Asian and commodity crises will slow growth this year as well as put pressure on fiscal accounts, positive trends still underpin these medium-term developments. Foreign direct investment
(FDI) and related privatization inflows continue to grow significantly in the region. Brazil exemplifies the strength of FDI. This year it will attract an estimated US $20 billion in FDI (in telecommunications, electric utilities, banks, etc.) an increase from $17 billion last year.

While the initial crisis in Southeast Asia has largely passed, we believe that these Asian countries are only at the beginning of a long road to recovery. Poor liquidity and weak banking sectors continue to constrain these economies. In contrast, the banking systems of the leading Latin American economies are fundamentally sound and under-levered, particularly within Mercosur. In Argentina and Brazil, active consolidation of banking and investment management sectors has accelerated as foreign banks expand their local presence in Latin America through acquisitions (foreign investors include JP Morgan, Citibank, HSBC, Credit Suisse First Boston, Banco Santander and Banco Bilbao Vizcaya). The involvement of these foreign banks in Latin America's financial sector only further showcases the long-term capital investment being dedicated to infrastructure and fundamental economic improvement via FDI inflows into Latin America.

OUR FUND'S INVESTMENT STYLE AND APPROACH

Our investment approach remains dedicated to investing in high caliber "International High Yield" bonds, whose credit fundamentals are sound and improving. We believe the sell-off in Emerging Markets assets has penalized issuers from the major Latin American countries undeservingly.

We see compelling value in bonds of top-tier Latin American issuers with strong underlying credit fundamentals offering absolute yields-to-maturity of over 11% in US dollars. We continue to target these types of issuers for investment as we tactically increase our allocations to these U.S. dollar-denominated Eurobond investments over time.

Richard M. Johnston                                         Wallace Mathai-Davis

July 17, 1998

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                   PRINCIPAL AMOUNT         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (54.2%)
  BANKS (4.3%)
    ARGENTINA (3.7%)
     Banco de la Ciudad, 9.375%, 03/31/01.......................................  $          500,000        $    491,250
     Banco Hipotecario S.A., 10.00%, 04/17/08...................................           8,900,000           8,811,000
     Banco Roberts, 11.75%, 11/16/00............................................             300,000             322,125
                                                                                                            ------------
                                                                                                               9,624,375
                                                                                                            ------------
    BRAZIL (0.4%)
     Banco Barclay, 8.00%, 10/15/05.............................................             500,000             478,750
     Banco Credibanco S.A., 7.75%, 08/15/05.....................................             500,000             458,750
                                                                                                            ------------
                                                                                                                 937,500
                                                                                                            ------------
    MEXICO (0.2%)
     Grupo Financiero Banamex Convertible, 11.00%, 07/15/03, (144A).............             400,000(1)          408,000
                                                                                                            ------------
                                                                                                              10,969,875
                                                                                                            ------------
  BUILDING MATERIALS (3.2%)
    MEXICO (3.2%)
     Cemex, 9.66%, 12/29/49.....................................................           1,750,000           1,688,750
     Internacional De Ceramica, 9.75%, 08/01/02, (144A).........................           7,150,000(1)        6,685,250
                                                                                                            ------------
                                                                                                               8,374,000
                                                                                                            ------------
  ELECTRONICS (2.5%)
    KOREA (2.5%)
     Samsung Electronics America, 9.75%, 05/01/03, (144A).......................           7,000,000(1)        6,440,000
                                                                                                            ------------
  FOOD (6.6%)
    ARGENTINA (3.4%)
     Mastellone Hermanos S.A., 11.75%, 04/01/08.................................           8,750,000           8,706,250
                                                                                                            ------------
    BRAZIL (3.2%)
     Arisco Prod Alimenticios, 10.75%, 05/22/05.................................           9,000,000           8,302,500
                                                                                                            ------------
                                                                                                              17,008,750
                                                                                                            ------------
  INDUSTRIAL (5.5%)
    MEXICO (5.5%)
     Sanluis Corp S.A., 8.875%, 03/18/08, (144A)................................           6,450,000(1)        5,966,250
     Vicap S.A., 11.375%, 05/15/07..............................................           8,000,000           8,240,000
                                                                                                            ------------
                                                                                                              14,206,250
                                                                                                            ------------
  INFRASTRUCTURE (2.1%)
    ARGENTINA (2.1%)
     Cia Latino Americana, 11.625%, 06/01/04....................................           5,550,000           5,550,000
                                                                                                            ------------
  MEDIA (8.0%)
    BRAZIL (4.5%)
     Abril S.A., 12.00%, 10/25/03...............................................           2,750,000           2,732,813
     Estado de Sao Paulo, 9.375%, 07/03/05......................................             750,000             670,313
     Globo Communicacoes Participacoes, 10.50%, 12/20/06........................           3,250,000           2,900,625
     Globo Communicacoes Participacoes, 10.625%, 12/05/08.......................             850,000             750,125
     RBS Participacoes S.A., 11.00%, 04/01/07, (144A)...........................           2,000,000(1)        1,790,000
     RBS Participacoes S.A., 14.00%, 12/15/03...................................           2,780,000           2,849,500
                                                                                                            ------------
                                                                                                              11,693,376
                                                                                                            ------------
    MEXICO (3.5%)
     Grupo Televisa S.A. (Regular), 0/13.25%, 05/15/08..........................           1,000,000(2)          822,500
     Grupo Televisa S.A., 0/13.25%, 05/15/08, (144A)............................           7,500,000(1)(2)     6,168,750
     TV Azteca S.A. de C.V., 10.125%, 02/15/04..................................           2,000,000           1,990,000
                                                                                                            ------------
                                                                                                               8,981,250
                                                                                                            ------------
                                                                                                              20,674,626
                                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                   PRINCIPAL AMOUNT         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  PAPER/PULP (2.3%)
    MEXICO (2.3%)
     Grupo Industrial Durango, 12.625%, 08/01/03................................  $        5,550,000        $  5,910,750
                                                                                                            ------------
  PETROCHEMICALS (1.0%)
    BRAZIL (1.0%)
     OPP Petroquimica, 11.50%, 02/23/04.........................................           2,400,000           2,286,000
     Trikem, 10.625%, 07/24/07..................................................             500,000             430,000
                                                                                                            ------------
                                                                                                               2,716,000
                                                                                                            ------------
  RETAIL (1.3%)
    ARGENTINA (1.3%)
     Disco S.A., 9.125%, 05/15/03...............................................           1,200,000           1,155,000
     Disco S.A., 9.875%, 05/15/08...............................................           2,400,000           2,268,000
                                                                                                            ------------
                                                                                                               3,423,000
                                                                                                            ------------
  STEEL (9.4%)
    ARGENTINA (3.0%)
     Acindar, 11.25%, 02/15/04..................................................           7,500,000           7,659,375
                                                                                                            ------------
    BRAZIL (4.1%)
     CSN Iron S.A., 9.125%, 06/01/07............................................          10,900,000           8,774,500
     Metalurgica Gerdau, 11.125%, 05/24/04......................................           1,750,000           1,741,250
                                                                                                            ------------
                                                                                                              10,515,750
                                                                                                            ------------
    MEXICO (2.4%)
     Hylsa S.A. de C.V. Bonds, 9.25%, 09/15/07..................................           6,600,000           6,187,500
                                                                                                            ------------
                                                                                                              24,362,625
                                                                                                            ------------
  TELECOMMUNICATIONS (4.8%)
    ARGENTINA (3.2%)
     Impsat Corp., 12.125%, 07/15/03............................................           6,500,000           6,695,000
     Telefonica de Argentina, 9.125%, 05/07/08..................................           1,750,000           1,675,625
                                                                                                            ------------
                                                                                                               8,370,625
                                                                                                            ------------
    DOMINICAN REPUBLIC (0.4%)
     Tricom S.A., 11.375%, 09/01/04, (144A).....................................           1,000,000(1)          950,000
                                                                                                            ------------
    MEXICO (1.2%)
     Grupo Iusacell S.A. de C.V., 10.00%, 07/15/04..............................           3,250,000           3,201,250
                                                                                                            ------------
                                                                                                              12,521,875
                                                                                                            ------------
  UTILITIES (3.2%)
    ARGENTINA (0.9%)
     Edenor, 9.75%, 12/04/01....................................................           1,300,000           1,306,500
     IEBA, 9.00%, 09/16/04......................................................           1,000,000             952,500
                                                                                                            ------------
                                                                                                               2,259,000
                                                                                                            ------------
    BRAZIL (1.8%)
     Compania Paranaense de Energia, 9.75%, 05/02/05............................             750,000             701,250
     Sabesp, 10.00%, 07/28/05...................................................           4,500,000           3,892,500
                                                                                                            ------------
                                                                                                               4,593,750
                                                                                                            ------------
    KOREA (0.5%)
     Korea Electric Power, 7.00%, 10/01/02......................................           1,500,000           1,260,000
                                                                                                            ------------
                                                                                                               8,112,750
                                                                                                            ------------
     TOTAL CORPORATE BONDS (COST $146,619,783)..................................                             140,270,501
                                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                   PRINCIPAL AMOUNT         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENTS (42.4%)
  SOVEREIGN DEBT (42.4%)
    ARGENTINA (8.6%)
     Argentina Bocon Pro 1 Floating Rate Bond, 0.00%, 04/01/07..................  $       16,600,000(b)(3)  $ 14,194,703
     Republic of Argentina Brady Floating Rate Bond, 6.63%, 03/31/05............           6,792,500(3)        5,997,778
     Republic of Argentina Global Bond, 11.375%, 01/30/17.......................           2,000,000           2,129,000
                                                                                                            ------------
                                                                                                              22,321,481
                                                                                                            ------------
    BRAZIL (17.0%)
     Brazil Brady Capitalization Step-Up Bond, 3.00/8.00%, 04/15/14.............           8,701,575(2)        6,406,535
     Brazil Brady DCB Floating Rate Brady Bond, 6.69%, 04/15/12.................          12,250,000(3)        8,552,031
     Brazil Brady Disc. Z Floating Rate, 6.625%, 04/15/24.......................           5,000,000(3)        3,859,350
     Brazil Brady NMB, Floating Rate Brady, 6.69%, 04/15/09.....................           7,060,000(3)        5,365,600
     Brazil Brady NMB, Floating Rate Brady, 6.688%, 04/15/09....................           9,750,000(3)        7,410,000
     Brazil-EI Floating Rate Note, 6.625%, 04/15/06.............................          13,483,000(3)       11,093,947
     Republic of Brazil IDU, Floating Rate Note, 8.625%, 03/03/03...............           1,250,000(a)(3)     1,343,570
                                                                                                            ------------
                                                                                                              44,031,033
                                                                                                            ------------
    COLOMBIA (0.2%)
     Colombian Treasury Bond, 25.50%, 08/19/98..................................         750,000,000(c)          541,331
                                                                                                            ------------
    ECUADOR (3.2%)
     Republic of Ecuador, 11.25%, 04/25/02......................................           8,200,000           8,394,750
                                                                                                            ------------
    JAMAICA (1.2%)
     Government of Jamaica, 10.875%, 06/10/05/, (144A)..........................           3,000,000(1)        3,015,000
                                                                                                            ------------
    MEXICO (3.5%)
     Mexican Cetes, 0.00%, 12/17/98.............................................          40,000,000(d)        3,993,559
     Mexican Udibonos, UDI + 6.50%, 05/09/02....................................          17,500,000(d)(4)     4,170,789
     Mexican Udibonos, UDI + 6.25%, 08/01/02....................................           4,000,000(d)(4)       964,358
                                                                                                            ------------
                                                                                                               9,128,706
                                                                                                            ------------
    MORROCO (3.1%)
     Morroco Snap Notes, 11.50%, 01/29/09.......................................           6,875,003           3,999,242
     Morocco Tranche A Loan, 6.563%, 01/01/09...................................           5,000,000(3)        4,262,500
                                                                                                            ------------
                                                                                                               8,261,742
                                                                                                            ------------
    VENEZUELA (5.5%)
     Venezuela Brady DCB Floating Rate Bond, 6.625%, 12/18/07...................           2,714,285(3)        2,212,142
     Venezuela Brady FLIRB Ser B, Floating Rate Brady Note, 6.625%, 03/31/07....             214,285(3)          176,249
     Venezuela Brady FLIRB, Floating Rate Bond, 6.625%, 03/31/07................           3,428,560(3)        2,819,991
     Venezuela Brady FLIRB, Floating Rate Bond, 6.625%, 03/31/07................          11,142,820(3)        9,164,969
                                                                                                            ------------
                                                                                                              14,373,351
                                                                                                            ------------
    TOTAL FOREIGN GOVERNMENTS (COST $115,936,862)...............................                             110,067,394
                                                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                   PRINCIPAL AMOUNT         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (3.7%)
  UNITED STATES (3.7%)
     Chase Manhattan Bank Repurchase Agreement, 5.00%, 07/01/98 (dated 06/30/98;
      proceeds $9,688,808, collateralized by $7,030,000 U.S. Treasury Bonds
      8.875% due 02/15/19, valued at $9,701,400)................................  $        9,686,118(3)     $  9,686,118
                                                                                                            ------------
    TOTAL REPURCHASE AGREEMENTS (COST $9,686,118)...............................                               9,686,118
                                                                                                            ------------
    TOTAL INVESTMENTS (COST $272,242,763) (+) -- 100.3%.........................                             260,024,013
    LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)................................                                (834,913)
                                                                                                            ------------
    TOTAL NET ASSETS -- 100%....................................................                            $259,189,100
                                                                                                            ------------
                                                                                                            ------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation..................  $    902,939
Unrealized depreciation..................   (13,121,689)
                                           ------------
Net unrealized depreciation..............  $(12,218,750)
                                           ------------
                                           ------------

Principal denominated in the following currencies:

(a) Brazilian Real    (b) Argentine Peso    (c) Columbian Peso    (d) Mexican
    Peso

(1) Security exempt from registration under Rule  144A of the Securities Act  of
    1933.   These  securities  may   be  resold  in   transactions  exempt  from
    registration, normally to qualified institutional buyers.

(2) Step-Up Bond.

(3) Interest rate reflected is rate in effect at June 30, 1998.

(4) Fair valued security.

UDI -- Unidades de Inversion.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------

The OFFITBANK Latin America Equity Fund, for the period of March 31, 1998 to June 30, 1998 produced a disappointing total return of negative 20.81%; the total return year-to-date as of June 30, 1998 was negative 20.95%. The net asset value per share as of June 30, 1998 was $10.94.

As of June 30, 1998, the Fund was fully invested and diversified across 5 countries with the highest weightings (over 80%) concentrated in the largest economies: Brazil (55%), Mexico (28%), and Argentina (8%). The Fund held 57 separate assets at quarter end, and was diversified across 15 industries with the largest positions in Telecommunications (25%), Electric Utilities (13%), Beverages (11%), and Retail (10%).

The disappointing performance of the Fund is the result of the tremendous pressure affecting all global Emerging Markets investments. Turmoil in Asia and Russia has dramatically increased investors' perceptions of risk in the Emerging Markets and as a result, Latin American equity prices have been beaten down severely.

We believe that the massive sell-off of Latin American blue chip companies has created significant value in companies whose fundamentals are minimally impacted by these overseas events. Latin America's finest corporations still offer sound balance sheets, strong operating cash flows, and realistic earnings growth expectations in the high double digits at P/E's of 10x.

THE IMPACT OF INCREASED SOVEREIGN RISK PERCEPTION

The credit and currency crisis of Asia and Russia has significantly increased the perceived sovereign risk premium for all Emerging Markets. Emerging Markets sovereign risk has returned to levels prevailing at the beginning of 1997, when the J. P. Morgan Emerging Markets Bond Index indicated spreads over U.S. Treasuries at over 500 bps and U.S. dollar yields of over 11%. Higher sovereign risk has ratcheted up the discount rate applied in valuing the underlying cash flows of equities throughout these markets. This has forced down stock prices from Hong Kong to Brazil.

We believe current equity prices have exaggerated the potential impact of external events on bottom-line results, though earnings growth expectations should be tempered in the near term, particularly due to weak commodity prices. Latin America's blue chip companies have spent the last five years restructuring their businesses so that top-line growth can deliver impressive bottom-line results.

WHY WE SEE OPPORTUNITIES: FUNDAMENTALS

The global Emerging Markets risk revaluation fails to recognize that real differences exist between regions. Among Latin America's big three (Argentina, Brazil and Mexico), governments have accomplished tremendous fundamental structural reform by correcting fiscal imbalances, privatizing key sectors of the economy, and opening markets to global competition and investment.

These reforms have been accomplished within a democratic political context by building public consensus for reform and progress. The entrenchment of democratic principles in tandem with the consensus for reform ensures relatively smooth transitions of power and policy continuity.

In keeping with political and economic reform, corporations are making great leaps in productivity and efficiency through investment, corporate restructuring, and newly found discipline. Managements throughout the region have embraced the increasingly global marketplace and understand the necessity to achieve world-class levels of competitiveness.

Furthermore, it has been OFFITBANK's experience that the management of Latin America's blue chip companies are increasingly sensitive to minority shareholder's interests. We have seen clear evidence of management's commitment to providing attractive returns on invested capital, more focused businesses, clear communication, and prompt delivery of complete and timely information.

WHY WE SEE OPPORTUNITIES: VALUATIONS

Corporate earnings throughout the region have continued to exceed expectations in the last two quarters. Investments and productivity-enhancing programs undertaken in recent years are beginning to show tangible results in the form of increased profitability and cash flow.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------

Valuations now stand well below 1997 peak levels as shown below for the 3 largest markets in the region while expected earnings growth remains strong.

             PEAK 1997        1998E          1999F      EST.
COUNTRY         P/E            P/E            P/E       CAGR*
-------------------------------------------------------------
Argentina       19x            10x            9x         13%
Brazil          15x            9x             7x         16%
Mexico          13x            11x            10x        14%
-------------------------------------------------------------

       * CAGR = 2 year estimated compound annual US$earnings growth.
         SOURCE: OFFITBANK RESEARCH; ECONOMATICA; I/B/E/S

Not only are valuations low versus historical norms, but Latin America represents value versus other regions generally.

                                               1998E          1999F       EST.
REGIONAL INDEX*                                 P/E            P/E       CAGR**
-------------------------------------------------------------------------------
Latin America                                     11x             9x        14%
Asia                                              17x            12x        11%
Emerging Europe & Middle East                     15x            11x        12%
USA                                               25x            26x         7%
-------------------------------------------------------------------------------

        * Regional Indices are the Morgan Stanley Emerging Markets equity indices, I/B/E/S P/E and Earnings Growth estimates. The USA is represented by the S&P 500 with valuation based on
         I/B/E/S average estimates.

       ** CAGR = 2 year estimated compound annual US$earnings growth.

In our opinion, the market has exaggerated the risks associated with Latin America's finest blue chip companies and growth expectations for these companies have gone unrecognized. We therefore believe that both value and growth potential make Latin American equities a compelling investment opportunity for investors willing to adopt a twenty-four month investment horizon.

Richard M. Johnston

July 17, 1998

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                       PRINCIAL               MARKET
                                                                                        AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------


COMMON STOCKS (55.4%)
  AUTO PARTS/RELATED (2.6%)
    MEXICO (0.6%)
      Corporacion Sanluis S.A. de C.V...........................................  $        57,500           $   223,958
                                                                                                            -----------
    PERU (2.0%)
      Ferreyros S.A.............................................................          535,371               721,227
                                                                                                            -----------
                                                                                                                945,185
                                                                                                            -----------
  BANKS (3.0%)
    ARGENTINA (2.2%)
      Banco de Galicia -- ADR*..................................................           43,439               792,762
                                                                                                            -----------
    COLOMBIA (0.8%)
      Banco de Bogota...........................................................           84,475               274,066
                                                                                                            -----------
                                                                                                              1,066,828
                                                                                                            -----------
  BEVERAGES (5.0%)
    MEXICO (5.0%)
      Coca-Cola Femsa -- ADR....................................................           48,000               834,000
      Grupo Continental S.A.....................................................           36,750               122,690
      Panamerican Beverages Inc.................................................           27,000               848,813
                                                                                                            -----------
                                                                                                              1,805,503
                                                                                                            -----------
  BREWERY (4.0%)
    COLOMBIA (1.6%)
      Bavaria...................................................................          100,600               586,751
                                                                                                            -----------
    MEXICO (2.4%)
      Grupo Modelo S.A..........................................................           99,450               835,571
                                                                                                            -----------
                                                                                                              1,422,322
                                                                                                            -----------
  BUILDING MATERIALS (3.7%)
    MEXICO (2.7%)
      Cemex S.A. de C.V.*.......................................................          265,225               994,663
                                                                                                            -----------
    PERU (1.0%)
      Cementos Lima, S.A........................................................           19,004               354,927
                                                                                                            -----------
                                                                                                              1,349,590
                                                                                                            -----------
  FINANCIAL SERVICES/INSURANCE (1.1%)
    COLOMBIA (1.1%)
      Suramericana de Inversiones...............................................          123,600               387,483
                                                                                                            -----------
  FOOD (4.0%)
    MEXICO (4.0%)
      Grupo Industrial Bimbo....................................................          452,222               915,914
      Sigma Alimentos S.A.......................................................          219,236               528,204
                                                                                                            -----------
                                                                                                              1,444,118
                                                                                                            -----------
  INDUSTRIAL (1.8%)
    MEXICO (1.8%)
      Desc S.A. -- ADR..........................................................           18,096               359,658
      Grupo Alfa S.A. de C.V....................................................           72,700               294,892
                                                                                                            -----------
                                                                                                                654,550
                                                                                                            -----------
  IRON & STEEL (8.3%)
    ARGENTINA (1.5%)
      Acindar Industria S.A.*...................................................          172,000               287,274
      Siderar S.A. Class A......................................................           63,700               242,089
                                                                                                            -----------
                                                                                                                529,363
                                                                                                            -----------
    BRAZIL (4.1%)
      Companhia Siderurgica Nacional S.A........................................           36,650               918,302
      Usinas Siderurgicas de Minas Gerais S.A...................................          111,600               569,284
                                                                                                            -----------
                                                                                                              1,487,586
                                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                       PRINCIAL               MARKET
                                                                                        AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEXICO (2.7%)
      Hylsamex S.A. de C.V......................................................  $       116,530           $   389,037
      Industrias CH S.A.*.......................................................          138,550               448,674
      Tubos de Acero de Mexico -- ADR...........................................           13,000               166,563
                                                                                                            -----------
                                                                                                              1,004,274
                                                                                                            -----------
                                                                                                              3,021,223
                                                                                                            -----------
  MEDIA (2.6%)
    MEXICO (2.6%)
      Grupo Radio Centro S.A. -- ADR............................................           21,700               241,413
      Grupo Televisa -- GDR*....................................................           10,000               376,250
      TV Azteca S.A. -- ADR.....................................................           30,310               327,727
                                                                                                            -----------
                                                                                                                945,390
                                                                                                            -----------
  OIL/GAS (1.4%)
    ARGENTINA (1.4%)
      Perez Companc S.A. -- ADR*................................................           22,200               222,471
      YPF S.A. -- ADR...........................................................            9,300               279,581
                                                                                                            -----------
                                                                                                                502,052
                                                                                                            -----------
  RETAIL (7.2%)
    ARGENTINA (0.7%)
      Importadora Y Exporadora de la Patagonia..................................           16,254               241,401
                                                                                                            -----------
    MEXICO (6.5%)
      Cifra S.A., De C.V. Series V..............................................          409,357               610,434
      Grupo Elektra S.A. -- GDR.................................................           95,400               930,150
      Organizacion Soriana S.A. Class B.........................................          287,900               826,595
                                                                                                            -----------
                                                                                                              2,367,179
                                                                                                            -----------
                                                                                                              2,608,580
                                                                                                            -----------
  TELECOMMUNICATIONS (6.5%)
    ARGENTINA (2.7%)
      Telefonica de Argentina S.A -- ADR........................................           15,620               506,674
      Telecom Argentina S.A. -- ADR.............................................           15,300               456,131
                                                                                                            -----------
                                                                                                                962,805
                                                                                                            -----------
    BRAZIL (2.8%)
      Telecomunicacoes Brasileiras S.A..........................................           12,534               996,989
                                                                                                            -----------
    PERU (1.0%)
      Telefonica del Peru S.A. -- ADR*..........................................           16,800               343,350
                                                                                                            -----------
                                                                                                              2,303,144
                                                                                                            -----------
  UTILITIES (4.2%)
    BRAZIL (4.2%)
      Companhia Electric Estado Rio de Janiero..................................        1,594,300               785,702
      Companhia Energetica do Ceara.............................................           92,900               265,059
      Light Servicos de Eletricidade S.A........................................            1,500               460,397
                                                                                                            -----------
                                                                                                              1,511,158
                                                                                                            -----------
        TOTAL COMMON STOCK (COST $23,963,247)...................................                             19,967,126
                                                                                                            -----------
PREFERRED STOCK (43.7%)
  BANKS (4.0%)
    BRAZIL (4.0%)
      Banco Bradesco S.A........................................................           50,780               425,871
      Banco Itau S.A............................................................              933               532,401
      Unibanco -- GDR...........................................................           16,040               473,180
                                                                                                            -----------
                                                                                                              1,431,452
                                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                       PRINCIAL               MARKET
                                                                                        AMOUNT                 VALUE
-----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK (CONTINUED)
  BREWERY (1.9%)
    BRAZIL (1.9%)
      Companhia Cervejaria Brahma...............................................  $           380           $   236,553
      Companhia Cervejaria Brahma -- ADR........................................           35,000               437,500
                                                                                                            -----------
                                                                                                                674,053
                                                                                                            -----------
  IRON & STEEL (2.0%)
    BRAZIL (2.0%)
      Gerdau S.A................................................................           52,313               723,678
                                                                                                            -----------
  MANUFACTURING (0.4%)
    BRAZIL (0.4%)
      Ericsson Telecomunicacoes S.A.*...........................................            7,492               142,506
                                                                                                            -----------
  METALS & MINING (1.5%)
    BRAZIL (1.5%)
      Companhia Vale do Rio Doce S.A. -- Pfd. A.................................           26,500               526,971
                                                                                                            -----------
  OIL/GAS (3.7%)
    BRAZIL (3.7%)
      Petroleo Brasileiro.......................................................            7,190             1,336,535
                                                                                                            -----------
  RETAIL (3.2%)
    BRAZIL (3.2%)
      Companhia Brasiliera de Distribucao Pao de Acucar.........................           51,436             1,156,255
                                                                                                            -----------
  TELECOMMUNICATIONS (18.3%)
    BRAZIL (18.3%)
      Telebras -- ADR...........................................................           32,400             3,537,675
      Telecomunicacoes do Rio de Janeiro........................................                1                    74
      Telecomunicacoes do Sao Paulo.............................................            5,129             1,206,140
      Telemig Celular S.A. -- Pfd. C............................................           16,289               492,919
      Telerj Celular S.A. -- Pfd. B.............................................            7,936               471,997
      Telesp Celular S.A. -- Pfd. B.............................................           11,964               993,010
                                                                                                            -----------
                                                                                                              6,701,815
                                                                                                            -----------
  UTILITIES (8.7%)
    BRAZIL (8.7%)
      Centrais Electricas Brasileiras...........................................           23,750               714,588
      Companhia Energetica de Minas Gerais......................................           40,189             1,250,888
      Electricidade de Sao Paulo Class B*.......................................           15,923             1,197,725
                                                                                                            -----------
                                                                                                              3,163,201
                                                                                                            -----------
        TOTAL PREFERRED STOCK (COST $16,712,814)................................                             15,856,466
                                                                                                            -----------
RIGHTS (0.0%)
  TELECOMMUNICATIONS (0.0%)
    BRAZIL (0.0%)
      Telecomunicacoes do Sao Paulo Rights......................................              241                 4,059
                                                                                                            -----------
        TOTAL RIGHTS (COST $0)..................................................                                  4,059
                                                                                                            -----------
        TOTAL INVESTMENTS (COST $40,676,061) (+) -- 99.1%.......................                             35,827,651
        OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%..............................                                313,883
                                                                                                            -----------
        TOTAL NET ASSETS -- 100%................................................                            $36,141,534
                                                                                                            -----------
                                                                                                            -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation..................  $ 1,876,124
Unrealized depreciation..................   (6,720,774)
                                           -----------
Net unrealized depreciation..............  ($4,844,650)
                                           -----------
                                           -----------

* Denotes non-income producing security.

ADR -- American Depository Receipt.

GDR -- Global Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The 1998 first half total return for the New York Municipal Fund was 2.37%. The return for the past 12 months was 7.39%. For comparative purposes, the Lehman 5 Year Municipal Index returned 2.29% for the first half and 6.22% for the past 12 months. Since the Fund's inception on April 3, 1995, the annualized total return was 6.81% versus the Index's 6.22% annualized return. The 30-day SEC yield for the month ending June 30, 1998, was 4.02%.

The Fund's NAV of $10.72 at June 30th is slightly higher than the $10.69 NAV at year end 1997. Net assets of the Fund continue to grow and at June 30th were slightly above $56 million up from approximately $42 million at the end of the year. During the market's modest increases and declines in the first half of this calendar year, we were able to increase the portfolio's principal value and earn the coupon. The portfolio continues to be high grade with an average rating of AA.

In the first six months of 1998, high grade domestic interest rates remained in a tight range as the markets vacillated from concerns about safety of assets and global recession to fears about economic strength and inflationary pressures which would require Federal Reserve Board tightening. The former has allowed Treasuries to outperform all high grade fixed income sectors while the latter has municipalities expeditiously completing financings before rates increase. The result has been a municipal market that is more compelling than ever for taxpayers--even those who must pay at the alternative minimum tax rate.

In these first six months, the municipal supply is up 51% over 1997 and is on course to becoming the second largest year of issuance since 1993. This year's supply is coming from many sources. Refundings account for approximately 25% of issuance to date. The economy has played an important role as well in increasing supply. Municipalities have benefited from higher consumer confidence as taxpayers are more likely to approve new spending initiatives. Also, issuers such as airports have the economic growth to support additional municipal debt to enlarge and improve facilities. A final factor in the increase in supply has been the deregulation of the power industry. Public power entities must insure that rates and business positions are competitive with investor-owned utilities
(IOUs). Two major utilities have already refinanced their debt to compete with the IOU's.

The New York municipal market has been particularly affected by the increased supply. First, in preparation for deregulation, New York State Power issued $1.4 billion in the first half of 1998. Second, the Long Island Power Authority
(LIPA) issued $3.4 billion bonds to finance the takeover of Long Island Lighting Company (LILCO). Finally, New York has a high volume of refundings which is not surprising since New York has the largest amount of debt outstanding. As of June 30th, New York municipal entities issued $20.3 billion of the $146.3 billion of municipal debt issued year-to-date.

The Fund has benefited from the abundant supply in several ways. Positions such as New York State Power, New York City General Obligation, and New York City Municipal Water issues have been refunded resulting in an automatic credit upgrade. Secondly, the supply has allowed us to diversify the portfolio further as new names have been available for purchase in the primary and secondary markets.

There are two primary factors, other than higher interest rates, that will eventually curtail supply. Public power tax exempt debt will eventually decline as the refunded bonds mature and the power authorities replace their bonds with taxable bonds. The rate sensitive financings will eventually be completed when the demand for new funds has abated. When the supply wanes, we will have lower yield ratios.

Carolyn N. Dolan
July 17, 1998

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                      PRINCIPAL
                                                                                        AMOUNT              MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------

FLOATING RATE NOTES (2.8%)
  TRANSPORTATION REVENUE (0.9%)
     New York State Thruway Authority General Revenue Bonds Variable Rate Demand
      Notes, 3.80%, 01/01/24*...................................................  $       100,000           $     100,000
     Port Authority of New York & New Jersey Bonds Series 86, 3.75%,
      06/01/20*.................................................................          400,000                 400,000
                                                                                                            -------------
                                                                                                                  500,000
                                                                                                            -------------
  WATER/SEWER (1.9%)
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Series A 1-Day Notes, 3.80%, 06/15/25*......................          100,000                 100,000
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Series G 1-Day Notes, 3.75%, 06/15/25, (FGIC)*..............        1,000,000               1,000,000
                                                                                                            -------------
                                                                                                                1,100,000
                                                                                                            -------------
        TOTAL FLOATING RATE NOTES (COST $1,600,000).............................                                1,600,000
                                                                                                            -------------
MUNICIPAL BONDS (97.1%)
  EDUCATION REVENUE (8.2%)
     New York State Dormitory Authority Revenue Bonds, 5.70%, 05/15/04..........          470,000                 500,550
     New York State Dormitory Authority Revenue Bonds , 5.00%, 05/15/03.........        1,000,000               1,028,750
     New York State Dormitory Authority Revenue Bonds Columbia University,
      5.25%, 07/01/06...........................................................          500,000                 527,500
     New York State Dormitory Authority Revenue Bonds Columbia University,
      5.00%, 07/01/02...........................................................          500,000                 514,375
     New York State Dormitory Authority Revenue Bonds Cornell University, 4.80%,
      07/01/03..................................................................          250,000                 256,250
     New York State Dormitory Authority Revenue Bonds Cornell University, 5.25%,
      07/01/07..................................................................          350,000                 371,437
     New York State Dormitory Authority Revenue Bonds New York University,
      5.50%, 07/01/04, (MBIA)...................................................          390,000                 415,350
     New York State Dormitory Authority Revenue Bonds Rockefeller University,
      5.00%, 07/01/10...........................................................          500,000                 521,550
     New York State Dormitory Authority Revenue Bonds Vassar College, 5.00%,
      07/01/09..................................................................          500,000                 517,500
                                                                                                            -------------
                                                                                                                4,653,262
                                                                                                            -------------
  GENERAL OBLIGATIONS (27.3%)
     Albany County General Obligation Bonds Series B, 5.60%, 03/15/09, (FGIC)...          400,000                 431,500
     Albany County General Obligation Bonds Series B, 5.60%, 03/15/07, (FGIC)...          300,000                 325,500
     Dutchess County General Obligation Bonds, 4.90%, 08/01/04..................          215,000                 222,794
     Hempstead General Obligation Bonds, 5.00%, 02/15/09, (AMBAC)...............          500,000                 518,125
     Hempstead General Obligation Bonds, 5.00%, 02/15/10, (AMBAC)...............        1,000,000               1,027,500
     Hempstead General Obligation Bonds Series B, 5.63%, 02/01/01, (FGIC).......          245,000                 254,187
     Hempstead General Obligation Bonds Series B, 5.63%, 02/01/04, (FGIC).......          140,000                 149,275
     Islip General Obligation Bonds, 5.00%, 07/15/10, (FGIC)....................        1,000,000               1,023,750
     Islip General Obligation Bondsm 6,00%, 11/01/05, (FGIC)....................          100,000                 108,375
     Monroe County General Obligation Bonds, 5.50%, 06/01/09....................          300,000                 320,250
     New Castle General Obligation Bonds, 4.75%, 06/01/08.......................          210,000                 212,887
     New York City General Obligation Bonds Series A, 7.00%, 08/01/06...........          300,000                 346,125
     New York City General Obligation Bonds Series B, 5.375%, 08/15/04..........          500,000                 523,125
     New York City General Obligation Bonds Series B, 6.10%, 10/01/00...........          235,000                 244,987
     New York City General Obligation Bonds Series B, 5.20%, 08/01/09...........          250,000                 258,125
     New York City General Obligation Bonds Series D, 5.75%, 08/01/07...........          325,000                 350,188
     New York City General Obligation Bonds Series G, 5.25%, 08/01/11...........        1,000,000               1,022,500
     New York City General Obligation Bonds Series I, 6.00, 04/15/08............          805,000                 882,481
     New York State Environmental Quality General Obligation Bonds, 5.50%,
      11/15/01..................................................................          200,000                 209,000
     New York State General Obligation Bonds, 6.75%, 08/15/03...................          500,000                 553,750
     New York State General Obligation Bonds, 5.70%, 03/15/10...................          400,000                 428,000
     Onondaga County General Obligation Bonds, 5.40%, 04/01/01..................          150,000                 155,438
     Onondaga County General Obligation Bonds Series B, 5.85%, 02/15/00.........          390,000                 401,700
     Ontario County General Obligation Bonds, 5.00%, 08/15/02, (FGIC)...........          250,000                 258,125
     Orange County General Obligation Bonds, 6.00%, 11/15/08....................          470,000                 531,100
     Orange County General Obligation Bonds, 5.00%, 09/01/01....................          500,000                 515,000
     Oyster Bay General Obligation Bonds, 4.00%, 02/15/99.......................          400,000                 401,276
     Oyster Bay General Obligation Bonds, 5.70%, 02/15/07, (MBIA)...............          360,000                 392,850
     Putnam County General Obligation Bonds, 4.15%, 04/15/05....................          695,000                 689,787
     Rochester General Obligation Bonds, 5.00%, 10/01/03, (FGIC)................          450,000                 467,437
     Rochester General Obligation Bonds, 4.00%, 10/01/99........................        1,150,000               1,152,875
     Rochester General Obligation Bonds Series A, 4.25%, 09/15/01, (AMBAC)......          500,000                 503,125
     Schenectady County General Obligation Bonds, 6.00%, 08/15/05...............          200,000                 221,000
     Westchester County General Obligation Bonds Series A, 5.85%, 11/15/04......          250,000                 272,500
                                                                                                            -------------
                                                                                                               15,374,637
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                      PRINCIPAL
                                                                                        AMOUNT              MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  HEALTH CARE (1.2%)
     New York Medical Care Facility Finance Authority, 6.20%, 08/15/14, (FHA)...  $       650,000           $     704,438
                                                                                                            -------------
  HOUSING REVENUE (6.8%)
     New York State Mortgage Agency Revenue Bonds Series 28, 6.45%, 10/01/20....          270,000                 282,488
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.95%,
      04/01/07..................................................................          100,000                 108,875
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.85%,
      10/01/06..................................................................          125,000                 136,094
     New York State Mortgage Agency Revenue Bonds Series 46, 5.75%, 04/01/04,
      (AMT).....................................................................          200,000                 212,000
     New York State Mortgage Agency Revenue Bonds Series 50, 5.80%, 10/01/06....          200,000                 216,250
     New York State Mortgage Agency Revenue Bonds Series 53, 5.35%, 04/01/07....          240,000                 254,400
     New York State Mortgage Agency Revenue Bonds Series 61, 5.60%, 10/01/11....          650,000                 684,937
     New York State Mortgage Agency Revenue Bonds Series 67, 5.30%, 10/01/10,
      (AMT).....................................................................          585,000                 601,819
     New York State Mortgage Agency Revenue Bonds Series 67, 4.55%, 10/01/02,
      (AMT).....................................................................          325,000                 327,844
     New York State Mortgage Agency Revenue Bonds Series 69, 4.90%, 04/01/08....        1,000,000               1,006,250
                                                                                                            -------------
                                                                                                                3,830,957
                                                                                                            -------------
  POWER AUTHORITY REVENUE (3.9%)
     Long Island Power Authority Revenue Bonds Series A, 4.30%, 12/01/02........          770,000                 771,925
     New York State Power Authority Revenue Bonds Series A, 5.00%, 02/15/04.....        1,050,000               1,088,063
     New York State Power Authority Revenue Bonds Series CC, 4.90%, 01/01/06,
      (MBIA)....................................................................           50,000                  52,375
     New York State Power Authority Revenue Bonds Series CC, 4.90%, 01/01/06,
      (MBIA)....................................................................          150,000                 157,125
     New York State Power Authority Revenue Bonds Series Y, 6.25%, 01/01/05.....          100,000                 107,000
                                                                                                            -------------
                                                                                                                2,176,488
                                                                                                            -------------
  PRE-REFUNDED (4.0%)
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.50%, 06/15/04............................................           95,000                 103,194
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.875%, 06/15/14...........................................          370,000                 425,037
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 7.20%, 06/15/06............................................          200,000                 221,250
     New York State Power Authority Revenue Bonds Series CC, 4.80%, 01/01/05....          500,000                 520,625
     New York State Power Authority Revenue Bonds Series CC, 4.90%, 01/01/06....          500,000                 522,500
     Niagara Falls Bridge Commission New York Revenue Bonds, 6.125%, 10/01/19,
      (FGIC)....................................................................          415,000                 454,944
                                                                                                            -------------
                                                                                                                2,247,550
                                                                                                            -------------
  SALES TAX REVENUE (15.8%)
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds, 5.10%, 01/01/08.........................................          330,000                 339,075
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds, 6.20%, 01/01/00.........................................          120,000                 123,450
     Grand Central District Management Association Inc. New York Special
      Assessment Bonds, 6.50%, 01/01/22.........................................          150,000                 164,250
     Municipal Assistance Corp. for City of New York Revenue Bonds Series D,
      5.00%, 07/01/03, (AMBAC)..................................................          250,000                 258,437
     Municipal Assistance Corp. for City of New York Revenue Bonds Series E,
      4.70%, 07/01/02, (AMBAC)..................................................          600,000                 612,000
     Municipal Assistance Corp. for City of New York Revenue Bonds Series I,
      6.25%, 07/01/07, (AMBAC)..................................................          750,000                 848,437
     Municipal Assistance Corp. for City of New York Revenue Bonds Series M,
      5.25%, 07/01/04...........................................................          500,000                 524,375
     New York City Transitional Finance Authority Revenue Bonds Series A, 4.50%,
      08/15/06..................................................................          500,000                 501,250
     New York City Transitional Finance Authority Revenue Bonds Series B, 4.00%,
      11/15/01..................................................................        1,725,000               1,716,375
     New York State Local Government Assistance Corp. Revenue Bonds, 5.25%,
      04/01/04, (MBIA)..........................................................        1,500,000               1,573,125
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      6.75%, 04/01/02...........................................................          315,000                 340,987
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      5.00%, 04/01/06...........................................................          100,000                 103,375
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      5.00%, 04/01/05...........................................................          500,000                 519,375
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.75%, 04/01/04...........................................................          500,000                 509,375
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      6.75%, 04/01/07...........................................................          250,000                 277,188
     United Nations Development Corp. Revenue Bonds, 4.20%, 07/01/99............          500,000                 501,340
                                                                                                            -------------
                                                                                                                8,912,414
                                                                                                            -------------
  TELECOMMUNICATION REVENUE (1.2%)
     Puerto Rico Telephone Authority Revenue Bonds, 5.75%, 01/01/08.............          500,000                 528,125
     Puerto Rico Telephone Authority Revenue Bonds Series M, 5.05%, 01/01/04,
      (AMBAC)...................................................................          150,000                 156,938
                                                                                                            -------------
                                                                                                                  685,063
                                                                                                            -------------
  TRANSPORTATION REVENUE (18.0%)
     Metropolitan Transit Authority Revenue Bonds Series A, 5.25%, 04/01/09,
      (MBIA)....................................................................          300,000                 315,750
     Metropolitan Transit Authority Revenue Bonds Series A, 5.00%, 07/01/09,
      (MBIA)....................................................................          800,000                 827,000
     Metropolitan Transit Authority Revenue Bonds Series B-1, 5.00%, 07/01/10,
      (AMBAC)...................................................................          500,000                 512,500

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                      PRINCIPAL
                                                                                        AMOUNT              MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  TRANSPORTATION REVENUE (18.0%) (CONTINUED)
     Metropolitan Transit Authority Revenue Bonds Series C-1, 5.00%, 07/01/08,
      (FGIC)....................................................................  $     1,000,000           $   1,040,000
     New York State Thruway Authority General Revenue Bonds Series E, 5.25%,
      01/01/10..................................................................        1,000,000               1,050,000
     New York State Thruway Service Contract Revenue Bonds, 5.00%, 04/01/00.....          350,000                 354,812
     New York State Thruway, Highway & Bridge Authority Revenue Bonds, 5.20%,
      04/01/09..................................................................        1,180,000               1,215,400
     New York State Thruway, Highway & Bridge Authority Revenue Bonds Series B,
      5.00%, 04/01/04, (FSA)....................................................          500,000                 520,625
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series A, 5.80%,
      04/01/09..................................................................          300,000                 319,500
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 6.40%,
      04/01/04, (FGIC)..........................................................          200,000                 222,250
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 5.80%,
      04/01/07, (FGIC)..........................................................          600,000                 657,750
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 5.75%,
      01/01/09, (FGIC)..........................................................          500,000                 548,125
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 5.75%,
      04/01/06, (MBIA)..........................................................          200,000                 220,250
     Port Authority of New York & New Jersey Bonds Series 112, 5.00%,
      12/01/09..................................................................        1,000,000               1,015,000
     Port Authority of New York & New Jersey Bonds Series 79, 5.80%, 07/15/03...          200,000                 214,250
     Port Authority of New York & New Jersey Bonds Series 81, 5.70%, 08/01/07...          270,000                 284,850
     Port Authority of New York & New Jersey Bonds Series 86, 5.00%, 07/01/06...          250,000                 258,750
     Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 4.75%,
      01/01/05..................................................................          375,000                 382,500
     Triborough Bridge & Tunnel Authority General Purpose Bonds Series Y, 5.75%,
      01/01/05..................................................................          170,000                 182,963
                                                                                                            -------------
                                                                                                               10,142,275
                                                                                                            -------------
  WATER/SEWER (10.7%)
     Dutchess County Resource Recovery Agency Revenue Bonds Series A, 7.20%,
      01/01/02..................................................................          500,000                 532,500
     Erie County Water Authority Improvement Revenue Bonds, 5.75%, 12/01/08.....          650,000                 697,125
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 4.75%, 06/15/01............................................          650,000                 659,750
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 5.35%, 06/15/09............................................          225,000                 236,813
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 5.20%, 06/15/05............................................          500,000                 521,250
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Series A, 4.90%, 06/15/02...................................          200,000                 204,250
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Series D, 5.00%, 06/15/05...................................        1,805,000               1,861,406
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Unrefunded Balance Series A, 7.00%, 06/15/07................          105,000                 113,531
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 7.20%, 06/15/06............................................           50,000                  54,937
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.50%, 06/15/04............................................           55,000                  59,605
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.40%, 06/15/03............................................           15,000                  16,219
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 5.40%, 05/15/06............................................          250,000                 268,125
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.875%, 06/15/14...........................................          130,000                 147,713
     Suffolk County Water Revenue Bonds, 5.10%, 06/01/05, (MBIA)................          250,000                 261,250
     Suffolk County Water Revenue Bonds, 5.10%, 06/01/06, (MBIA)................          400,000                 419,000
                                                                                                            -------------
                                                                                                                6,053,474
                                                                                                            -------------
     TOTAL MUNICIPAL BONDS (COST $53,575,511)...................................                               54,780,558
                                                                                                            -------------
MONEY MARKET FUNDS (0.0%)
     Dreyfus New York Municipal Money Market Fund...............................           10,732                  10,732
                                                                                                            -------------
     TOTAL MONEY MARKET FUNDS (COST $10,732)....................................                                   10,732
                                                                                                            -------------
     TOTAL INVESTMENTS (COST $55,186,243) (+) -- 99.9%..........................                               56,391,290
     ASSETS IN EXCESS OF OTHER LIABILITIES 0.1%.................................                                   57,739
                                                                                                            -------------
     TOTAL NET ASSETS -- 100%...................................................                            $  56,449,029
                                                                                                            -------------
                                                                                                            -------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..................  $  1,232,757
Unrealized depreciation..................       (27,710)
                                           ------------
Net unrealized appreciation..............  $  1,205,047
                                           ------------
                                           ------------

* Interest rate in effect at June 30, 1998
AMBAC -- AMBAC Indemnity Corporation.
AMT -- Interest on securities subject to Federal Alternative Minimum Tax. FGIC -- Insured by Financial Guaranty Insurance Corp.
FHA -- Insured By Federal Housing Administration.
FSA -- Financial Security Assurance.
MBIA -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND
---------------------------------------------------------------

Total return for the Fund in the second quarter was .98% and 7.49% from inception. Over those two periods, the Lehman Five-Year Municipal Index returned 1.12% and 7.02%, respectively. The Net Asset Value of $10.39 at June 30, 1998 was unchanged from the value at the beginning of the quarter and 3.90% above the initial value. The 30 day SEC yield for the Fund was 4.04% for the month ending June 30, 1998.

Interest rates trended higher early in the second quarter as investors saw evidence that the U. S. economy continued to grow at a rate deemed excessive. First quarter GDP, after three upward revisions, was reported to have increased at a 5.4% rate as the initial effects of the Asian crisis were milder than expected. However, the second leg of the Asian crisis struck in May as Japan officially fell into a recession with no credible exit plan and as economic problems in Russia and the Far East became worse and more enduring than originally assumed. The Yen now trades at close to eight-year lows, even after concerted intervention by both the Federal Reserve and the Bank of Japan. Emerging market currencies have also come under extreme pressure.

Fears that the contagion would spread have caused unusually high volatility in the currency markets and foreign capital markets. By comparison, domestic fixed income markets have traded in a narrow range, providing stable income and principal as intended. Seven year Treasury notes have traded between 5.37% and 5.87% since year-end. While market pundits have reacted to contradictory news by alternately forecasting Fed tightening and easing, the Federal Funds rate has remained between 5 1/4% - 5 3/4% since November 1995 and has not changed for almost 18 months.

The most recent Asian fears have caused further declines in Treasury yields--a flight to safety phenomenon--but other U. S. debt sectors have been slower to respond. Municipal yields have changed very little since year-end and corporate bond rates have also been very steady. Municipal rates have been supported by new borrowing that exceeds 1997 levels by more than 50%. Also, municipals obviously lack the support from foreign investors. The result is municipal yields that are very attractive when compared to taxable alternatives.

The California economy continued a robust rebound from the recession of the early 1990's as evidenced by job gains, increased home sales, and stronger retail sales. Some slowdown is occurring in high technology due to weakened Asian demand. Also, the volume of goods moving to Asia through California ports has declined, although most of the loss has been balanced by growth in trade with Mexico and Canada. The strong economy has contributed to a three-year trend of healthy state finances. Local governments are generally stable but some financial pressure continues to bear on counties. Also, we remain concerned about public utilities which will have to adapt to new competitive pressures.

We expect solid returns from the municipal market in the third quarter as yield spreads return to 1997 levels. Consequently, we have maintained a portfolio duration near the longer end of our range. The average quality is AA1.

John H. Haldeman, Jr.
July 17, 1998

                                   OFFITBANK
                         CALIFORNIA MUNICIPAL BOND FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                      PRINCIPAL
                                                                                        AMOUNT              MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS (99.1%)
  EDUCATION REVENUE (5.3%)
     California Educational Facilities Authority Revenue Santa Clara University,
      5.30%, 09/01/05...........................................................  $       175,000           $     184,406
     California Educational Facilities Authority Revenue Santa Clara University,
      5.40%, 09/01/06...........................................................           75,000                  79,219
     California State Public Works Revenue BRD Lease Series A, 6.75%,
      09/01/11..................................................................          150,000                 165,000
                                                                                                            -------------
                                                                                                                  428,625
                                                                                                            -------------
  GENERAL OBLIGATIONS (31.9%)
     Berkeley California General Obligation Series A, 5.55%, 09/01/07...........           50,000                  54,313
     California State General Obligation, 5.40%, 03/01/03.......................           50,000                  52,687
     California State General Obligation, 5.25%, 10/01/04.......................          250,000                 263,125
     California State General Obligation, 5.25%, 10/01/11, (FGIC)...............          125,000                 130,781
     Cotati-Rohnert Park Uniform School District Series B, 6.00%, 08/01/04,
      (FSA).....................................................................          100,000                 108,000
     Cupertino Uniform School District Series B, 6.125%, 08/01/03, (FGIC).......           50,000                  54,437
     Fresno California Uniform School District Series D, 5.25%, 08/01/05,
      (FSA).....................................................................          300,000                 316,875
     Los Angeles Uniform School District Series A, 4.50%, 07/01/05, (FGIC)......          200,000                 202,250
     Palo Alto Uniform School District Series B, 5.25%, 08/01/03................          100,000                 104,875
     Pasadena California Uniform School District Series A, 5.00%, 05/01/05,
      (FGIC)....................................................................          375,000                 390,000
     San Francisco California City & County Recreational Facilities
      Improvements, 5.30%, 06/15/07, (FGIC).....................................          250,000                 263,125
     San Francisco California City & County, 5.30%, 06/15/07, (MBIA)............          175,000                 182,000
     Santa Monica - Malibu Uniform School District California, 5.00%,
      08/01/08..................................................................          150,000                 156,375
     Santa Monica - Malibu Uniform School District, 5.40%, 08/01/08.............          250,000                 264,687
     Santa Monica - Malibu Uniform School District, 5.40%, 08/01/10.............           50,000                  52,500
                                                                                                            -------------
                                                                                                                2,596,030
                                                                                                            -------------
  HOUSING REVENUE (2.5%)
     California Housing Finance Agency Issue B-2, 5.20%, 08/01/04, Municipal
      Bond......................................................................          125,000                 129,375
     California Housing Finance Agency Revenue Home Mortgage Series B, 5.15%,
      08/01/05, (MBIA), (AMT)...................................................           75,000                  77,344
                                                                                                            -------------
                                                                                                                  206,719
                                                                                                            -------------
  POLLUTION CONTROL REVENUE (0.6%)
     California Pollution Control Financing Authority Southern California Edison
      Series C, 6.85%, 12/01/08.................................................           50,000                  52,321
                                                                                                            -------------
  POWER AUTHORITY REVENUE (5.7%)
     Los Angeles Department of Water & Electric Plant Revenue, 5.70%, 09/01/11,
      (FGIC)....................................................................           50,000                  53,250
     Southern California Public Power Authority San Juan Series A, 5.375%,
      01/01/11, (MBIA)..........................................................          300,000                 310,875
     Southern California Public Power Authority San Juan Unit 3 Series A,
      5.125%, 01/01/05, (MBIA)..................................................          100,000                 104,500
                                                                                                            -------------
                                                                                                                  468,625
                                                                                                            -------------
  RECREATION FACILITIES (3.3%)
     Los Angeles County California Public Works Financing Authority, 5.375%,
      10/01/06..................................................................          200,000                 213,750
     Los Angeles County Public Works Financing Authority Revenue Regional Park &
      Open Space District A, 5.875%, 10/01/06...................................           50,000                  55,313
                                                                                                            -------------
                                                                                                                  269,063
                                                                                                            -------------
  TELECOMMUNICATION REVENUE (1.9%)
     Puerto Rico Telephone Authority Revenue Bonds, 5.75%, 01/01/08.............          150,000                 158,438
                                                                                                            -------------
  TRANSPORTATION REVENUE (27.8%)
     Contra Costa Transportation Authority Sales Tax Revenue Series A, 5.50%,
      03/01/08, (FGIC)..........................................................           50,000                  52,937
     Long Beach California Harbor Revenue, 4.60%, 05/15/03......................          250,000                 252,813
     Long Beach California Harbor Revenue, 5.75%, 05/15/07, (MBIA)..............          100,000                 108,625
     Los Angeles California Department of Airports Refunding Revenue Series A,
      5.375%, 05/15/07, (FGIC)..................................................          300,000                 319,125
     Los Angeles County Transportation Commission Sales Tax Revenue Series A,
      6.90%, 07/01/21...........................................................           25,000                  27,500
     Orange County California Local Transportation Authority Sales Tax Revenue,
      5.70%, 02/15/03...........................................................          350,000                 371,437
     Riverside County California Transportation Commission Sales Tax Revenue
      Series A, 6.00%, 06/01/06, (FGIC).........................................           90,000                  99,675
     San Diego California Open Space Parking Facilities District No. 1, 5.60%,
      01/01/05..................................................................          325,000                 348,563
     San Francisco California Bay Area Rapid Transit District Sales Tax Revenue,
      6.40%, 07/01/01, (FGIC)...................................................           35,000                  38,019
     San Francisco California Bay Area Rapid Transit District Sales Tax Revenue,
      5.50%, 07/01/05, (FGIC)...................................................          250,000                 266,875
     San Francisco California City & County Airport Commission International
      Airport Revenue Series 6, 6.25%, 05/01/11.................................          200,000                 221,000
     San Francisco City & County International Airport Revenue Second Series
      Issue 12-A, 5.625%, 05/01/11, (AMT).......................................           50,000                  52,875
     San Francisco City & County International Airport Revenue Second Series
      Issue 1, 6.30%, 05/01/11, (AMBAC).........................................          100,000                 109,000
                                                                                                            -------------
                                                                                                                2,268,444
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                         CALIFORNIA MUNICIPAL BOND FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                      PRINCIPAL
                                                                                        AMOUNT              MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  WATER/SEWER (20.1%)
     California State Department of Water Resources Series S, 5.00%, 12/01/04...  $       300,000           $     312,000
     Contra Costa Water District Water Revenue Series G, 6.00%, 10/01/09,
      (MBIA)....................................................................           50,000                  54,875
     Long Beach California Water Revenue Series A, 4.35%, 05/01/05..............          200,000                 200,250
     Los Angeles County Sanitation District Financing Authority Revenue Capital
      Projects Series A, 5.25%, 10/01/10........................................          100,000                 103,875
     Los Angeles Department of Water & Power Revenue, 5.80%, 07/15/04...........          150,000                 160,500
     Los Angeles Wastewater System Revenue Series A, 6.125%, 12/01/05, (FGIC)...           50,000                  53,813
     Los Angeles Wastewater System Revenue, 5.375%, 11/01/06....................          150,000                 159,375
     Los Angeles Wastewater System Revenue Series D, 5.375%, 11/01/07, (FGIC)...          200,000                 211,750
     Metropolitan Water District Southern California Water Works Revenue, 5.60%,
      07/01/06..................................................................           55,000                  58,437
     Metropolitan Water District Southern California Water Works Revenue, 5.40%,
      07/01/08..................................................................          250,000                 267,187
     Santa Clara Valley Water District Water Utility System Revenue Series A,
      5.20%, 06/01/02...........................................................           50,000                  51,875
                                                                                                            -------------
                                                                                                                1,633,937
                                                                                                            -------------
     TOTAL MUNICIPAL BONDS (COST $7,999,727)....................................                                8,082,202
                                                                                                            -------------
MONEY MARKET FUNDS (1.1%)
     Federated California Municipal Fund........................................           86,249                  86,249
                                                                                                            -------------
     TOTAL MONEY MARKETS (COST $86,249).........................................                                   86,249
                                                                                                            -------------
     TOTAL INVESTMENTS (COST $8,085,976) (+) -- 100.2%..........................                                8,168,451
     LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)...............................                                  (12,928)
                                                                                                            -------------
     TOTAL NET ASSETS -- 100%...................................................                            $   8,155,523
                                                                                                            -------------
                                                                                                            -------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................  $  94,132
Unrealized depreciation...................    (11,657)
                                            ---------
Net unrealized appreciation...............  $  82,475
                                            ---------
                                            ---------

AMBAC   -- AMBAC Indemnity Corporation.
AMT     -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC    -- Insured by Financial Guaranty Insurance Corp.
FSA     -- Financial Security Assurance.
MBIA    -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------

The OFFITBANK National Municipal Fund's net asset value (NAV) as of June 30, 1998 is $10.28. The NAV is up approximately 1% over the December 31, 1997 NAV of $10.19; year-to-date total return is 2.84%. For comparative purposes, the Lehman Brothers Five-Year Municipal Bond Index returned 2.29% for the same time period. Since the Fund's October 20, 1997 inception, the total return is 5.61%. This compares favorably to the 4.05% return of the index during the same time period.

While municipal yields today are virtually unchanged from the beginning of the year, a buying opportunity emerged in April. Market yields increased in anticipation of the largest offering in municipal bond history, the $3.4 billion Long Island Power Authority sale to finance its takeover of the Long Island Lighting Company. The Fund used this market weakness as an opportunity to upgrade credit quality and increase portfolio convexity at attractive prices.

On June 30th, the securities in the Fund's portfolio had an average credit quality of AA. Municipal credit spreads remain remarkably tight. Therefore, we do not feel adequately compensated purchasing lower-rated credits at this time.

The first six months of this year has brought an increase in municipal supply of 51% relative to 1997. A significant increase in the amount of new issues to refund existing higher yielding debt has been the main factor in the substantial increase in supply. Supply has also impacted yield ratios. Currently, municipal yields relative to U.S. Treasury yields are close to the highest percentages of the year. Taking advantage of this relative municipal pricing opportunity are "crossover buyers," who are the traditional taxable, fixed-income investors who do not benefit from the tax-exempt income generated by a municipal bond. At present yields, an individual in the maximum Federal tax bracket can achieve higher after-tax returns in municipals than in the high-grade taxable market.

Until the supply begins to level off, we expect municipals to remain cheap relative to Treasurys. The abundant supply, however, has afforded us many opportunities as we have been able to broadly diversify the Fund with infrequent issuers in high tax states. Some examples would be bonds issued in Missouri, Maryland and New Jersey. These states often experience severe shortages of supply on a seasonal basis and offer the best performance opportunities when in-state supply dissipates.

Moving forward, we believe that at current spreads, municipals are cheap to Treasurys. In this environment, we expect to remain fully invested and maintain a slightly longer maturity than our benchmark index.

Carolyn N. Dolan
July 17, 1998

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                SCHEDULE OF PORTFOLIO OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                      PRINCIPAL                MARKET
                                                                                        AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------

FLOATING RATE NOTES (7.7%)
  WATER/SEWER (7.7%)
    NEW YORK (7.7%)
     New York City Municipal Water Finance Authority Water & Sewer System
      Revenue Bonds Series A, 3.80%, 06/15/25, (FGIC)*..........................  $       200,000           $     200,000
     New York City Municipal Water Finance Authority Water & Sewer System
      Revenue Bonds Series G, 3.75%, 06/15/24, (FGIC)*..........................          500,000                 500,000
                                                                                                            -------------
     TOTAL FLOATING RATE NOTES (COST $700,000)..................................                                  700,000
                                                                                                            -------------
MUNICIPAL BONDS (83.1%)
  EDUCATION REVENUE (4.0%)
    MARYLAND (1.6%)
     University of Maryland System Auxiliary Facility & Tuition Revenue Bonds
      Series A, 5.00%, 04/01/07.................................................          140,000                 145,425
                                                                                                            -------------
    NEW JERSEY (2.4%)
     Rutgers State University of New Jersey Series R, 6.40%, 05/01/07...........          200,000                 217,750
                                                                                                            -------------
                                                                                                                  363,175
                                                                                                            -------------
  GENERAL OBLIGATIONS (44.5%)
    ALABAMA (1.4%)
     Huntsville, Alabama Series E, 5.85%, 08/01/05..............................          115,000                 123,625
                                                                                                            -------------
    ARIZONA (2.3%)
     Phoenix, Arizona Series A, 5.20%, 07/01/05.................................          200,000                 210,500
                                                                                                            -------------
    CALIFORNIA (3.7%)
     California State, 6.00%, 10/01/04..........................................          100,000                 109,375
     Los Angeles, California Uniform School District Series A, 6.00%, 07/01/08,
      (FGIC)....................................................................          200,000                 224,500
                                                                                                            -------------
                                                                                                                  333,875
                                                                                                            -------------
    CONNECTICUT (0.9%)
     Connecticut State Special Assessment Unemployment Compensation Series A,
      5.50%, 05/15/00, (AMBAC)..................................................           80,000                  82,200
                                                                                                            -------------
    ILLINOIS (3.5%)
     Chicago, Illinois Project Series B, 6.00%, 01/01/03 (FGIC).................           50,000                  53,500
     Illinois State, 5.50%, 08/01/03............................................          250,000                 264,688
                                                                                                            -------------
                                                                                                                  318,188
                                                                                                            -------------
    MARYLAND (3.2%)
     Carroll County, Maryland, 5.00%, 11/01/08..................................          125,000                 130,000
     Maryland State First Series, 5.80%, 05/15/04...............................          150,000                 158,813
                                                                                                            -------------
                                                                                                                  288,813
                                                                                                            -------------
    MASSACHUSETTS (1.0%)
     Worcester, Massachusetts, 5.75%, 08/01/07, (MBIA)..........................           80,000                  87,700
                                                                                                            -------------
    NEVADA (2.2%)
     Clark County, Nevada-Las Vegas Convention & Visitor, 4.80%, 07/01/01,
      (MBIA)....................................................................           75,000                  76,500
     Clark County, Nevada-Las Vegas Convention & Visitor Series A, 5.00%,
      07/01/08..................................................................          120,000                 124,800
                                                                                                            -------------
                                                                                                                  201,300
                                                                                                            -------------
    NEW JERSEY (5.5%)
     Ocean County, New Jersey General Improvement, 4.625%, 06/01/07.............          245,000                 248,981
     Ocean County, New Jersey General Improvement, 4.75%, 06/01/10..............          250,000                 253,438
                                                                                                            -------------
                                                                                                                  502,419
                                                                                                            -------------
    NEW MEXICO (1.1%)
     New Mexico State Capitalization Projects, 4.75%, 08/01/02..................          100,000                 101,537
                                                                                                            -------------
    NEW YORK (3.8%)
     New York, New York Series G, 5.25%, 08/01/11...............................          230,000                 235,175
     New York, New York Series G, 5.25%, 10/15/10...............................          105,000                 112,744
                                                                                                            -------------
                                                                                                                  347,919
                                                                                                            -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                      PRINCIPAL                MARKET
                                                                                        AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (4.2%)
     Pennsylvania State First Series, 6.375%, 09/15/12..........................  $       300,000           $     324,375
     Pennsylvania State First Series, 6.00%, 09/15/01...........................           50,000                  52,937
     West Chester, Pennsylvania Area School District, 5.30%, 01/15/07...........          150,000                 155,250
                                                                                                            -------------
                                                                                                                  532,562
                                                                                                            -------------
    TENNESSEE (1.1%)
     Metropolitan Government of Nashville & Davidson County, Tennessee, 5.00%,
      05/15/03..................................................................          100,000                 103,625
                                                                                                            -------------
    TEXAS (2.4%)
     Austin, Texas Public Improvement, 7.25%, 09/01/03, (AMBAC).................          200,000                 222,500
                                                                                                            -------------
    VIRGINIA (2.9%)
     Fairfax County, Virginia Series C, 5.25%, 05/01/07.........................          250,000                 262,188
                                                                                                            -------------
    WASHINGTON (0.6%)
     Washington State Series C, 5.35%, 07/01/06.................................           55,000                  58,025
                                                                                                            -------------
    WISCONSIN (2.9%)
     Wisconsin State Series B, 5.25%, 05/01/06..................................          200,000                 210,500
     Wisconsin State Series C, 5.60%, 05/01/02..................................           50,000                  52,437
                                                                                                            -------------
                                                                                                                  262,937
                                                                                                            -------------
                                                                                                                4,039,913
                                                                                                            -------------
  HOUSING REVENUE (2.8%)
    MASSACHUSETTS (1.7%)
     Massachusetts State Housing Finance Agency Series 57, 4.70%, 12/01/06,
      (MBIA)....................................................................          150,000                 152,062
                                                                                                            -------------
    PENNSYLVANIA (1.1%)
     Pennsylvania Housing Finance Agency Single Family Mortgage Series 61A,
      4.90%, 10/01/08...........................................................          100,000                 102,125
                                                                                                            -------------
                                                                                                                  254,187
                                                                                                            -------------
  POLLUTION CONTROL REVENUE (0.9%)
    NEW YORK (0.9%)
     New York State Environmental Facilities Pollution Corporation, 6.50%,
      06/15/08..................................................................           70,000                  79,362
                                                                                                            -------------
  POWER AUTHORITY REVENUE (2.2%)
    WASHINGTON (2.2%)
     Washington State Public Power Supply Systems - Nuclear Project No. 3 Series
      A, 5.00%, 07/01/01........................................................          200,000                 204,250
                                                                                                            -------------
  SALES TAX REVENUE (3.8%)
    NEW MEXICO (2.7%)
     New Mexico State Severance Tax Series B, 4.75%, 07/01/06...................          250,000                 253,437
                                                                                                            -------------
    NEW YORK (1.1%)
     Municipal Assistance Corporation for the City of New York, New York Series
      64, 7.20%, 07/01/01.......................................................          100,000                 102,000
                                                                                                            -------------
                                                                                                                  355,437
                                                                                                            -------------
  SPECIAL ASSESSMENT (2.4%)
    CALIFORNIA (2.4%)
     Los Angeles County California Public Works Financing Authority, 5.50%,
      10/01/09..................................................................          200,000                 215,250
                                                                                                            -------------
  TRANSPORTATION REVENUE (9.1%)
    CALIFORNIA (2.3%)
     Long Beach, California Harbor Revenue Bonds, 5.50%, 05/15/10, (MBIA).......          200,000                 211,250
                                                                                                            -------------
    CONNECTICUT (1.5%)
     Connecticut State Special Tax Obligation, 5.25%, 09/01/07..................          120,000                 127,050
                                                                                                            -------------
    NEW YORK (4.0%)
     Metropolitan Transportation Authority of New York Series A, 5.00%, 04/01/03
      (FGIC)....................................................................          200,000                 206,250
     New York State Thruway, Highway & Bridge Trust Fund Series B, 5.00%,
      04/01/02 (FSA)............................................................           50,000                  51,500
     New York State Thruway, Highway & Bridge Trust Fund Series B, 5.50%,
      04/01/09 (FSA)............................................................          100,000                 107,750
                                                                                                            -------------
                                                                                                                  365,500
                                                                                                            -------------
    PENNSYLVANIA (1.3%)

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR
                                                                                      PRINCIPAL                MARKET
                                                                                        AMOUNT                  VALUE
-------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
     Pennsylvania State Turnpike Commission Turnpike Revenue Bonds Series O,
      5.35%, 12/01/02, (FGIC)...................................................          115,000                 120,463
                                                                                                            -------------
                                                                                                                  824,263
                                                                                                            -------------
  WATER/SEWER (13.4%)
    CALIFORNIA (1.1%)
     Los Angeles, California Waste Water Systems Series A, 6.60%, 02/01/01......  $       100,000           $     103,632
                                                                                                            -------------
    MASSACHUSETTS (4.0%)
     Massachusetts State Water Resource Authority Series C, 4.90%, 12/01/02.....          100,000                 103,125
     Massachusetts State Water Pollution Trust, 5.00%, 08/01/07.................          250,000                 259,650
                                                                                                            -------------
                                                                                                                  362,775
                                                                                                            -------------
    MISSOURI (2.6%)
     Kansas City, Missouri Water Revenue Bonds Series B, 5.00%, 12/01/08........          225,000                 234,844
                                                                                                            -------------
    NEW YORK (1.1%)
     New York City Municipal Water Finance Authority Water & Sewer System
      Revenue Bonds Series B, 5.00%, 06/15/03...................................          100,000                 103,000
                                                                                                            -------------
    TEXAS (4.6%)
     Texas State Water Financial Assistance-A & C, 5.00%, 08/01/09..............          250,000                 258,750
     Texas Water Development Board Revenue Bonds Senior Lien A, 5.00%,
      07/15/07..................................................................          105,000                 109,462
     Texas Water Development Board Revenue Bonds Senior Lien B, 4.20%,
      07/15/02..................................................................           50,000                  50,125
                                                                                                            -------------
                                                                                                                  418,337
                                                                                                            -------------
                                                                                                                1,222,588
                                                                                                            -------------
     TOTAL MUNICIPAL BONDS (COST $7,485,038)....................................                                7,558,425
                                                                                                            -------------
MONEY MARKET FUND (1.7%)
     Dreyfus Tax Exempt Cash Management Money Market Fund.......................           77,097                  77,097
     J.P. Morgan Institutional Service Tax Exempt Fund..........................           77,097                  77,097
                                                                                                            -------------
     TOTAL MONEY MARKETS (COST $154,194)........................................                                  154,194
                                                                                                            -------------
     TOTAL INVESTMENTS (COST $8,339,232) (+) -- 92.5%...........................                                8,412,619
     OTHER ASSETS IN EXCESS OF LIABILITIES 7.5%.................................                                  686,881
                                                                                                            -------------
     TOTAL NET ASSETS -- 100%...................................................                            $   9,099,500
                                                                                                            -------------
                                                                                                            -------------

---------------

+Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................  $  79,425
Unrealized depreciation...................     (6,038)
                                            ---------
Net unrealized appreciation...............  $  73,387
                                            ---------
                                            ---------

*  Interest rate reflected is rate in effect at June 30, 1998.

AMBAC   -- AMBAC Indemnity Corporation.
FGIC    -- Insured by Financial Guaranty Insurance Corp.
FSA     -- Financial Security Assurance.
MBIA    -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

The first six month's total return for 1998 for the U.S. Government Securities Fund was 3.45%. This compares with a return of 3.41% for the benchmark Merrill Lynch 5 Year Treasury Index.

The Fund's NAV of $10.26 at June 30 is higher than the $10.17 at year-end 1997. Net assets of the Fund have grown to approximately $18 million versus some $4 million at year-end.

The investments of the Fund are in U.S. Treasurys. The average maturity of the Fund is approximately 4.9 years and the duration 3.9 years. The investments are structured with the greatest weights in 1- to 2-year maturities and 8- to 10-year maturities. This is based on the belief that the risk/return profile for the 5-year Treasury sector of the curve is not currently attractive.

We believe that interest rates will remain in a relatively narrow range, as Asian economic and financial uncertainties offset strength in the U.S. economy. Moreover, U.S. growth should slow, at least temporarily, as excess inventories are reduced and exports to Asia decline. However, unless the slowdown is greater and more prolonged than expected, a significant decline in interest rates is unlikely. Therefore, as the risks seem evenly balanced, we see no immediate reason to take an aggressive posture in the market.

Jack D. Burks
July 17, 1998

                                   OFFITBANK
                        U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

                                        SHARES OR         MARKET
                                     PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------
U.S. TREASURY NOTES (98.4%)
     Notes, 5.75%, 09/30/99........     $4,500,000      $4,512,375
     Notes, 5.75%, 10/31/00........     3,000,000        3,013,980
     Notes, 5.75%, 10/31/02........     3,200,000        3,224,480
     Notes, 7.00%, 07/15/06........     2,925,000        3,193,164
     Notes, 6.25%, 02/15/07........     3,100,000        3,244,925
     Notes, 6.125%, 08/15/07.......       900,000          936,017
                                                        ----------
     TOTAL U.S. TREASURY NOTES
      (COST $18,067,878)...........                     18,124,941
                                                        ----------
MONEY MARKET FUNDS (0.3%)
     Bank of New York Cash Reserve
      MM Fund......................        56,440           56,440
                                                        ----------
     TOTAL MONEY MARKETS (COST
      $56,440).....................                         56,440
                                                        ----------
     TOTAL INVESTMENTS (COST
      $18,124,318) (+) -- 98.7%....                     18,181,381
     OTHER ASSETS IN EXCESS OF
      LIABILITIES 1.3%.............                        241,411
                                                        ----------
     TOTAL NET ASSETS -- 100.0%....                     $18,422,792
                                                        ----------
                                                        ----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................  $  68,975
Unrealized depreciation...................    (11,913)
                                            ---------
Net unrealized appreciation...............  $  57,063
                                            ---------
                                            ---------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------

The 1998 first six month's total return for the Mortgage Securities Fund was 3.53%. This compares with a return of 3.48% for the benchmark Merrill Lynch Mortgage Master Index.

The Fund's NAV of $10.23 at June 30 is higher than the $10.17 at year-end 1997. Net assets of the Fund have grown to approximately $38 million versus some $17 million at year-end. The NAV, daily change, and performance information are now available daily in major financial publications.

The average maturity of the Fund is approximately 6.1 years. The investments are currently in Pass-Thrus securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac), and the Government National Mortgage Association (Ginnie Mae).

The investments that have a premium price are weighted to Ginnie Mae issues, as these securities tend to prepay more slowly than Fannie Mae and Freddie Mac Pass-Thrus. In addition, investments that have a discount are weighted to Fannie Mae and Freddie Mac because of their tendency to prepay more quickly. The average weighted market price of the Fund is par (100.00).

Another feature of the Fund's investment structure is a larger than normal allocation to 15 year Pass-Thrus. The reason for this is that these products have a more stable average maturity profile than do 30 year issues while still offering a compensatory yield.

Mortgage investments performed well during the first half of the year as interest rates remained in a narrow range. In addition, as bond yields declined modestly, the Fund's heavier exposure to discount issues improved its relative performance.

We believe that interest rates will remain in a relatively narrow range, as Asian economic and financial uncertainties offset strength in the U.S. economy. Moreover, U.S. growth should slow, at least temporarily, as excess inventories are reduced and exports to Asia decline. However, unless the slowdown is greater and more prolonged than expected, a significant decline in interest rates is unlikely. Therefore, as the risks seem evenly balanced, we see no immediate reason to take an aggressive posture in the market.

Jack D. Burks
July 17, 1998

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

                                                                                      SHARES OR                MARKET
                                                                                   PRINCIPAL AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (38.6%)
     Federal Home Loan Mortgage Corp., 5.60%, 07/01/98..........................  $     3,000,000           $   3,000,000
     Federal Home Loan Mortgage Corp., 5.44%, 07/14/98..........................        1,000,000                 998,036
     Federal Home Loan Mortgage Corp., 5.45%, 07/20/98..........................        1,000,000                 997,124
     Federal Home Loan Mortgage Corp., 6.00%, 04/01/03, Gold Pool # M90534......          998,146                 998,770
     Federal Home Loan Mortgage Corp., 7.00%, 07/01/12, Gold Pool # E00497......          286,114                 291,479
     Federal Home Loan Mortgage Corp., 7.00%, 07/01/12, Gold Pool # G10697......          487,616                 496,759
     Federal Home Loan Mortgage Corp., 7.00%, 08/01/12, Gold Pool # E67369......          892,086                 908,813
     Federal Home Loan Mortgage Corp., 7.50%, 01/01/18, Gold Pool # C90203......          252,913                 259,157
     Federal Home Loan Mortgage Corp., 6.00%, 02/01/24, Gold Pool # C80110......           19,637                  19,140
     Federal Home Loan Mortgage Corp., 6.00%, 01/01/26, Gold Pool # D67671......          524,650                 511,370
     Federal Home Loan Mortgage Corp., 6.00%, 02/01/26, Gold Pool # D68418......          440,038                 428,899
     Federal Home Loan Mortgage Corp., 6.00%, 03/01/26, Gold Pool # D69408......          472,600                 460,638
     Federal Home Loan Mortgage Corp., 6.00%, 03/01/26, Gold Pool # D69088......          462,325                 450,623
     Federal Home Loan Mortgage Corp., 6.00%, 04/01/26, Gold Pool # C80395......          445,713                 434,431
     Federal Home Loan Mortgage Corp., 6.00%, 05/01/26, Gold Pool # D71231......           49,071                  47,829
     Federal Home Loan Mortgage Corp., 7.50%, 06/01/26, Gold Pool # D72344......          461,839                 473,240
     Federal Home Loan Mortgage Corp., 7.50%, 05/01/27, Gold Pool # G00702......          539,584                 552,905
     Federal Home Loan Mortgage Corp., 6.00%, 07/15/27, TBA.....................        1,000,000                 975,000
     Federal Home Loan Mortgage Corp., 6.00%, 10/01/27, Gold Pool # D82901......          321,804                 313,658
     Federal Home Loan Mortgage Corp., 6.00%, 12/01/27, Gold Pool # C00583......          679,928                 662,717
     Federal Home Loan Mortgage Corp., 7.50%, 04/01/28, Gold Pool # C00612......          193,752                 198,535
     Federal Home Loan Mortgage Corp., 6.00%, 05/01/28, Gold Pool # C00614......          522,253                 509,034
     Federal Home Loan Mortgage Corp., 6.00%, 05/01/28, Gold Pool # D89506......          486,667                 474,348
     Federal Home Loan Mortgage Corp., 6.00%, 05/01/28, Gold Pool # D89955......          504,579                 491,806
                                                                                                            -------------
     TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $14,868,924)............                               14,954,311
                                                                                                            -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (27.0%)
     Federal National Mortgage Assoc., 6.50%, 12/01/99, Pool # 303111...........          164,098                 165,534
     Federal National Mortgage Assoc., 6.50%, 11/01/03, Pool # 356437...........          121,689                 122,754
     Federal National Mortgage Assoc., 6.50%, 01/01/04, Pool # 359915...........          405,366                 408,913
     Federal National Mortgage Assoc., 6.50%, 09/01/04, Pool # 393759...........          300,050                 302,675
     Federal National Mortgage Assoc., 6.50%, 10/01/04, Pool # 398370...........          405,570                 409,119
     Federal National Mortgage Assoc., 6.00%, 08/01/12, TBA.....................        1,000,000                 989,063
     Federal National Mortgage Assoc., 6.00%, 03/01/13, Pool # 379876...........          884,828                 875,427
     Federal National Mortgage Assoc., 6.00%, 03/01/13, Pool # 419336...........          101,072                  99,999
     Federal National Mortgage Assoc., 6.00%, 04/01/13, Pool # 411502...........          980,442                 970,025
     Federal National Mortgage Assoc., 6.00%, 04/01/13, Pool # 425916...........        1,489,012               1,473,192
     Federal National Mortgage Assoc., 6.00%, 05/01/13, Pool # 429019...........        1,006,393                 995,386
     Federal National Mortgage Assoc., 6.50%, 05/01/26, Pool # 345964...........          186,401                 185,585
     Federal National Mortgage Assoc., 6.50%, 08/01/27, Pool # 378287...........          500,007                 497,820
     Federal National Mortgage Assoc., 6.50%, 11/01/27, Pool # 397998...........          984,715                 980,407
     Federal National Mortgage Assoc., 6.50%, 04/01/28, Pool # 419955...........           24,952                  24,842
     Federal National Mortgage Assoc., 6.50%, 05/01/28, Pool # 425761...........        1,008,497               1,004,085
     Federal National Mortgage Assoc., 6.50%, 05/01/28, Pool # 426090...........           24,979                  24,869
     Federal National Mortgage Assoc., 6.50%, 06/01/28, Pool # 251813...........          950,069                 945,912
                                                                                                            -------------
     TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $10,421,573).............                               10,475,607
                                                                                                            -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (37.9%)
     Government National Mortgage Assoc., 7.00%, 10/15/07, Pool # 297658........           76,652                  78,545
     Government National Mortgage Assoc., 7.00%, 07/15/08, Pool # 266910........           36,646                  37,551
     Government National Mortgage Assoc., 6.00%, 02/15/09, Pool # 335278........          108,559                 107,881
     Government National Mortgage Assoc., 7.00%, 09/15/09, Pool # 380616........          252,052                 258,275
     Government National Mortgage Assoc., 7.00%, 07/15/10, Pool # 780193........          876,702                 899,715
     Government National Mortgage Assoc., 7.00%, 10/15/10, Pool # 377618........          369,094                 378,206
     Government National Mortgage Assoc., 7.00%, 02/15/11, Pool # 292339........          498,024                 510,320
     Government National Mortgage Assoc., 6.00%, 05/15/11, Pool # 412601........           49,573                  49,263
     Government National Mortgage Assoc., 7.00%, 06/15/11, Pool # 347186........          366,198                 375,239
     Government National Mortgage Assoc., 6.00%, 06/15/11, Pool # 424501........          197,533                 196,298
     Government National Mortgage Assoc., 6.00%, 01/15/13, Pool # 407233........          855,975                 850,625

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                 JUNE 30, 1998

                                                                                      SHARES OR                MARKET
                                                                                   PRINCIPAL AMOUNT             VALUE
-------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
     Government National Mortgage Assoc., 6.00%, 02/15/13, Pool # 460756........  $       699,795           $     695,421
     Government National Mortgage Assoc., 6.00%, 01/15/24, Pool # 376364........          475,157                 464,169
     Government National Mortgage Assoc., 6.00%, 01/15/24, Pool # 345932........          168,932                 165,025
     Government National Mortgage Assoc., 6.00%, 05/15/24, Pool # 352981........          205,840                 201,080
     Government National Mortgage Assoc., 6.00%, 01/15/26, Pool # 780312........          584,151                 571,373
     Government National Mortgage Assoc., 7.00%, 02/15/26, Pool # 347156........           49,909                  50,704
     Government National Mortgage Assoc., 8.00%, 06/15/26, Pool # 428867........          470,291                 487,339
     Government National Mortgage Assoc., 8.00%, 07/15/26, Pool # 425444........          450,643                 466,978
     Government National Mortgage Assoc., 8.00%, 07/15/26, Pool # 432905........          106,003                 109,845
     Government National Mortgage Assoc., 8.00%, 08/15/26, Pool # 419634........           70,198                  72,742
     Government National Mortgage Assoc., 8.00%, 08/15/26, Pool # 421763........          330,999                 342,997
     Government National Mortgage Assoc., 8.00%, 09/15/26, Pool # 398884........          860,107                 891,286
     Government National Mortgage Assoc., 8.00%, 11/15/26, Pool # 415657........          285,907                 296,271
     Government National Mortgage Assoc., 8.00%, 12/15/26, Pool # 442190........           93,881                  97,284
     Government National Mortgage Assoc., 8.00%, 07/15/27, Pool # 436800........          566,798                 587,345
     Government National Mortgage Assoc., 7.00%, 12/15/27, Pool # 443779........           39,276                  39,902
     Government National Mortgage Assoc., 7.00%, 12/15/27, Pool # 460653........          594,999                 604,482
     Government National Mortgage Assoc., 7.00%, 01/15/28, Pool # 460690........          502,895                 510,910
     Government National Mortgage Assoc., 7.00%, 01/15/28, Pool # 458763........          441,638                 448,676
     Government National Mortgage Assoc., 7.00%, 01/15/28, Pool # 463365........          360,072                 365,810
     Government National Mortgage Assoc., 7.00%, 02/15/28, Pool # 433595........          543,708                 552,373
     Government National Mortgage Assoc., 6.00%, 04/15/28, Pool # 473500........          360,305                 351,973
     Government National Mortgage Assoc., 6.00%, 04/15/28, Pool # 452780........          249,430                 243,662
     Government National Mortgage Assoc., 6.00%, 04/15/28, Pool # 433722........          397,978                 388,775
     Government National Mortgage Assoc., 7.00%, 05/15/28, Pool # 475480........          969,628                 985,081
     Government National Mortgage Assoc., 6.00%, 05/15/28, Pool # 465359........          456,689                 446,128
     Government National Mortgage Assoc., 6.00%, 06/15/28, Pool # 476330........           38,311                  37,425
     Government National Mortgage Assoc., 6.00%, 06/15/28, Pool # 449548........          495,000                 483,553
                                                                                                            -------------
     TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $14,668,508)..........                               14,700,527
                                                                                                            -------------
MONEY MARKET FUNDS (0.4%)
     Bank of New York Cash Reserve MM Fund......................................          156,617                 156,617
                                                                                                            -------------
     TOTAL MONEY MARKET FUNDS (COST $156,617)...................................                                  156,617
                                                                                                            -------------
     TOTAL INVESTMENTS (COST $40,115,622) (+) -- 103.9%.........................                               40,287,062
     LIABILITIES IN EXCESS OF OTHER ASSETS (3.9%)...............................                               (1,525,446)
                                                                                                            -------------
     TOTAL NET ASSETS -- 100.0%.................................................                            $  38,761,616
                                                                                                            -------------
                                                                                                            -------------

---------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation...................  $ 186,406
Unrealized depreciation...................    (14,966)
                                            ---------
Net unrealized appreciation...............  $ 171,440
                                            ---------
                                            ---------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (UNAUDITED)
                                HIGH YIELD FUND

---------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $1,608,509,358)......   $   1,651,228,084
  Interest and dividends receivable.......................          35,579,544
  Receivable for capital shares sold......................           6,843,766
  Prepaid expenses and other assets.......................              28,141
                                                             -----------------
    Total Assets..........................................                        $   1,693,679,535
LIABILITIES:
  Dividends payable.......................................           3,411,003
  Payable for investment securities purchased.............          17,793,416
  Payable for capital shares redeemed.....................           3,735,435
  Investment advisory fees payable........................             943,420
  Administration fees payable.............................             118,947
  Fund accounting fees payable............................               1,492
  Transfer agent fees payable.............................              11,226
  Unrealized depreciation on open forward currency
   contracts..............................................              38,615
  Other payables and accrued expenses.....................             163,593
                                                             -----------------
    Total Liabilities.....................................                               26,217,147
                                                                                  -----------------
NET ASSETS................................................                        $   1,667,462,388
                                                                                  -----------------
                                                                                  -----------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   160,781,146 issued and outstanding.....................   $         160,781
  Additional paid-in capital..............................       1,614,195,201
  Accumulated distributions in excess of net investment
   income.................................................            (594,996)
  Accumulated net realized gains on investments and
   foreign currency transactions..........................          11,024,771
  Net unrealized appreciation of investments and foreign
   currency transactions..................................          42,676,631
                                                             -----------------
NET ASSETS................................................                        $   1,667,462,388
                                                                                  -----------------
                                                                                  -----------------
SELECT SHARES:
  NET ASSETS..............................................                        $   1,667,431,640
                                                                                  -----------------
                                                                                  -----------------
  SHARES OF CAPITAL STOCK OUTSTANDING.....................                              160,778,181
                                                                                  -----------------
                                                                                  -----------------
  NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER
   SHARE).................................................                                   $10.37
                                                                                  -----------------
                                                                                  -----------------
ADVISOR SHARES:
  NET ASSETS..............................................                                  $30,748
                                                                                  -----------------
                                                                                  -----------------
  SHARES OF CAPITAL STOCK OUTSTANDING.....................                                    2,965
                                                                                  -----------------
                                                                                  -----------------
  NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER
   SHARE).................................................                                   $10.37
                                                                                  -----------------
                                                                                  -----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)

                             EMERGING MARKETS FUND

-------------------------------------------------------------------------------------------------

ASSETS:
  Investments, at market value (cost $272,242,763)..........   $   260,024,013
  Foreign currency (cost $12,074)...........................            10,439
  Interest and dividends receivable.........................         5,702,569
  Receivable for capital shares purchased...................               630
  Prepaid expenses and other assets.........................             2,054
                                                               ---------------
    Total Assets............................................                      $   265,739,705
LIABILITIES:
  Dividends payable.........................................         1,567,278
  Payable for capital shares redeemed.......................         4,600,000
  Investment advisory fees payable..........................           190,939
  Administration fees payable...............................            24,908
  Fund accounting fees payable..............................             1,492
  Transfer agent fees payable...............................             5,578
  Custody fees payable......................................            85,660
  Unrealized depreciation on open forward currency
   contracts................................................            15,855
  Other payables and accrued expenses.......................            58,895
                                                               ---------------
    Total Liabilities.......................................                            6,550,605
                                                                                  ---------------
NET ASSETS..................................................                      $   259,189,100
                                                                                  ---------------
                                                                                  ---------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   25,582,122 issued and outstanding........................   $        25,582
  Additional paid-in capital................................       272,774,567
  Accumulated distributions in excess of net investment
   income...................................................        (1,322,901)
  Accumulated distributions in excess of net realized gains
   on investments and foreign currency transactions.........           (47,684)
  Net unrealized depreciation of investments and foreign
   currency transactions....................................       (12,240,464)
                                                               ---------------
NET ASSETS..................................................                      $   259,189,100
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                               $10.13
                                                                                  ---------------
                                                                                  ---------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)
                           LATIN AMERICA EQUITY FUND

----------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost
   $40,676,061).............................  $35,827,651
  Foreign currency (cost $25,884)...........       24,662
  Receivable for investment securities
   sold.....................................    1,126,278
  Interest and dividends receivable.........      344,402
  Receivable for capital shares sold........      156,185
  Deferred organization expense.............       19,861
                                              -----------
    Total Assets............................               $37,499,039
LIABILITIES:
  Due to custodian..........................      794,443
  Payable for investment securities
   purchased................................      255,686
  Payable for capital shares redeemed.......      155,617
  Investment advisory fees payable..........       32,924
  Administration fees payable...............        3,837
  Fund accounting fees payable..............        1,492
  Transfer agency fees payable..............        2,762
  Custody fees payable......................       85,349
  Other payables and accrued expenses.......       25,395
                                              -----------
    Total Liabilities.......................                 1,357,505
                                                           -----------
NET ASSETS..................................               $36,141,534
                                                           -----------
                                                           -----------
Net Assets consist of:
  Shares of capital stock, $0.001 par value
   per share, 3,302,244 issued and
   outstanding..............................  $     3,302
  Additional paid-in capital................   45,770,711
  Accumulated distributions in excess of net
   investment income........................      (68,499)
  Accumulated net realized loss on
   investment and foreign currency
   transactions.............................   (4,712,721)
  Net unrealized depreciation of investments
   and foreign currency transactions........   (4,851,259)
                                              -----------
NET ASSETS..................................               $36,141,534
                                                           -----------
                                                           -----------
NET ASSET VALUE (OFFERING AND REDEMPTION
  PRICE PER SHARE)..........................                    $10.94
                                                           -----------
                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)
                            NEW YORK MUNICIPAL FUND

----------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost
   $55,186,243).............................  $56,391,290
  Interest and dividends receivable.........      810,430
  Deferred organization expense.............       11,538
  Prepaid expenses and other assets.........        1,011
                                              -----------
    Total Assets............................               $57,214,269
LIABILITIES:
  Dividends payable.........................       32,194
  Payable for investment securities
   purchased................................      672,107
  Investment advisory fee payable...........       11,569
  Administration fee payable................        5,172
  Fund accounting fee payable...............        1,492
  Transfer agent fees payable...............        1,163
  Other payables and accrued expenses.......       41,543
                                              -----------
    Total Liabilities.......................                   765,240
                                                           -----------
NET ASSETS..................................               $56,449,029
                                                           -----------
                                                           -----------
Net Assets consist of:
  Shares of capital stock, $0.001 par value
   per share, 5,266,540 issued and
   outstanding..............................  $     5,267
  Additional paid-in capital................   55,124,184
  Accumulated net realized gains on
   investment transactions..................      114,531
  Net unrealized appreciation of
   investments..............................    1,205,047
                                              -----------
NET ASSETS..................................               $56,449,029
                                                           -----------
                                                           -----------
NET ASSET VALUE (OFFERING AND REDEMPTION
  PRICE PER SHARE)..........................                    $10.72
                                                           -----------
                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)
                           CALIFORNIA MUNICIPAL FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $8,085,976)............   $     8,168,451
  Cash......................................................             9,818
  Interest and dividends receivable.........................           114,840
  Deferred organization expense.............................            32,230
  Other assets..............................................             5,942
                                                               ---------------
    Total Assets............................................                      $     8,331,281
LIABILITIES:
  Dividends payable.........................................             5,619
  Payable for investment securities purchased...............           157,281
  Transfer agent fees payable...............................             1,102
  Other payables and accrued expenses.......................            11,756
                                                               ---------------
    Total Liabilities.......................................                              175,758
                                                                                  ---------------
NET ASSETS..................................................                      $     8,155,523
                                                                                  ---------------
                                                                                  ---------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   784,645 issued and outstanding...........................   $           785
  Additional paid-in capital................................         8,067,518
  Accumulated undistributed net investment income...........             1,350
  Accumulated net realized gains on investment
   transactions.............................................             3,395
  Net unrealized appreciation of investments................            82,475
                                                               ---------------
NET ASSETS..................................................                      $     8,155,523
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                               $10.39
                                                                                  ---------------
                                                                                  ---------------

                            NATIONAL MUNICIPAL FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $8,339,232)............   $     8,412,619
  Cash......................................................            16,803
  Interest and dividends receivable.........................           102,733
  Receivable for capital shares sold........................         1,050,000
  Prepaid organization expense..............................            28,619
  Other assets..............................................             7,778
                                                               ---------------
    Total Assets............................................                      $     9,618,552
LIABILITIES:
  Payable for investment securities purchased...............           506,373
  Transfer agency fees payable..............................               962
  Other payables and accrued expenses.......................            11,717
                                                               ---------------
    Total Liabilities.......................................                              519,052
                                                                                  ---------------
NET ASSETS..................................................                      $     9,099,500
                                                                                  ---------------
                                                                                  ---------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   885,290 issued and outstanding...........................   $           885
  Additional paid-in capital................................         9,012,829
  Accumulated undistributed net investment loss.............                 0
  Accumulated net realized gains on investment
   transactions.............................................            12,399
  Net unrealized appreciation of investments................            73,387
                                                               ---------------
NET ASSETS..................................................                      $     9,099,500
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                               $10.28
                                                                                  ---------------
                                                                                  ---------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                           JUNE 30, 1998 (UNAUDITED)
                        U.S. GOVERNMENT SECURITIES FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $18,124,318)...........   $    18,181,381
  Interest and dividends receivable.........................           313,224
  Deferred organization expense.............................            17,228
  Prepaid expenses and other assets.........................             7,103
                                                               ---------------
    Total Assets............................................                      $    18,518,936
LIABILITIES:
  Dividends payable.........................................               837
  Payable for capital shares redeemed.......................            80,000
  Investment advisory fees payable..........................             2,113
  Transfer agent fees payable...............................               765
  Other payables and accrued expenses.......................            12,429
                                                               ---------------
    Total Liabilities.......................................                               96,144
                                                                                  ---------------
NET ASSETS..................................................                      $    18,422,792
                                                                                  ---------------
                                                                                  ---------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   1,795,602 issued and outstanding.........................   $         1,796
  Additional paid-in capital................................        18,332,880
  Accumulated net realized gains on investment
   transactions.............................................            31,053
  Net unrealized appreciation of investments................            57,063
                                                               ---------------
NET ASSETS..................................................                      $    18,422,792
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                               $10.26
                                                                                  ---------------
                                                                                  ---------------

                            MORTGAGE SECURITIES FUND

-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (cost $40,115,622)...........   $    40,287,062
  Interest and dividends receivable.........................           188,472
  Receivable for capital shares sold........................           270,000
  Deferred organization expenses............................            17,228
  Prepaid expenses and other assets.........................             3,428
                                                               ---------------
    Total Assets............................................                      $    40,766,190
LIABILITIES:
  Dividends payable.........................................             9,401
  Payable for investment securities purchased...............         1,977,271
  Investment advisory fees payable..........................             4,116
  Administration fees payalbe...............................             2,941
  Fund accounting fees payable..............................             1,250
  Transfer agent fees payable...............................             1,316
  Other payables and accrued expenses.......................             8,279
                                                               ---------------
    Total Liabilities.......................................                            2,004,574
                                                                                  ---------------
NET ASSETS..................................................                      $    38,761,616
                                                                                  ---------------
                                                                                  ---------------
Net Assets consist of:
  Shares of capital stock, $0.001 par value per share,
   3,790,058 issued and outstanding.........................   $         3,790
  Additional paid-in capital................................        38,484,727
  Accumulated undistributed net investment income...........            19,449
  Accumulated net realized gains on investment and foreign
   currency transactions....................................            82,210
  Net unrealized appreciation of investments and foreign
   currency transactions....................................           171,440
                                                               ---------------
NET ASSETS..................................................                      $    38,761,616
                                                                                  ---------------
                                                                                  ---------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...                               $10.23
                                                                                  ---------------
                                                                                  ---------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                                HIGH YIELD FUND

                                                                                                              FOR THE
                                                                                                     SIX MONTHS ENDED
                                                                                                        JUNE 30, 1998
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $     68,359,542
  Dividends.....................................................................           424,850
                                                                                  ----------------
    Total Income................................................................                     $     68,784,392
EXPENSES:
  Advisory......................................................................         5,282,664
  Administration................................................................         1,004,403
  Custody.......................................................................           131,631
  Transfer agent and shareholder servicing fees.................................            56,105
  Fund accounting...............................................................            30,278
  Miscellaneous.................................................................           266,337
                                                                                  ----------------
    Total expenses before waivers/reimbursements................................         6,771,418
    Less expenses waived/reimbursed.............................................          (442,728)
                                                                                  ----------------
    Net expenses................................................................                            6,328,690
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                           62,455,702
                                                                                                     ----------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:..........................
  Net realized gains on investment transactions.................................        10,554,695
  Net realized gains on foreign currency transactions...........................           470,076
  Net change in unrealized depreciation of investments..........................        (8,257,451)
  Net change in unrealized depreciation of foreign currency transactions........          (224,880)
                                                                                  ----------------
Net realized and unrealized gains on investments................................                            2,542,440
                                                                                                     ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $     64,998,142
                                                                                                     ----------------
                                                                                                     ----------------

                             EMERGING MARKETS FUND

                                                                                                              FOR THE
                                                                                                     SIX MONTHS ENDED
                                                                                                        JUNE 30, 1998
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $     13,090,580
                                                                                  ----------------
    Total Income................................................................                     $     13,090,580
EXPENSES:
  Advisory......................................................................         1,087,083
  Administration................................................................           178,678
  Custody.......................................................................            57,543
  Registration and filing fees..................................................            22,790
  Transfer agent................................................................            14,247
  Fund accounting...............................................................            13,680
  Miscellaneous.................................................................            45,326
                                                                                  ----------------
    Total expenses before waivers/reimbursements................................         1,419,347
    Less expenses waived/reimbursed.............................................           (80,818)
                                                                                  ----------------
    Net expenses................................................................                            1,338,529
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                           11,752,051
                                                                                                     ----------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investment transactions.................................         2,149,050
  Net realized loss on foreign currency transactions............................           236,391
  Net change in unrealized depreciation of investments..........................       (11,594,256)
  Net change in unrealized depreciation of foreign currency transactions........          (319,518)
                                                                                  ----------------
Net realized and unrealized gains (losses) on investments.......................                           (9,528,333)
                                                                                                     ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $      2,223,718
                                                                                                     ----------------
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)
                           LATIN AMERICA EQUITY FUND

                                                                                                              FOR THE
                                                                                                     SIX MONTHS ENDED
                                                                                                        JUNE 30, 1998
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $          1,260
  Dividends.....................................................................         1,319,119
                                                                                  ----------------
    Total Income................................................................                     $      1,320,379
EXPENSES:
  Advisory......................................................................           249,373
  Custody.......................................................................           163,070
  Administration................................................................            39,803
  Fund accounting...............................................................            24,569
  Registration and filing fees..................................................            12,188
  Transfer agent................................................................             7,743
  Amortization of organization expenses.........................................             2,896
  Miscellaneous.................................................................            28,127
                                                                                  ----------------
    Total expenses before waivers/reimbursements................................           527,769
    Less expenses waived/reimbursed.............................................           (21,186)
                                                                                  ----------------
    Net expenses................................................................                              506,583
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                              813,796
                                                                                                     ----------------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
  Net realized loss on investment transactions..................................        (2,410,303)
  Net realized loss on foreign currency transactions............................           (49,141)
  Net change in unrealized depreciation of investments..........................        (9,355,674)
  Net change in unrealized depreciation of foreign currency transactions........            (3,116)
                                                                                  ----------------
Net realized and unrealized losses on investments...............................                          (11,818,234)
                                                                                                     ----------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     ($    11,004,438)
                                                                                                     ----------------
                                                                                                     ----------------

                            NEW YORK MUNICIPAL FUND

                                                                                                              FOR THE
                                                                                                     SIX MONTHS ENDED
                                                                                                        JUNE 30, 1998
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $      1,171,352
  Dividends.....................................................................               119
                                                                                  ----------------
    Total Income................................................................                     $      1,171,471
EXPENSES:
  Advisory......................................................................            88,446
  Administration................................................................            38,196
  Fund accounting...............................................................            23,970
  Transfer agent................................................................             5,439
  Audit.........................................................................            15,474
  Amortization of organization expenses.........................................             3,262
  Miscellaneous.................................................................            10,094
                                                                                  ----------------
    Total expenses before waivers/reimbursements................................           184,881
    Less expenses waived/reimbursed.............................................           (64,280)
                                                                                  ----------------
    Net expenses................................................................                              120,601
                                                                                                     ----------------

NET INVESTMENT INCOME...........................................................                            1,050,870
                                                                                                     ----------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................           100,010
  Net change in unrealized appreciation of investments..........................            17,307
                                                                                  ----------------
Net realized and unrealized gains on investments................................                              117,317
                                                                                                     ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $      1,168,187
                                                                                                     ----------------
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)
                           CALIFORNIA MUNICIPAL FUND

                                                                                                              FOR THE
                                                                                                     SIX MONTHS ENDED
                                                                                                        JUNE 30, 1998
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $        154,155
  Dividend......................................................................             4,689
                                                                                          --------
    Total Income................................................................                     $        158,844
EXPENSES:
  Advisory......................................................................            12,548
  Administration................................................................            11,459
  Fund accounting...............................................................            16,519
  Transfer agent................................................................             2,167
  Audit.........................................................................             9,827
  Amortization of organization expenses.........................................             4,163
  Miscellaneous.................................................................             5,017
                                                                                          --------
    Total expenses before waivers/reimbursements................................            61,700
    Less expenses waived/reimbursed.............................................           (43,775)
                                                                                          --------
    Net expenses................................................................                               17,925
                                                                                                             --------

NET INVESTMENT INCOME...........................................................                              140,919
                                                                                                             --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................             3,431
  Net change in unrealized appreciation of investments..........................             6,845
                                                                                          --------
Net realized and unrealized gains on investments................................                               10,276
                                                                                                             --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $        151,195
                                                                                                             --------
                                                                                                             --------

                               NATIONAL MUNICIPAL

                                                                                             FOR THE SIX MONTHS ENDED
                                                                                                        JUNE 30, 1998
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $        108,244
                                                                                          --------
    Total Income................................................................                     $        108,244
EXPENSES:
  Advisory......................................................................             8,576
  Administration................................................................             9,895
  Fund accounting...............................................................            15,395
  Transfer agent................................................................             1,865
  Audit.........................................................................             9,745
  Registration and filing.......................................................             8,847
  Amortization of organization expenses.........................................             3,274
  Miscellaneous.................................................................             4,163
                                                                                          --------
    Total expenses before waivers/reimbursements................................            61,760
    Less expenses waived/reimbursed.............................................           (49,509)
                                                                                          --------
    Net expenses................................................................                               12,251
                                                                                                             --------
NET INVESTMENT INCOME...........................................................                               95,993
                                                                                                             --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................             9,478
  Net change in unrealized appreciation of investments..........................            31,344
                                                                                          --------
Net realized and unrealized gains on investments................................                               40,822
                                                                                                             --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $        136,815
                                                                                                             --------
                                                                                                             --------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)
                        U.S. GOVERNMENT SECURITIES FUND

                                                                                                              FOR THE
                                                                                                     SIX MONTHS ENDED
                                                                                                        JUNE 30, 1998
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $        334,952
  Dividend......................................................................               195
                                                                                          --------
    Total Income................................................................                     $        335,147
EXPENSES:
  Advisory......................................................................            20,896
  Administration................................................................            14,887
  Fund accounting...............................................................            13,795
  Transfer agent................................................................             2,518
  Audit.........................................................................             9,788
  Registration and filing.......................................................             9,028
  Amortization of organization expenses.........................................             2,172
  Miscellaneous.................................................................             4,142
                                                                                          --------
    Total expenses before waivers/reimbursements................................            77,226
    Less expenses waived/reimbursed.............................................           (47,375)
                                                                                          --------
    Net expenses................................................................                               29,851
                                                                                                             --------

NET INVESTMENT INCOME...........................................................                              305,296
                                                                                                             --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions.................................            26,198
  Net change in unrealized appreciation of investments..........................            26,570
                                                                                          --------
Net realized and unrealized gains on investments................................                               52,768
                                                                                                             --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $        358,064
                                                                                                             --------
                                                                                                             --------

                            MORTGAGE SECURITIES FUND

                                                                                             FOR THE SIX MONTHS ENDED
                                                                                                        JUNE 30, 1998
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $        782,841
                                                                                          --------
    Total Income................................................................                     $        782,841
EXPENSES:
  Advisory......................................................................            43,154
  Administration................................................................            20,936
  Fund accounting...............................................................            15,833
  Transfer agent................................................................             3,251
  Audit.........................................................................            10,585
  Registration and filing.......................................................            12,773
  Custodian.....................................................................             5,161
  Amortization of organization expenses.........................................             2,172
  Miscellaneous.................................................................             4,578
                                                                                          --------
    Total expenses before waivers/reimbursements................................           118,443
    Less expenses waived/reimbursed.............................................           (55,895)
                                                                                          --------
    Net expenses................................................................                               62,548
                                                                                                             --------

NET INVESTMENT INCOME...........................................................                              720,293
                                                                                                             --------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains on investment and foreign currency transactions............            54,254
  Net change in unrealized appreciation of investments..........................            92,743
  Net change in unrealized depreciation of foreign currency transactions........            (3,428)
                                                                                          --------
Net realized and unrealized gains on investments................................                              143,569
                                                                                                             --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................                     $        863,862
                                                                                                             --------
                                                                                                             --------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                                HIGH YIELD FUND

                                                              FOR THE SIX MONTHS
                                                                           ENDED
                                                                   JUNE 30, 1998   FOR THE YEAR ENDED
                                                                     (UNAUDITED)    DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................    $     62,455,702     $     91,532,933
  Net realized gains on investment and foreign currency
   transactions.............................................          11,024,771           14,548,678
  Net change in unrealized appreciation (depreciation) of
   investments and foreign currency transactions............          (8,482,331)          17,401,256
                                                              ------------------   ------------------
  Net increase in net assets resulting from operations......          64,998,142          123,482,867
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................         (62,455,702)         (91,532,933)
  Excess of net investment income...........................                   0             (317,636)
  Net realized gains........................................                   0          (14,175,584)
  Excess of net realized gains..............................                   0             (555,849)
                                                              ------------------   ------------------
  Total dividends and distributions to shareholders.........         (62,455,702)        (106,582,002)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................         464,129,918          607,587,659
  Dividends reinvested......................................          43,512,196           68,319,193
  Cost of shares redeemed...................................        (189,290,140)        (197,959,947)
                                                              ------------------   ------------------
  Net increase in net assets from capital share
   transactions.............................................         318,351,974          477,946,905
                                                              ------------------   ------------------
  Total increase in net assets..............................         320,894,414          494,847,770
NET ASSETS:
  Beginning of period.......................................       1,346,567,974          851,720,204
                                                              ------------------   ------------------
  End of period.............................................    $  1,667,462,388     $  1,346,567,974
                                                              ------------------   ------------------
                                                              ------------------   ------------------

                             EMERGING MARKETS FUND

                                                              FOR THE SIX MONTHS
                                                                           ENDED
                                                                   JUNE 30, 1998   FOR THE YEAR ENDED
                                                                     (UNAUDITED)    DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.....................................     $    11,752,051      $    16,156,332
  Net realized gains on investment and foreign currency
   transactions.............................................           2,385,441            7,559,229
  Net change in unrealized (depreciation) of investments and
   foreign currency transactions............................         (11,913,774)          (8,927,144)
                                                              ------------------   ------------------
  Net increase in net assets resulting from operations......           2,223,718           14,788,417
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................         (11,752,051)         (16,156,332)
  Excess of net investment income...........................                   0             (987,668)
  Net realized gains........................................                   0           (7,559,229)
  Excess of net realized gains..............................                   0           (3,624,156)
                                                              ------------------   ------------------
  Total dividends and distributions to shareholders.........         (11,752,051)         (28,327,385)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...............................          73,323,314          121,772,445
  Dividends reinvested......................................           8,570,418           16,925,719
  Cost of shares redeemed...................................         (23,952,892)         (30,526,769)
                                                              ------------------   ------------------
  Net increase in net assets from capital share
   transactions.............................................          57,940,840          108,171,395
                                                              ------------------   ------------------
  Total increase in net assets..............................          48,412,507           94,632,427
NET ASSETS:
  Beginning of period.......................................         210,776,593          116,144,166
                                                              ------------------   ------------------
  End of period.............................................     $   259,189,100      $   210,776,593
                                                              ------------------   ------------------
                                                              ------------------   ------------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                           LATIN AMERICA EQUITY FUND

                                                                FOR THE SIX MONTHS
                                                                             ENDED       FOR THE YEAR
                                                                     JUNE 30, 1998              ENDED
                                                                       (UNAUDITED)  DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income..................................               $  813,796         $  150,445
  Net realized losses on investment and foreign currency
   transactions..........................................               (2,459,444)        (1,070,055)
  Net change in unrealized appreciation (depreciation) of
   investments and foreign currency transactions.........               (9,358,790)         3,460,249
                                                           -----------------------  -----------------
  Net increase (decrease) in net assets resulting from
   operations............................................              (11,004,438)         2,540,639
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..................................                 (813,796)          (150,445)
  Excess of net investment income........................                        0           (222,445)
  Net realized gains.....................................                        0           (952,958)
                                                           -----------------------  -----------------
  Total dividends and distribution to shareholders.......                 (813,796)        (1,325,848)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued............................                3,240,797         68,585,066
  Dividends reinvested...................................                  445,995          1,094,992
  Cost of shares redeemed................................              (10,779,242)       (29,150,348)
                                                           -----------------------  -----------------
  Net increase (decrease) in net assets from capital
   share transactions....................................               (7,092,450)        40,529,710
                                                           -----------------------  -----------------
  Total increase (decrease) in net assets................              (18,910,684)        41,744,501
NET ASSETS:
  Beginning of period....................................               55,052,218         13,307,717
                                                           -----------------------  -----------------
  End of period..........................................              $36,141,534        $55,052,218
                                                           -----------------------  -----------------
                                                           -----------------------  -----------------

                            NEW YORK MUNICIPAL FUND

                                                                FOR THE SIX MONTHS
                                                                             ENDED       FOR THE YEAR
                                                                     JUNE 30, 1998              ENDED
                                                                       (UNAUDITED)  DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income..................................              $ 1,050,870        $ 1,295,724
  Net realized gains on investments......................                  100,010            201,875
  Net change in unrealized appreciation of investments...                   17,307            898,649
                                                           -----------------------  -----------------
  Net increase in net assets resulting from operations...                1,168,187          2,396,248
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDER FROM:
  Net investment income..................................               (1,050,870)        (1,295,724)
  Excess of net investement income.......................                        0             (3,541)
  Net realized gains.....................................                        0           (192,144)
                                                           -----------------------  -----------------
  Total dividends and distributions to shareholders......               (1,050,870)        (1,491,409)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued............................               28,331,312         29,031,529
  Dividends reinvested...................................                  880,590          1,189,875
  Cost of shares redeemed................................              (14,925,876)        (9,238,189)
                                                           -----------------------  -----------------
  Net increase in net assets from capital share
   transactions..........................................               14,286,026         20,983,215
                                                           -----------------------  -----------------
  Total increase in net assets...........................               14,403,343         21,888,054
NET ASSETS:
  Beginning of period....................................               42,045,686         20,157,632
                                                           -----------------------  -----------------
  End of period..........................................              $56,449,029        $42,045,686
                                                           -----------------------  -----------------
                                                           -----------------------  -----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                           CALIFORNIA MUNICIPAL FUND

                                                      FOR THE
                                     FOR THE SIX  PERIOD FROM
                                          MONTHS     APRIL 2,
                                           ENDED        1997*
                                        JUNE 30,      THROUGH
                                            1998     DECEMBER
                                     (UNAUDITED)     31, 1997
-------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income............  $   140,919  $    93,881
  Net realized gains on investment
   transactions....................        3,431        3,306
  Net change in unrealized
   appreciation of investments.....        6,845       75,630
                                     -----------  -----------
  Net increase in net assets
   resulting from operations.......      151,195      172,817
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income............     (140,919)     (93,881)
  Excess of net investment
   income..........................            0         (695)
  Net realized gains...............            0       (3,342)
                                     -----------  -----------
  Total dividends and distributions
   to shareholders.................     (140,919)     (97,918)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued......    3,355,872    4,636,788
  Dividends reinvested.............      117,300       80,338
  Cost of shares redeemed..........     (120,000)           0
                                     -----------  -----------
  Net increase in net assets from
   capital share transactions......    3,353,172    4,717,126
                                     -----------  -----------
  Total increase in net assets.....    3,363,448    4,792,025
NET ASSETS:
  Beginning of period..............    4,792,075           50
                                     -----------  -----------
  End of period....................  $ 8,155,523  $ 4,792,075
                                     -----------  -----------
                                     -----------  -----------

                               NATIONAL MUNICIPAL

                                                      FOR THE
                                     FOR THE SIX  PERIOD FROM
                                          MONTHS  OCTOBER 20,
                                           ENDED        1997*
                                        JUNE 30,      THROUGH
                                            1998     DECEMBER
                                     (UNAUDITED)     31, 1997
-------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income............  $    95,993  $    18,697
  Net realized gains on
   investments.....................        9,478        2,921
  Net change in unrealized
   appreciation of investments.....       31,344       42,043
                                     -----------  -----------
  Change in net assets resulting
   from operations.................      136,815       63,661
                                     -----------  -----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income............      (95,993)     (18,697)
                                     -----------  -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued......    6,258,425    2,750,010
  Dividends reinvested.............       95,866       10,113
  Cost of shares redeemed..........     (100,700)           0
                                     -----------  -----------
  Change in net assets from capital
   share transactions..............    6,253,591    2,760,123
                                     -----------  -----------
  Total increase in net assets.....    6,294,413    2,805,087
NET ASSETS:
  Beginning of period..............    2,805,087            0
                                     -----------  -----------
  End of period....................  $ 9,099,500  $ 2,805,087
                                     -----------  -----------
                                     -----------  -----------

---------------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                        U.S. GOVERNMENT SECURITIES FUND

                                                                   FOR THE
                                                               PERIOD FROM
                                                  FOR THE SIX      JULY 1,
                                                       MONTHS        1997*
                                                   ENDED JUNE      THROUGH
                                                     30, 1998     DECEMBER
                                                  (UNAUDITED)     31, 1997
--------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.........................  $   305,296  $    55,516
  Net realized gains on investment
   transactions.................................       26,198       13,802
  Net change in unrealized appreciation of
   investments..................................       26,570       30,493
                                                  -----------  -----------
  Net increase in net assets resulting from
   operations...................................      358,064       99,811
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income.........................     (305,296)     (55,516)
  Excess of net investment income...............            0       (3,940)
  Net realized gains............................            0       (5,280)
                                                  -----------  -----------
  Total dividends and distributions to
   shareholders.................................     (305,296)     (64,736)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...................   14,571,450    3,943,065
  Dividends reinvested..........................      299,898       45,655
  Cost of shares redeemed.......................     (456,000)     (69,119)
                                                  -----------  -----------
  Net increase in net assets from capital share
   transactions.................................   14,415,348    3,919,601
                                                  -----------  -----------
  Total increase in net assets..................   14,468,116    3,954,676
NET ASSETS:
  Beginning of period...........................    3,954,676            0
                                                  -----------  -----------
  End of period.................................  $18,422,792  $ 3,954,676
                                                  -----------  -----------
                                                  -----------  -----------

                            MORTGAGE SECURITIES FUND

                                                                   FOR THE
                                                  FOR THE SIX  PERIOD FROM
                                                       MONTHS      JULY 1,
                                                        ENDED        1997*
                                                     JUNE 30,      THROUGH
                                                         1998     DECEMBER
                                                  (UNAUDITED)     31, 1997
--------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.........................  $   720,293  $   335,822
  Net realized gains on investment and foreign
   currency transactions........................       54,254      117,606
  Net change in unrealized appreciation of
   investment and foreign currency
   transactions.................................       89,315       82,125
                                                  -----------  -----------
  Net increase in net assets resulting from
   operations...................................      863,862      535,553
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.........................     (720,293)    (335,822)
  Excess of net investment income...............            0      (13,631)
  Realized gains................................            0      (58,364)
                                                  -----------  -----------
  Net decrease in net assets from shareholder
   distributions................................     (720,293)    (407,817)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...................   22,645,012   16,626,836
  Dividends reinvested..........................      535,646      307,847
  Cost of shares redeemed.......................   (1,600,030)     (25,000)
                                                  -----------  -----------
  Net increase in net assets from capital share
   transactions.................................   21,580,628   16,909,683
                                                  -----------  -----------
  Total increase in net assets..................   21,724,197   17,037,419
NET ASSETS:
  Beginning of period...........................   17,037,419            0
                                                  -----------  -----------
  End of period.................................  $38,761,616  $17,037,419
                                                  -----------  -----------
                                                  -----------  -----------

---------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                                   SELECT SHARES
                           ---------------------------------------------------------------------------------------------
                                                                                                          FOR THE PERIOD
                               FOR THE SIX                                                                 FROM MARCH 2,
                              MONTHS ENDED        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR     1994* THROUGH
                             JUNE 30, 1998      ENDED DECEMBER      ENDED DECEMBER      ENDED DECEMBER      DECEMBER 31,
                               (UNAUDITED)            31, 1997            31, 1996            31, 1995              1994
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $    10.34          $  10.15            $   9.92            $   9.25            $10.00
                           ---------------   -----------------       --------            --------        ---------------
  Net investment
   income................          0.43              0.87                0.89                0.90              0.72
  Net realized and
   unrealized gain
   (loss)................          0.03              0.31                0.29                0.67             (0.75)
                           ---------------   -----------------       --------            --------        ---------------
  Total income from
   investment
   operations............          0.46              1.18                1.18                1.57             (0.03)
                           ---------------   -----------------       --------            --------        ---------------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment
   income................         (0.43)            (0.87)              (0.89)              (0.89)            (0.72)
  Net realized gains.....          0.00             (0.12)              (0.06)              (0.01)               --
                           ---------------   -----------------       --------            --------        ---------------
Total dividends and
  distributions..........         (0.43)            (0.99)              (0.95)              (0.90)            (0.72)
                           ---------------   -----------------       --------            --------        ---------------
  Net change in net asset
   value per share.......          0.03              0.19                0.23                0.67             (0.75)
                           ---------------   -----------------       --------            --------        ---------------
NET ASSET VALUE, END OF
  PERIOD.................    $    10.37          $  10.34            $  10.15            $   9.92            $ 9.25
                           ---------------   -----------------       --------            --------        ---------------
                           ---------------   -----------------       --------            --------        ---------------
TOTAL RETURN(a)..........         4.48%(b)         12.09%              12.46%              17.72%            (0.27%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (in
   thousands)............    $1,667,432         1,346,553            $851,720            $479,090           2$22,317
Ratios to average net
  assets:
  Expenses**.............         0.84%(c)          0.87%               0.98%               1.05%             1.14%(c)
  Net investment
   income................         8.30%(c)          8.46%               8.86%               9.38%             8.97%(c)
PORTFOLIO TURNOVER
  RATE...................           11%               47%                 41%                 34%               42%

                                    ADVISOR SHARES
                                   FOR THE
                                       SIX
                                    MONTHS           FOR THE
                                     ENDED   PERIOD*** ENDED
                             JUNE 30, 1998      DECEMBER 31,
                               (UNAUDITED)              1997
-------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $10.34            $10.37
                               ------            ------
  Net investment
   income................        0.15              0.32
  Net realized and
   unrealized gain
   (loss)................        0.03              0.09
                               ------            ------
  Total income from
   investment
   operations............        0.18              0.41
                               ------            ------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment
   income................       (0.15)            (0.32)
  Net realized gains.....          --             (0.12)
                               ------            ------
Total dividends and
  distributions..........       (0.15)            (0.44)
                               ------            ------
  Net change in net asset
   value per share.......        0.03             (0.03)
                               ------            ------
NET ASSET VALUE, END OF
  PERIOD.................      $10.37            $10.34
                               ------            ------
                               ------            ------
TOTAL RETURN(a)..........       0.66%(b)          3.93%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (in
   thousands)............      $   31            $   15
Ratios to average net
  assets:
  Expenses**.............       0.93%(c)          1.03%(c)
  Net investment
   income................       8.73%(c)          7.87%(c)
PORTFOLIO TURNOVER
  RATE...................         11%               47%

---------------
   * Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
   ***
     Sales of Advisor Shares began on August 14, 1997.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c)Annualized.

                        THE OFFITBANK INVESTMENT FUND, INC.
                               FINANCIAL HIGHLIGHTS
                               EMERGING MARKETS FUND

                                                               SELECT SHARES(d)
                           -----------------------------------------------------------------------------------------
                            FOR SIX MONTHS
                            ENDED JUNE 30,      FOR THE YEAR
                                      1998    ENDED DECEMBER          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               (UNAUDITED)          31, 1997           DECEMBER 31, 1996           DECEMBER 31, 1995
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
    PERFORMANCE:
NET ASSET VALUE,
    BEGINNING OF
    PERIOD...............     $  10.46          $  11.03               $   9.91                    $   8.84
                           ---------------   ---------------           --------                     -------
  Net investment
   income................         0.50              1.15                   1.00                        0.90
  Net realized and
   unrealized gain
   (loss)................        (0.33)               --                   1.55                        1.07
                           ---------------   ---------------           --------                     -------
  Total income from
   investment
   operations............         0.17              1.15                   2.55                        1.97
                           ---------------   ---------------           --------                     -------
LESS DIVIDENDS AND
    DISTRIBUTIONS FROM:
  Net investment
   income................        (0.50)            (1.15)                 (1.00)                      (0.60)
  Excess of net
   investment income.....           --             (0.04)                    --                          --
  Net realized gains.....           --             (0.53)                 (0.43)                         --
  Return of capital......           --                --                     --                       (0.30)
                           ---------------   ---------------           --------                     -------
Total dividends and
    distributions........        (0.50)            (1.72)                 (1.43)                      (0.90)
                           ---------------   ---------------           --------                     -------
  Net change in net asset
   value per share.......        (0.33)            (0.57)                  1.12                        1.07
                           ---------------   ---------------           --------                     -------
NET ASSET VALUE, END OF
    PERIOD...............     $  10.13          $  10.46               $  11.03                    $   9.91
                           ---------------   ---------------           --------                     -------
                           ---------------   ---------------           --------                     -------
TOTAL RETURN(a)..........        1.49%(b)         10.67%                 26.56%                      23.38%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
   period (in
   thousands)............     $259,189          $210,777               $116,144                    $ 49,250
Ratios to average net
    assets:
  Expenses**.............        1.09%(c)          1.29%                  1.16%                       1.50%
  Net investment
   income................        9.56%(c)          9.49%                  9.62%                       9.97%
PORTFOLIO TURNOVER
    RATE.................          36%              179%                   136%                         60%


                           FOR THE PERIOD FROM MARCH
                           8, 1994* THROUGH DECEMBER
                                            31, 1994
------------------------------------------------------------------------------
PER SHARE OPERATING
    PERFORMANCE:
NET ASSET VALUE,
    BEGINNING OF
    PERIOD...............          $  10.00
                                    -------
  Net investment
   income................              0.81
  Net realized and
   unrealized gain
   (loss)................             (1.16)
                                    -------
  Total income from
   investment
   operations............             (0.35)
                                    -------
LESS DIVIDENDS AND
    DISTRIBUTIONS FROM:
  Net investment
   income................             (0.81)
  Excess of net
   investment income.....                --
  Net realized gains.....                --
  Return of capital......                --
                                    -------
Total dividends and
    distributions........             (0.81)
                                    -------
  Net change in net asset
   value per share.......             (1.16)
                                    -------
NET ASSET VALUE, END OF
    PERIOD...............          $   8.84
                                    -------
                                    -------
TOTAL RETURN(a)..........            (3.82%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
   period (in
   thousands)............          $ 28,117
Ratios to average net
    assets:
  Expenses**.............             1.50%(c)
  Net investment
   income................            10.39%(c)
PORTFOLIO TURNOVER
    RATE.................               47%

---------------
   * Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c)Annualized.
  (d)As of June 30, 1998 there were no Advisor Shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                           LATIN AMERICA EQUITY FUND

                                                          SELECT SHARES
                                -----------------------------------------------------------------    ADVISOR SHARES (D)
                                 FOR THE SIX MONTHS                           FOR THE PERIOD FROM   -----------------
                                              ENDED          FOR THE YEAR      FEBRUARY 13, 1996*      FOR THE PERIOD ***
                                      JUNE 30, 1998                 ENDED    THROUGH DECEMBER 31,                   ENDED
                                        (UNAUDITED)     DECEMBER 31, 1997                    1996       DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................         $      14.13          $      11.66           $       10.00           $       15.11
                                            -------               -------                 -------                --------
  Net investment income
   (loss).....................                 0.24                  0.09                    0.20                   (0.21)
  Net realized and unrealized
   gain (loss)................                (3.19)                 2.74                    2.11                   (0.50)
                                            -------               -------                 -------                --------
  Total income (loss) from
   investment operations......                (2.95)                 2.83                    2.31                   (0.71)
                                            -------               -------                 -------                --------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment income.......                (0.24)                (0.09)                  (0.20)                  (0.01)
  Excess of net investment
   income.....................                   --                 (0.02)                     --                      --
  Net realized gains..........                   --                 (0.25)                  (0.45)                  (0.25)
                                            -------               -------                 -------                --------
Total dividends and
  distributions...............                (0.24)                (0.36)                  (0.65)                  (0.26)
                                            -------               -------                 -------                --------
  Net change in net asset
   value per share                            (3.19)                 2.47                    1.66                   (0.97)
                                            -------               -------                 -------                --------
NET ASSET VALUE, END OF
  PERIOD......................         $      10.94          $      14.13           $       11.66           $       14.14
                                            -------               -------                 -------                --------
                                            -------               -------                 -------                --------
TOTAL RETURN (a)..............               (20.95%)(b)              24.22%                23.36%(b)                (4.64%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
   (in thousands).............         $     36,142          $     55,034           $      13,308           $          18
Ratios to average net assets
  Expenses**..................                 2.00%(c)               1.60%                 2.00%(c)                 1.73%(c)
  Net Investment Income
   (loss).....................                 3.27%(c)               0.26%                 1.97%(c)                (0.73%)(c)
PORTFOLIO TURNOVER RATE.......                 % 35                   98%                    133%                     98%

---------------
   * Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been higher.
   ***
     Sales of Advisor Shares began on June 23, 1997.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c)Annualized.
  (d)As of June 30, 1998 there were no Advisor Shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS

                            NEW YORK MUNICIPAL FUND

                                                                   SELECT SHARES(d)
                                -----------------------------------------------------------------------------
                                        FOR THE SIX                                                 FOR THE PERIOD FROM
                                       MONTHS ENDED          FOR THE YEAR           FOR THE YEAR         APRIL 3, 1995*
                                      JUNE 30, 1998                 ENDED                  ENDED   THROUGH DECEMBER 31,
                                        (UNAUDITED)     DECEMBER 31, 1997      DECEMBER 31, 1996                   1995
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................         $      10.69          $      10.40           $      10.47           $      10.00
                                            -------               -------                -------                -------
  Net investment income.......                 0.22                  0.46                   0.44                   0.33
  Net realized and unrealized
   gain (loss)................                 0.03                  0.34                  (0.06)                  0.47
                                            -------               -------                -------                -------
  Total income from investment
   operations.................                 0.25                  0.80                   0.38                   0.80
                                            -------               -------                -------                -------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment income.......                (0.22)                (0.46)                 (0.44)                 (0.32)
  Net realized gains..........                 0.00                 (0.05)                 (0.01)                 (0.01)
                                            -------               -------                -------                -------
Total dividends and
  distributions...............                (0.22)                (0.51)                 (0.45)                 (0.33)
                                            -------               -------                -------                -------
Net change in net asset value
  per share...................                 0.03                  0.29                  (0.07)                  0.47
                                            -------               -------                -------                -------
NET ASSET VALUE, END OF
  PERIOD......................         $      10.72          $      10.69           $      10.40           $      10.47
                                            -------               -------                -------                -------
                                            -------               -------                -------                -------
TOTAL RETURN(a)...............                2.37%(b)               7.84%                 3.72%                  8.13%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
   (in thousands).............         $     56,449          $     42,046           $     20,158           $     12,516
Ratios to average net assets:
  Expenses**..................                0.50%(c)               0.50%                 0.55%                  0.54%(c)
  Net investment income.......                4.15%(c)               4.22%                 4.28%                  4.20%(c)
PORTFOLIO TURNOVER RATE.......                  36%                  144%                    33%                    35%

---------------
   * Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c)Annualized.
  (d)As of June 30, 1998 there were no Advisor Shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                           CALIFORNIA MUNICIPAL FUND

                                                                                           SELECT SHARES(d)
                                                                        -----------------------------------------------
                                                                           FOR THE SIX MONTHS ENDED        FOR THE PERIOD FROM
                                                                                      JUNE 30, 1998     APRIL 2, 1997* THROUGH
                                                                                        (UNAUDITED)          DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................           $   10.37                   $   10.00(e)
                                                                                    ------                      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................................                0.20                        0.33
  Net realized and unrealized gains...................................                0.02                        0.38
                                                                                    ------                      ------
  Total income from investment operations.............................                0.22                        0.71
                                                                                    ------                      ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income...............................................               (0.20)                      (0.33)
  Net realized gains..................................................                0.00                       (0.01)
                                                                                    ------                      ------
  Total dividends and distributions...................................               (0.20)                      (0.34)
                                                                                    ------                      ------
Net change in net asset value per share...............................                0.02                        0.37
                                                                                    ------                      ------
NET ASSET VALUE, END OF PERIOD........................................           $   10.39                   $   10.37
                                                                                    ------                      ------
                                                                                    ------                      ------
TOTAL RETURNa.........................................................               2.16%(b)                    7.14%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)..........................               8,156                   $   4,792
Ratios to average net assets:
  Expenses**..........................................................               0.50%(c)                    0.50%(c)
  Net investment income...............................................               3.92%(c)                    4.15%(c)
PORTFOLIO TURNOVER RATE...............................................                  8%                         41%

                               NATIONAL MUNICIPAL

                                                                                         SELECT SHARES(d)
                                                                     --------------------------------------------------------
                                                                     ---------------------------------------------------
                                                                        FOR THE SIX MONTHS ENDED          FOR THE PERIOD FROM
                                                                                   JUNE 30, 1998    OCTOBER 20, 1997* THROUGH
                                                                                     (UNAUDITED)            DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................           $   10.19                    $   10.00(e)
                                                                                 ------                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............................................                0.20                         0.08
  Net realized and unrealized gains................................                0.09                         0.19
                                                                                 ------                       ------
  Total income from investment operations..........................                0.29                         0.27
                                                                                 ------                       ------
LESS DIVIDENDS FROM:
  Net investment income............................................               (0.20)                       (0.08)
  Distributions to shareholders from net realized gains on
   investment transactions.........................................                0.00                         0.00
                                                                                 ------                       ------
TOTAL DIVIDENDS AND DISTRIBUTIONS:.................................               (0.20)                       (0.08)
                                                                                 ------                       ------
  Net change in net asset value per share..........................                0.09                         0.19
                                                                                 ------                       ------
NET ASSET VALUE, END OF PERIOD.....................................           $   10.28                    $   10.19
                                                                                 ------                       ------
                                                                                 ------                       ------
TOTAL RETURNa......................................................               2.84%(b)                     2.70%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands).......................           $   9,099                    $   2,805
Ratios to average net assets
  Expenses**.......................................................               0.50%(c)                     0.50%(c)
  Net Investment Income............................................               3.90%(c)                     3.95%(c)
PORTFOLIO TURNOVER RATE............................................                 27%                          46%

------------------------------
    *Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been higher.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c)Annualized.
  (d)As of June 30, 1998 there were no Advisor Shares outstanding.
  (e)Initial offering price.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                        U.S. GOVERNMENT SECURITIES FUND

                                                              SELECT SHARES(d)
                                              ----------------------------------------------
                                                   FOR THE SIX MONTHS
                                                                ENDED       FOR THE PERIOD FROM
                                                        JUNE 30, 1998     JULY 1, 1997* THROUGH
                                                          (UNAUDITED)         DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........         $  10.17                  $  10.00(e)
                                                      -------                    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................             0.26                      0.27
  Net realized and unrealized gains.........             0.09                      0.19
                                                      -------                    ------
  Total income from investment operations...             0.35                      0.46
                                                      -------                    ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................            (0.26)                    (0.27)
  Excess of net investment income...........        --                            (0.01)
  Net realized gains........................        --                            (0.01)
                                                      -------                    ------
Total dividends and distributions...........            (0.26)                    (0.29)
                                                      -------                    ------
Net change in net asset value per share.....             0.09                      0.17
                                                      -------                    ------
NET ASSET VALUE, END OF PERIOD..............         $  10.26                  $  10.17
                                                      -------                    ------
                                                      -------                    ------
TOTAL RETURNa...............................            3.45%(b)                  4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
   thousands)...............................         $ 18,423                  $  3,955
Ratios to average net assets:
  Expenses**................................            0.50%(c)                  0.50%(c)
  Net investment income.....................            5.09%(c)                  5.32%(c)
PORTFOLIO TURNOVER RATE.....................             186%                      153%

                            MORTGAGE SECURITIES FUND

                                                                SELECT SHARES(d)
                                              -----------------------------------------------------
                                               FOR THE SIX MONTHS ENDED         FOR THE PERIOD FROM
                                                          JUNE 30, 1998       JULY 1, 1997* THROUGH
                                                            (UNAUDITED)           DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........          $  10.17                    $  10.00(e)
                                                       -------                     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................              0.30                        0.29
  Net realized and unrealized gains.........              0.06                        0.22
                                                       -------                     -------
  Total income from investment operations...              0.36                        0.51
                                                       -------                     -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................             (0.30)                      (0.29)
  Excess of net investment income...........         --                              (0.01)
  Net realized gains........................         --                              (0.04)
                                                       -------                     -------
Total dividends and distributions...........             (0.30)                      (0.34)
                                                       -------                     -------
Net change in net asset value per share.....              0.06                        0.17
                                                       -------                     -------
NET ASSET VALUE, END OF PERIOD..............          $  10.23                    $  10.17
                                                       -------                     -------
                                                       -------                     -------
TOTAL RETURNa...............................             3.53%(b)                    5.10%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
   thousands)...............................          $ 38,762                    $ 17,037
Ratios to average net assets:
  Expenses**................................             0.50%(c)                    0.50%(c)
  Net investment income.....................             5.82%(c)                    5.77%(c)
PORTFOLIO TURNOVER RATE.....................               77%                         81%

---------------
   * Commencement of operations.
   **During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
  (a)Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
  (b)Not annualized.
  (c)Annualized.
  (d)As of June 30, 1998 there were no Advisor Shares outstanding.
  (e)Initial offering price.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-----------------------------------------------------------------------------

1. ORGANIZATION The OFFITBANK Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940" Act) and operates as a non-diversified, no-load and open-end management investment company. The Company consists of eleven separately managed funds, of which eight, OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Latin America Equity Fund (formerly "OFFITBANK Latin America Total Return Fund"), OFFITBANK New York Municipal Fund, OFFITBANK California Municipal Fund, OFFITBANK U.S. Government Securities Fund, OFFITBANK Mortgage Securities Fund, and OFFITBANK National Municipal Fund (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

High Yield Fund.........................  March 2, 1994
Emerging Markets Fund...................  March 8, 1994
Latin America Equity Fund...............  February 13, 1996
New York Municipal Fund.................  April 3, 1995
California Municipal Fund...............  April 2, 1997
U.S. Government Securities Fund.........  July 1, 1997
Mortgage Securities Fund................  July 1, 1997
National Municipal Fund.................  October 20, 1997

Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the Advisor shares are expected to bear additional shareholder servicing expenses.

The High Yield Fund's primary investment objective is high current income with capital appreciation as a secondary objective. The Emerging Markets Fund seeks to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation. The Latin America Equity Fund's primary investment objective is capital appreciation with current income as a secondary objective. The New York Municipal Fund seeks to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The California Municipal Fund seeks to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The U.S. Government Securities Fund seeks to provide shareholders with current income. The Mortgage Securities Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation. The National Municipal Fund seeks to maximize total after-tax return, consistent with a prudent level of credit risk.

OFFITBANK (the "Adviser") serves as the Funds' investment adviser. Effective June 1, 1998, PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., began providing administrative and fund accounting services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares. PFPC also provides transfer and dividend disbursing agent services for the Funds. Prior to June 1, 1998, BISYS Fund Services, Limited Partnership, and BISYS Fund Services, Inc. provided the aformentioned services.

2. SIGNIFICANT ACCOUNTING POLICIES The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, and, if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Fund records securities transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

EXPENSES:

The company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------
gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses are realized and unrealized gains and losses are incurred.
ORGANIZATION COSTS:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized over a sixty-month period, beginning with each Fund's commencement of operations.

OFFITBANK assumed the organizational expenses for the High Yield and the Emerging Markets Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the High Yield, the New York Municipal, the California Municipal, the U.S. Government Securities, the Mortgage Securities, and the National Municipal Funds' net investment income, if any, are declared daily and paid monthly. Dividends from the Emerging Markets Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the Latin America Equity Fund's net investment income, if any, are declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year, but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital and currency losses as follows:

                                 CAPITAL LOSS  CURRENCY LOSS
                                   DEFERRED      DEFERRED
                                 ------------  -------------
Emerging Markets Fund..........   $3,025,289     $ 184,458
California Municipal Fund......           36            --

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

DERIVATIVE INSTRUMENTS:

Each Fund (other than the Municipal Funds) may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposures to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds (other than the Municipal Funds) is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the commitment to exchange with another party cash flows which are based upon the application of interest rates, currency movements or other financial indices to a notional principal amount. Gains and losses associated with currency swap transactions entered into by the Emerging Markets Fund and the Latin America Equity Fund are included in realized gains and losses on foreign currency transactions.

The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (a) U.S. Government Securities and (b) municipal bond indices. Such Funds reserve the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 1998, are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The table below indicates the High Yield and Emerging Markets Funds' outstanding forward currency contract positions at June 30, 1998:

HIGH YIELD FUND

                                                   VALUE ON      VALUE AT     UNREALIZED
                         CONTRACT     MATURITY    ORIGINATION    JUNE 30,    APPRECIATION
            CURRENCY      AMOUNTS       DATE         DATE          1998      (DEPRECIATION)
           -----------  -----------  -----------  -----------  ------------  -------------
Sell              CAD    (2,860,000)   11/24/98   ($1,972,413)  $(1,951,339)   $  21,074
Sell              DEM    (5,252,000)    7/10/98   (2,934,078)   (2,913,246)       20,832
Sell              DEM    (1,050,000)    7/10/98     (586,592)     (582,427)        4,165
Sell              DEM   (10,500,000)    7/10/98   (5,739,587)   (5,824,273)      (84,686)
                                                                             -------------
Net unrealized depreciation on forward positions...........................    ($ 38,615)
                                                                             -------------
                                                                             -------------

EMERGING MARKETS FUND

                                                   VALUE ON      VALUE AT     UNREALIZED
                         CONTRACT     MATURITY    ORIGINATION    JUNE 30,    APPRECIATION
            CURRENCY      AMOUNTS       DATE         DATE          1998      (DEPRECIATION)
           -----------  -----------  -----------  -----------  ------------  -------------
Buy               DEM    20,240,000     7/21/98   1$1,355,603   $11,234,520    $(121,083)
Buy               DEM     5,859,000     7/21/98    3,316,446     3,252,127       (64,319)
Sell              DEM   (33,936,000)    7/21/98   (8,996,865)  (18,836,694)      160,171
Sell              ECU    (1,278,607)     9/2/98   (1,416,697)   (1,407,321)        9,376
                                                                             -------------
Net unrealized depreciation on forward positions...........................    ($ 15,855)
                                                                             -------------
                                                                             -------------

A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments.

The Emerging Markets Fund also is invested in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES. The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with the Adviser. Pursuant to the terms of the Investment Advisory Agreements the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% for the first $200,000,000 of assets, 0.75% for the next $400,000,000, and 0.65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Fund; 1.00% for the Latin America Equity Fund; 0.35% in the case of the New York Municipal Fund, the California Municipal Fund, the U.S. Government Securities Fund, the Mortgage Securities Fund, and the National Municipal Fund. For the six months ended June 30, 1998, the Adviser earned fees of $5,282,644, $1,087,083, and $249,373 for the High Yield Fund, Emerging Markets Fund, and Latin America Equity Fund, respectively. The Adviser earned fees of $88,446, $43,154, and $20,896, and waived fees of $45,232,
$36,880, and $18,783 for the New York Municipal Fund,

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------
the  Mortgage  Securities  Fund,  and  the  U.S.  Government  Securities   Fund,
respectively. The Adviser earned and waived fees of $12,548 and $8,576, for the California Municipal Fund and National Municipal Fund, respectively.

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays PFPC a monthly fee for its services at an annual rate of 0.125% of each Portfolio's first $300 million in average daily net assets; 0.11% of each Portfolio's next $300 million in average daily net assets; 0.08% of each Portfolio's next $300 million in average daily net assets; 0.05% of each Portfolio's next $300 million in average daily net assets; and 0.0275 % of each Portfolio's average daily net assets in excess of $1.2 billion. From time to time, PFPC may waive all or a portion of its fees. For the period from June 1, 1998 through June 30, 1998, PFPC was entitled to fees of $118,947, $32,774, $8,454, $8,454, $7,083, $8,454, $7,083, and $7,083 for the High Yield
Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, U.S. Government Securities Fund, Mortgage Securities Fund and the National Municipal Fund, respectively. PFPC waived fees of $7,866, $4,617, $3,282, $7,083, $8,454, $4,142, and $7,083 for the Emerging Markets
Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, U.S. Government Fund, Mortgage Securities Fund and the National Municipal Fund, respectively. For the period prior to June 1, 1998, BISYS Fund Services, Inc., the previous administrator was entitled to fees of $885,456, $145,904, $31,349, $29,742, $4,376, $6,433, $13,853 and $2,812, for the High Yield Fund,
Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, U.S. Government Securities Fund, Mortgage Securities Fund, and the National Municipal Fund, respectively. BISYS waived fees of $442,728, $72,952, $15,674, $14,871, $4,376, $6,433, $11,945, and $2,812, for
the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, U.S. Government Securities Fund, Mortgage Securities Fund, and the National Municipal Fund, respectively.

PFPC provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services PFPC is entitled a fee of $1,250 per month per Fund plus out of pocket expenses. From time to time, PFPC may waive all or a portion of its fees. For the period from June 1, 1998 through June 30, 1998, PFPC waived fees of $1,492 for the U.S. Government Securities Fund and $1,250 for the California Municipal Fund and National Municipal Fund, respectively. For the period prior to June 1, 1998, BISYS Fund Services, Inc., the previous Fund accounting agent, earned fees, including reimbursement of out of pocket expenses, of $28,786, $12,188, $23,077, $22,478, $15,269, $12,303, $14,583, and $14,145 for the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, U.S. Government Securities Fund, Mortgage Securities Fund, and the National Municipal Fund, respectively.

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of these fees. For the period from June 1, 1998 through June 30, 1998, PFPC earned fees of $3,396, $2,168, $1,938, $1,938, $1,591, $1,938, $2,222 and $1,591
for the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, U.S. Government Fund, Mortgage Securities Fund and National Municipal Fund, respectively. PFPC waived fees of $895, $895, $750, $895, $750 and $750, for the Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, U.S. Government Securities Fund, Mortgage Securities Fund and National Municipal Fund, respectively. For the period prior to June 1, 1998, BISYS Fund Services, Inc., the previous transfer agent earned fees, including reimbursement of out of pocket expenses, of $52,709, $12,079, $5,805, $3,501, $576, $580, $1,029, and $274, for the High
Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, U.S. Government Securities Fund, Mortgage Securities Fund, and the National Municipal Fund, respectively.

Shares in each Fund are sold on a continuous basis by the Distributor. Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, each Fund is authorized to spend up to 0.25% of its net assets annually with respect to each class of shares of the Fund in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------
for the Funds to recipients other than existing shareholders. For the six months ended June 30, 1998, no distribution costs were incurred.

Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investments of customers assets in each Fund's Advisor Shares. For the six months ended June 30, 1998, no shareholder servicing fees were incurred.
OFFITBANK has voluntarily agreed to limit the expenses ratios for the California Municipal Fund, U.S. Government Securities Fund, Mortgage Securities Fund, and National Municipal Fund at 0.50%. In order to maintain this ratio, the Adviser has waived its advisory fee and has also agreed to reimburse the Funds $17,768, $11,318, $2,178, and $29,037 respectively.

4. SECURITIES TRANSACTIONS. For the six months ended June 30, 1998, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), were as follows:

                                                     PURCHASES       SALES
                                                    ------------  ------------
High Yield Fund...................................  $230,482,895  $160,649,862
Emerging Markets Fund.............................   138,594,090    85,129,617
Latin America Equity Fund.........................    17,499,784    20,883,181
New York Municipal Fund...........................    27,895,039    17,438,392
California Municipal Fund.........................     3,859,865       531,463
U.S. Government Securities Fund...................    34,477,371    19,831,524
Mortgage Securities Fund..........................    43,189,125    18,399,874
National Municipal Fund...........................     5,772,154     1,276,863

5. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the six months ended June 30, 1998, and the period ended December 31, 1997, were as follows:

                                  HIGH YIELD FUND SELECT SHARES
                      ------------------------------------------------------
                           SIX MONTHS ENDED               YEAR ENDED
                            JUNE 30, 1998             DECEMBER 31, 1997
                      --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      -----------  -------------  -----------  -------------
Shares issued.......   44,509,388  $ 464,098,918   58,935,603  $ 607,572,659
Shares reinvested...    4,174,697     43,512,196    6,635,971     68,319,193
Shares redeemed.....  (18,145,430)  (189,275,111) (19,219,765)  (197,959,947)
                      -----------  -------------  -----------  -------------
Net increase........   30,538,655  $ 318,336,003   46,351,809  $ 477,931,905
                      -----------  -------------  -----------  -------------
                      -----------  -------------  -----------  -------------

                                  HIGH YIELD FUND ADVISOR SHARES
                      ------------------------------------------------------
                           SIX MONTHS ENDED              PERIOD ENDED
                            JUNE 30, 1998             DECEMBER 31, 1997
                      --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      -----------  -------------  -----------  -------------
Shares issued.......        2,965  $      31,000  1,446$              15,000
Shares reinvested...            0              0            0              0
Shares redeemed.....       (1,446)       (15,029)           0              0
                      -----------  -------------  -----------  -------------
Net increase........        1,519  $      15,971        1,446  $      15,000
                      -----------  -------------  -----------  -------------
                      -----------  -------------  -----------  -------------

                               EMERGING MARKETS FUND SELECT SHARES
                      ------------------------------------------------------
                           SIX MONTHS ENDED               YEAR ENDED
                            JUNE 30, 1998             DECEMBER 31, 1997
                      --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      -----------  -------------  -----------  -------------
Shares issued.......    6,932,104  $  73,323,314   10,783,609  $ 121,597,415
Shares reinvested...      821,956      8,570,418    1,550,297     16,925,719
Shares redeemed.....   (2,318,086)   (23,952,892)  (2,718,271)   (30,354,173)
                      -----------  -------------  -----------  -------------
Net increase........    5,435,974  $  57,940,840    9,615,635  $ 108,168,961
                      -----------  -------------  -----------  -------------
                      -----------  -------------  -----------  -------------

                        EMERGING MARKETS FUND
                            ADVISOR SHARES
                      --------------------------
                             PERIOD ENDED
                          DECEMBER 31, 1997
                      --------------------------
                        SHARES        AMOUNT
                      -----------  -------------
Shares issued.......       15,214  $     175,030
Shares redeemed.....      (15,214)      (172,596)
                      -----------  -------------
Net increase........            0  $       2,434
                      -----------  -------------
                      -----------  -------------

                               LATIN AMERICA EQUITY FUND SELECT SHARES
                          --------------------------------------------------
                              SIX MONTHS ENDED             YEAR ENDED
                               JUNE 30, 1998           DECEMBER 31, 1997
                          ------------------------  ------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ----------  ------------
Shares issued...........     247,914  $  3,240,797   4,783,824  $ 67,593,866
Shares reinvested.......      39,390       445,995      78,005     1,094,992
Shares redeemed.........    (878,688)  (10,761,303) (2,109,165)  (28,221,087)
                          ----------  ------------  ----------  ------------
Net increase
 (decrease).............    (591,384)   (7,074,511)  2,752,664  $ 40,467,771
                          ----------  ------------  ----------  ------------
                          ----------  ------------  ----------  ------------

                               LATIN AMERICA EQUITY FUND ADVISOR SHARES
                          --------------------------------------------------
                              SIX MONTHS ENDED            PERIOD ENDED
                               JUNE 30, 1998           DECEMBER 31, 1997
                          ------------------------  ------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ----------  ------------
Shares issued...........           0             0      60,128  $    991,200
Shares redeemed.........      (1,277)      (17,939)    (28,851)     (929,261)
                          ----------  ------------  ----------  ------------
Net increase
 (decrease).............      (1,277)      (17,939)      1,277  $     61,939
                          ----------  ------------  ----------  ------------
                          ----------  ------------  ----------  ------------

                                  NEW YORK MUNICIPAL FUND SELECT SHARES
                             -----------------------------------------------
                                SIX MONTHS ENDED            YEAR ENDED
                                  JUNE 30, 1998         DECEMBER 31, 1997
                             -----------------------  ----------------------
                               SHARES      AMOUNT      SHARES      AMOUNT
                             ----------  -----------  ---------  -----------
Shares issued..............   2,645,068  $28,331,312  2,757,463  $29,031,529
Shares reinvested..........      82,260      880,590    112,876    1,189,875
Shares redeemed............  (1,393,504) (14,925,876)  (875,489)  (9,238,189)
                             ----------  -----------  ---------  -----------
Net increase...............   1,333,824  $14,286,026  1,994,850  $20,983,215
                             ----------  -----------  ---------  -----------
                             ----------  -----------  ---------  -----------

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

                                 CALIFORNIA MUNICIPAL FUND SELECT SHARES
                              ----------------------------------------------
                                 SIX MONTHS ENDED          PERIOD ENDED
                                  JUNE 30, 1998         DECEMBER 31, 1997
                              ----------------------  ----------------------
                               SHARES      AMOUNT      SHARES      AMOUNT
                              ---------  -----------  ---------  -----------
Shares issued...............    322,570  $ 3,355,872    454,503  $ 4,636,788
Shares reinvested...........     11,288      117,300      7,824       80,388
Shares redeemed.............    (11,545)    (120,000)         0            0
                              ---------  -----------  ---------  -----------
Net increase................    322,313  $ 3,353,172    462,327  $ 4,717,126
                              ---------  -----------  ---------  -----------
                              ---------  -----------  ---------  -----------

                              U.S. GOVERNMENT SECURITIES FUND SELECT SHARES
                              ----------------------------------------------
                                 SIX MONTHS ENDED          PERIOD ENDED
                                  JUNE 30, 1998         DECEMBER 31, 1997
                              ----------------------  ----------------------
                               SHARES      AMOUNT      SHARES      AMOUNT
                              ---------  -----------  ---------  -----------
Shares issued...............  1,421,862  $14,571,450    391,245  $ 3,943,065
Shares reinvested...........     29,306      299,898      4,514       45,655
Shares redeemed.............    (44,498)    (456,000)    (6,827)     (69,119)
                              ---------  -----------  ---------  -----------
Net increase................  1,406,670  $14,415,348    388,932  $ 3,919,601
                              ---------  -----------  ---------  -----------
                              ---------  -----------  ---------  -----------

                      THE OFFITBANK INVESTMENT FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-----------------------------------------------------------------------------

                                 MORTGAGE SECURITIES FUND SELECT SHARES
                             ----------------------------------------------
                                SIX MONTHS ENDED          PERIOD ENDED
                                 JUNE 30, 1998         DECEMBER 31, 1997
                             ----------------------  ----------------------
                              SHARES      AMOUNT      SHARES      AMOUNT
                             ---------  -----------  ---------  -----------
Shares issued..............  2,204,152  $22,645,012  1,647,704  $16,626,836
Shares reinvested..........     66,820      535,646     30,335      307,847
Shares redeemed............   (156,495)  (1,600,030)    (2,458)     (25,000)
                             ---------  -----------  ---------  -----------
Net increase...............  2,114,477  $21,580,628  1,675,581  $16,909,683
                             ---------  -----------  ---------  -----------
                             ---------  -----------  ---------  -----------

                                 NATIONAL MUNICIPAL FUND SELECT SHARES
                             ----------------------------------------------
                                SIX MONTHS ENDED          PERIOD ENDED
                                 JUNE 30, 1998         DECEMBER 31, 1997
                             ----------------------  ----------------------
                              SHARES      AMOUNT      SHARES      AMOUNT
                             ---------  -----------  ---------  -----------
Shares issued..............    610,581  $ 6,258,425    274,236  $ 2,750,010
Shares reinvested..........      9,353       95,866      1,002       10,113
Shares redeemed............     (9,882)    (100,700)         0            0
                             ---------  -----------  ---------  -----------
Net increase...............    610,052  $ 6,253,591    275,238  $ 2,760,123
                             ---------  -----------  ---------  -----------
                             ---------  -----------  ---------  -----------

6. OTHER MATTERS. The High Yield Fund, the Emerging Markets Fund and the Latin America Equity Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved in domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

The New York Municipal and California Municipal Funds invest primarily in municipal obligations issued by the States of New York and California, respectively, and their agencies, instrumentalities and various political subdivisions. The Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated. If either New York or California or any of their local governmental entities are unable to meet their financial obligations, the income derived by the Funds and their ability to preserve capital and liquidity could be adversely affected.

                      THE OFFITBANK INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Morris W. Offit
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Dr. Wallace Mathai-Davis
SECRETARY AND TREASURER

David C. Lebisky
ASSISTANT SECRETARY

Gary M. Gardner
ASSISTANT SECRETARY

Stephen Brent Wells
ASSISTANT TREASURER

Vincent M. Rella
ASSISTANT TREASURER

David D. Marky
ASSISTANT TREASURER

Stephen M. Wynne
ASSISTANT TREASURER

INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, New York 10022-4213

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, Pennsylvania 19428-2961

CUSTODIANS
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245
(OFFITBANK EMERGING MARKETS FUND AND
OFFITBANK LATIN AMERICA EQUITY FUND)

The Bank of New York
48 Wall Street
New York, New York 10286
(ALL OTHER OFFITBANK FUNDS)

ADMINISTRATOR; TRANSFER AND
DIVIDEND DISBURSING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

This report is submitted for the information of the shareholders of The OFFITBANK Investment Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus which includes information regarding the Fund's objectives and policies, record, management and other data.

                      The OFFITBANK Investment Fund, Inc.
              400 Bellevue Parkway, Suite 108, Wilmington DE 19809
                                 (212) 758 9600

     OFFIT Funds Distributor, Inc. is the distributor of the Funds' shares.